Annual Report

December 31, 2001                            U.S. Equity Portfolios
Pilgrim Variable Products Trust              Pilgrim VP MagnaCap
                                             Pilgrim VP Research Enhanced Index
Class R                                      Pilgrim VP Growth Opportunities
                                             Pilgrim VP MidCap Opportunities
                                             Pilgrim VP Growth + Value
                                             Pilgrim VP SmallCap Opportunities

                                             International Equity Portfolio
                                             Pilgrim VP International Value

                                             Income Portfolio
                                             Pilgrim VP High Yield Bond

                               [GRAPHIC OF ABACUS]

                                                              [LOGO] ING PILGRIM

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

          Letter to Shareholders ...............................     1
          Portfolio Managers' Reports:
            U.S. Equity Portfolios .............................     2
            International Equity Portfolio .....................    14
            Income Portfolio ...................................    16
          Index Descriptions ...................................    18
          Report of Independent Auditors .......................    19
          Statements of Assets and Liabilities .................    20
          Statements of Operations .............................    21
          Statements of Changes in Net Assets ..................    22
          Financial Highlights .................................    25
          Notes to Financial Statements ........................    33
          Portfolios of Investments ............................    42
          Tax Information ......................................    62
          Director/Trustee and Officer Information .............    63

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Class R December 31, 2001 Annual Report for the Pilgrim Variable Products Trust (the "Trust").

In Febraury 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor.

On March 1, 2002, several name changes are scheduled to take place with the Pilgrim Funds to reflect our new association with the Aetna Funds under ING Group. The integrated fund family will be called ING Funds. You will receive further communications regarding these changes as they become effective. Effective March 4, 2002, we anticipate that Pilgrim Funds investors will have access to and exchangeability with the Aetna Funds, providing you an even wider array of investment options to help you meet your financial goals.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.

Sincerely,

ING Pilgrim Group, LLC
February 11, 2002

PILGRIM VP MAGNACAP PORTFOLIO                         Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Thomas R. Jackson, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investment LLC.

Goal: The Pilgrim VP MagnaCap Portfolio (the "Portfolio") seeks growth of capital with dividend income as secondary consideration.

Market Overview: The U.S. stock market declined significantly in the last twelve months with the S&P 500 Index ("S&P 500") down 11.88%. The market was down considerably more through September 21st, and has rebounded substantially since then. Slowing economic activity, the worst corporate profit performance in decades, and the September 11th terrorist attacks all weighed on equity prices. These negatives were offset to some degree by unprecedented Federal Reserve easings, a federal tax cut, significantly declining oil prices (which I consider the equivalent of a tax cut for the American consumer funded by OPEC), declining inflation and interest rates and, at the September lows, an undervalued stock market. While the world economy is still mired in a recession, recent data releases provide hope that the worst may be behind us.

Performance: For the year ended December 31, 2001, the Portfolio's Class R shares, excluding any charges, declined 10.44% compared to an 11.88% decline for the S&P 500.

Portfolio Specifics: The Portfolio has been significantly rebalanced since mid-year. Many holdings with premium valuations to the market were sold. Purchases were concentrated on large companies with investment grade* balance sheets that had the ability to have grown their dividends historically. A very important criterion in the selection of these investments was that they were selling at valuation discounts to the stock market.

For the year, the Portfolio's performance was helped by its holdings in the Healthcare, Financial, and Consumer Staples sectors, and hurt by its holdings in Energy and Capital Goods.

Market Outlook: While the length and depth of the market decline over the last eighteen months has been painful, the good news is that stocks are more reasonably priced than they have been in some time. Given the substantial decline in short term interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks reached more attractive valuation levels at the end of the third quarter than had been the case for years. However, with the market rebounding substantially over the last several months in anticipation of an economic recovery, the critical question is "When and how rapidly will the economy and corporate profits begin to expand again?" Consumers' financial health and willingness to spend are the critical variables. The consumer savings rate is low compared to history and consumer debt levels are high. It should be pointed out that this has been true for some time and consumer spending has held up remarkably well. Whether or not this will continue is the issue. Most analysts now believe that the economy will be expanding again by sometime in the first quarter of 2002.


Our current strategy is to balance the portfolio between two types of companies:
1) attractively valued companies that should experience a leveraged benefit when the economy rebounds; and 2) attractively valued companies in market sectors such as Healthcare and Consumer Staples whose business prospects are somewhat insulated from the economy. The low rate of inflation means that most companies do not have pricing power for the products or services that they sell. We are particularly fond of companies whose stocks are selling at valuation discounts to the market, but have pricing power. Many companies in the Healthcare, Tobacco, and Insurance industries currently meet this criterion.

----------
* Credit quality refers to the Portfolio's underlying investments, not to the stability or safety of the Portfolio.

Portfolio Manager's Report                         PILGRIM VP MAGNACAP PORTFOLIO
--------------------------------------------------------------------------------

                                                 5/8/00       12/00     12/31/01
                                                 -------     -------     -------
Pilgrim VP MagnaCap Portfolio Class R            $10,000     $10,161     $ 9,100
S&P 500 Index                                    $10,000     $ 9,161     $ 8,073

                                    Average Annual
                                 Total Returns for the
                                     Periods Ended
                                   December 31, 2001
                             ------------------------------
                                            Since Inception
                             1 Year             5/8/00
                             ------             ------
Class R                      -10.44%             -5.56%
S&P 500 Index                -11.88%            -12.05%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim VP MagnaCap Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 5/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                 See accompanying index descriptions on page 18.

PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO          Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Aeltus Investment Management, Inc. led by Hugh Whelan, Senior Portfolio Manager and Douglas Cote, Portfolio Manager.

Goal: The Pilgrim VP Research Enhanced Index Portfolio (the "Portfolio") seeks capital appreciation by investing primarily in large companies contained in the S&P 500 Index.

Market Overview: The S&P 500 Index ("S&P 500") decline over the last year has been driven by a significant slowing in the U.S. economy, changes in the outlook for technology growth, and, most recently, the economic implications of the terrorist attacks on September 11th. The year as a whole was marked by abrupt swings between investors favoring defensive stocks, and then shunning those stocks to focus on more cyclical stocks with relatively high valuations and poor earnings momentum on the belief that these stocks will benefit the most from an end to the current economic recession. For the entire year, the best performing sectors were in the Basic Materials and Consumer Discretionary sectors. The poorest performing sectors were the Utility and Technology sectors. For the year, smaller cap stocks within the S&P 500 outperformed larger cap stocks within the Index.

Performance: For the year ended December 31, 2001, the Portfolio's Class R shares, excluding any charges, returned -12.00% compared to -11.88% for the S&P 500.

Portfolio Specifics: The Portfolio underperformed the S&P 500 during the period. The Portfolio's underperformance occurred primarily in January, April and October/November of this year when surges of optimism caused investors to favor stocks with poor earnings momentum, negative price momentum, negative outlooks by equity analysts and inconsistent earnings growth. Consequently the quantitative model used to manage the Portfolio -- which underweights stocks with negative earnings growth, inconsistent earnings, negative analyst outlooks, and poor price momentum -- did not perform well in those periods. Investor behavior was atypical this year as investors dwelled on trying to forecast the onset of economic recovery rather than on the merits of individual stocks.

Underperformance during the period was primarily due to ineffective sector selection by the quantitative model we use to manage the Portfolio. This was specifically due to our underweight in the Consumer Discretionary sector, and, our overweight in the Health Care and Utilities sectors. Poor sector selection by our quantitative model was partially offset by good security selection by the quantitative model we use to manage the Portfolio. Sector selection was effective particularly within the Telecommunication sector where underweights in Qwest and Global Crossing added to the Portfolio's relative performance. This was partially offset by ineffective security selection within the Consumer Discretionary sector where underweights in AOL and Wal-Mart detracted from the Portfolio's performance relative to the S&P 500.

Our quantitative research, which focuses on growth reliability, earnings momentum, estimate revisions, price/cash flow and price momentum, has been pointing the Portfolio towards greater weightings in the Financials, Technology and Consumer Discretionary sectors, and, towards lower weightings in Energy and Health Care over the last three months. Currently, our largest overweight is in the Financials sector; our largest underweight is in the Health Care sector.

Market Outlook: As the U.S. regains economic momentum in 2002, we expect a resumption of both positive equity market returns, and a resumption of investors' usual focus on which individual companies are likely to produce above average returns. There are early signs that the U.S. economy has begun to emerge from recession. In particular, the manufacturing sector has seen a positive rebound in new orders and weekly jobless claims have begun to stabilize. With less focus on the timing of a recovery and the actions of the Federal Reserve, we believe the market will again renew its normal preoccupation with individual companies that are exhibiting superior combinations of business momentum, market focus, and valuation -- these are the attributes our quantitative model is designed to measure on a bottom-up basis.

Portfolio Managers' Report          PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                5/6/94     12/94     12/95     12/96     12/97     12/98    4/30/99    12/99     12/00   12/31/01
                                ------     -----     -----     -----     -----     -----    -------    -----     -----   --------
Pilgrim VP Research Enhanced
  Index Portfolio Class R       $10,000   $10,141   $11,659   $13,120   $13,927   $14,069             $14,884   $13,153   $11,574
S&P 500 Index                   $10,000   $10,398   $14,306   $17,590   $23,459   $30,162             $36,508   $33,184   $29,241
Lehman Brothers Government/
  Corporate Bond Index          $10,000   $10,044   $11,977   $12,325   $13,527   $14,809   $14,668
Combined Index                  $10,000   $10,044   $11,976   $12,324   $13,527   $14,808             $16,294   $14,810   $13,050

                                  Average Annual Total Returns for the
                                     Periods Ended December 31, 2001
                                -----------------------------------------
                                                          Since Inception
                                1 Year         5 Year          5/6/94
                                ------         ------          ------
Class R                         -12.00%        -2.48%           1.93%
S&P 500 Index                   -11.88%        10.70%          15.02%(1)
Lehman Brothers
Government/Corporate
Bond Index                         N/A          7.37%           7.64%(1)
Combined Index(2)               -11.88%         1.54%           4.05%(1)

The Portfolio commenced operations on May 6, 1994 as the Northstar Multi-Sector Bond Fund with the investment objective of maximizing current income consistent with the preservation of capital. Effective April 30, 1999, the Portfolio changed its name to the Pilgrim VP Research Enhanced Index Portfolio and changed its investment objective and strategies to invest primarily in equity securities of large companies that make up the S&P 500 Index. Accordingly, beginning April 30, 1999, the benchmark index for the Portfolio has been changed from the Lehman Government/Corporate Bond Index to the S&P 500 Index.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Pilgrim VP Research Enhanced Index Portfolio against both the S&P 500 Index and the Lehman Government/Corporate Bond Index as discussed above. The Indices are unmanaged and have an inherent performance advantage over the Portfolio since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 5/1/94.

(2) The combined index reflects the Lehman Brothers Government/Corporate Bond Index for the period May 6, 1994 (inception of the Portfolio) to April 30, 1999 and the S&P 500 Index for the period May 1, 1999 to December 31, 2001.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 18.

PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO             Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice President and Portfolio Manager; Jeffrey Bernstein, Senior Vice President and Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP Growth Opportunities Portfolio (the "Portfolio") seeks long-term growth of capital by investing primarily in the common stock of U.S. companies that the Portfolio Managers feel have above average prospects for growth.

Market Overview: The U.S. stock market suffered its second consecutive down year as internal and external forces combined to undermine confidence in the markets. While the year began with a surprise rate cut from the Federal Reserve and continued with eleven rate cuts in total, monetary policy was unable to prevent the U.S. economy from sliding into recession. The Federal Funds rate began the year at 6.50% but closed the year at 1.75%, moving past levels not seen since the early 1960's. Moving in the opposite direction, the unemployment situation ended its eight years of improvement by rising from 4.0% to 5.8% by December.

However, the deterioration in economic and market conditions was punctuated by the tragic events of September 11th, which sent the markets into their final capitulation. As confidence grew in the country's leadership and the success of the military response, the markets found a bottom and closed the year with their first three month winning streak since the final quarter of 1999. The year favored value strategies as opposed to growth, as corporate earnings deteriorated throughout the year. Of the eleven sectors in the S&P 500 Index ("S&P 500"), only two generated gains for the year: Basic Materials and Consumer Cyclicals.

The broadest equity market benchmarks turned in their second straight year of losses. For the Dow Jones Industrial Average ("Dow"), it was the first time the benchmark had consecutive annual losses since 1977-78. The S&P 500 and the Nasdaq Composite Index ("Nasdaq") suffered their first back-to-back yearly losses since 1973-74. The Dow dropped 7.10% in 2001, while the S&P 500 fell 11.88%. The Nasdaq had a double-digit loss for the second year in a row, dropping 21.05% in 2001 after plunging 39.29% in 2000. Small and mid cap stocks fared much better on a relative basis in 2001, as the S&P MidCap 400 Index fell 0.61%, while the Russell 2000 Index actually gained 2.49%.

Performance: For the year ended December 31, 2001, the Portfolio's Class R shares, excluding any charges, fell 38.57% as the Portfolio's strategy of investing in growth stocks was clearly out of favor. The S&P 500 dropped 11.88% for the year, although there was a wide disparity between growth and value stocks -- the Russell 3000 Value Index slipped only 4.33%, while the Russell 3000 Growth Index dropped 19.63%.

Portfolio Specifics: The Portfolio began the year in a very defensive posture with significant overweights in healthcare and energy. In response to the Federal Reserve rate cuts in January, we began to move into more economically sensitive sectors such as Technology. Although we began to see signs of improvement in the late spring/early summer, in retrospect, we were several months too early in becoming more economically sensitive. We continued to use market volatility to our investors' advantage; during the last part of September, we used the weakness as an opportunity to upgrade the quality of our holdings by initiating or adding to positions on weakness. For the last quarter of 2001, the Portfolio had a very strong cyclical bent, as evidenced by our two most significant themes, "The New Consumer" and "The Ubiquitous Semiconductor."

Market Outlook: The market outlook for 2002 is optimistic. All evidence points to a secular market bottom having occurred in late September 2001. The combination of the last few rate cuts, which brought real interest rates to zero, and the government stimulus due to military actions should help repair our economy. We entered 2001 with the macro environment as good as it has ever been; we ended the year with it as bad as it has ever been. We begin 2002 with an enormous amount of fear, uncertainty, and confusion. The odds are that as we move throughout the year, the economic climate will improve, not worsen.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research with a disciplined investment process.

Portfolio Managers' Report             PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                                     5/3/00     12/00   12/31/01
                                                     -------   -------   -------
Pilgrim VP Growth Opportunities Portfolio Class R    $10,000   $ 8,938   $ 5,491
S&P 500 Index                                        $10,000   $ 9,161   $ 8,073

                                      Average Annual
                                   Total Returns for the
                                       Periods Ended
                                     December 31, 2001
                                ----------------------------
                                             Since Inception
                                 1 Year          5/3/00
                                 ------          ------
Class R                         -38.57%         -30.31%
S&P 500 Index                   -11.88%         -12.05%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim VP Growth Opportunities Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 5/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in small and medium-sized companies which may be more susceptible to price swings and less liquid than larger companies.

                 See accompanying index descriptions on page 18.

PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO             Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice President and Portfolio Manager; Jeffrey Bernstein, Senior Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP MidCap Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies that the Portfolio Managers feel have above average prospects for growth.

Market Overview: The U.S. stock market suffered its second consecutive down year as internal and external forces combined to undermine confidence in the markets. While the year began with a surprise rate cut from the Federal Reserve and continued with eleven rate cuts in total, monetary policy was unable to prevent the U.S. economy from sliding into recession. The Federal Funds rate began the year at 6.50% but closed the year at 1.75%, moving past levels not seen since the early 1960's. Moving in the opposite direction, the unemployment situation ended its eight years of improvement by rising from 4.0% to 5.8% by December.

However, the deterioration in economic and market conditions was punctuated by the tragic events of September 11th, which sent the markets into their final capitulation. As confidence grew in the country's leadership and the success of the military response, the markets found a bottom and closed the year with their first three month winning streak since the final quarter of 1999. The year favored value strategies as opposed to growth, as corporate earnings deteriorated throughout the year. Of the eleven sectors in the S&P 500 Index ("S&P 500"), only two generated gains for the year: Basic Materials and Consumer Cyclicals.

The broadest equity market benchmarks turned in their second straight year of losses. For the Dow Jones Industrial Average ("Dow"), it was the first time the benchmark had consecutive annual losses since 1977-78. The S&P 500 and the Nasdaq Composite Index ("Nasdaq") suffered their first back-to-back yearly losses since 1973-74. The Dow dropped 7.10% in 2001, while the S&P 500 fell 11.88%. The Nasdaq had a double-digit loss for the second year in a row, dropping 21.05% in 2001 after plunging 39.29% in 2000. Small and mid cap stocks fared much better on a relative basis in 2001, as the S&P MidCap 400 Index fell 0.61%, while the Russell 2000 Index actually gained 2.49%.

Performance: For the year ended December 31, 2001, the Portfolio's Class R shares, excluding any charges, fell 32.92% as the Portfolio's strategy of investing in growth stocks was clearly out of favor. The S&P MidCap 400 Index dropped 0.61% for the year, although there was a wide disparity between midcap growth and value stocks -- the Russell Midcap Value Index gained 2.33%, while the Russell Midcap Growth Index dropped 20.15%.

Portfolio Specifics: The Portfolio began the year in a very defensive posture with significant overweights in healthcare and energy. In response to the Federal Reserve rate cuts in January, we began to move into more economically sensitive sectors such as Technology. Although we began to see signs of improvement in the late spring/early summer, in retrospect, we were several months too early in becoming more economically sensitive. We continued to use market volatility to our investors' advantage; during the last part of September, we used the weakness as an opportunity to upgrade the quality of our holdings by initiating or adding to positions on weakness. For the last quarter of 2001, the Portfolio had a very strong cyclical bent, as evidenced by significant weightings in "The New Consumer" and "The Ubiquitous Semiconductor" investment themes.

Market Outlook: The market outlook for 2002 is optimistic. All evidence points to a secular market bottom having occurred in late September 2001. The combination of the last few rate cuts, which brought real interest rates to zero, and the government stimulus due to military actions should help repair our economy. We entered 2001 with the macro environment as good as it has ever been; we ended the year with it as bad as it has ever been. We begin 2002 with an enormous amount of fear, uncertainty, and confusion. The odds are that as we move throughout the year, the economic climate will improve, not worsen.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research with a disciplined investment process.

Portfolio Managers' Report             PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                                     5/5/00     12/00   12/31/01
                                                     -------   -------   -------
Pilgrim VP MidCap Opportunities Portfolio Class R    $10,000   $ 9,062   $ 6,079
S&P MidCap 400 Index                                 $10,000   $10,805   $10,739

                                            Average Annual
                                         Total Returns for the
                                             Periods Ended
                                           December 31, 2001
                                       ---------------------------
                                                   Since Inception
                                        1 Year         5/5/00
                                        ------         ------
Class R                                -32.92%         -25.77%
S&P MidCap 400 Index                    -0.61%           4.37%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim VP MidCap Opportunities Portfolio against the S&P MidCap 400 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 5/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller medium-sized companies may entail greater price variability than investing in stocks of larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the funds's performance.

                 See accompanying index descriptions on page 18.

PILGRIM VP GROWTH + VALUE PORTFOLIO                   Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Navellier Fund Management, Inc. is the Sub-Advisor to the Pilgrim VP Growth + Value Portfolio (the "Portfolio"). Louis Navellier is the Chief Investment Officer and President.

Goal: The Portfolio seeks to provide long-term capital appreciation by investing in equity securities of fast growing companies by utilizing quantitative analysis.

Market Overview: At the beginning of 2001 most market forecasters did not foresee the debacle that lay ahead. The Federal Reserve Board made a strong effort to boost the economy with an amazing 11 interest rate cuts over the course of the year. The tech bubble of 1999 and early 2000 appeared to have pushed prices beyond the range where normally Fed rate cuts would serve to boost the market. By the end of the year the Nasdaq Composite Index ("Nasdaq") had dropped -21.01% and S&P 500 Index ("S&P 500") was down 13.04%. The year started off horribly with the Nasdaq dropping over 25% in the first quarter alone. The downward trend over the year was interrupted by a few fairly strong rallies during the second quarter and the first two months of the third quarter. A combination of over-valued stocks and poor earnings reports had already created a poor market environment by the time of the September 11th atrocities. Additionally, unemployment figures rose dramatically during the second and third quarters, dampening consumer confidence and also serving to send the U.S. economy into a full-blown recession. A week after the September 11th disaster, the Dow Jones Industrial Average had dropped 1,370 points, the largest drop over a single week in its history. It would be hard to overstate the impact of September 11th on the stock market and the economy. However, the fourth quarter served as a testament to the resiliency of the U.S. economy and stock market, as many beaten down stocks staged significant rallies. The tech sector proved to be especially strong during the final quarter of the year with the tech heavy Nasdaq 100 Index ("Nasdaq 100") recapturing 25.52%, after seriously underperforming for most of the year (the Nasdaq 100 finished the year down 50.01%).

Performance: For the year ended December 31, 2001, the Portfolio's Class R shares, excluding any charges, was down 30.99% compared to a decline of 9.23% for the Russell 2000 Growth Index and a return of 2.49% for the Russell 2000 Index over the same period.

Portfolio Specifics: The Portfolio's top performing stocks for the period included: Nvidia Corp., Autozone Inc., Affiliated Comp Services, Mohawk Industries and Concord Inc. Among the underperforming stocks were the following:
Emulex, Aeroflex Inc., Rambus Inc., Powerwave Technologies Inc. and Med-Design Group.

During the last quarter our primary reward to risk measure was augmented with short-term reward to risk measures. The fundamental models were also enhanced with new fundamental variables derived from forecasted earnings and earnings growth data. Analysis of the short-term reward to risk measures and the new fundamental variables has indicated that the impact of the reward to risk measures upon the performance of the Portfolio exceeds that of the changes to the fundamental variables. The Portfolio optimization procedure was also recently enhanced with some adjustments to this final step in the process of creating our portfolios.

Market Outlook: There is a lot of confusion as we start the new year. January will represent "judgment day" for many stocks. Many technology stocks have rallied since the September market lows on the false hope that earnings would materialize. While, those stocks with legitimate earnings growth have been getting stronger in recent weeks and are expected to lead the overall stock market.

The recent technology rally appears to have been a "short-covering" rally that is fizzling fast. There was a similar short-covering rally in early April that faded after most technology stocks released record losses and pre-announced that their future earnings outlook was bleak. Many technology stocks are now grossly overvalued relative to their forecasted earnings. The most over-priced index remains the technology-heavy Nasdaq 100, which is now trading at over 70 times trailing earnings and over 50 times fiscal 2003 forecasted earnings.

Recently, our methodical approach combined with our strict stock selection criteria that focuses on superior fundamentals (e.g. strong earnings, modest P/E ratios, strong cash flow, etc.) has benefited the Portfolio. If you monitor our day-to-day performance in recent weeks it is quite evident that on down trading days our portfolio will typically fall much less than the overall stock market. Unfortunately, on days when the stock market ignores fundamentals and is led by technology, our growth portfolios may lag the market (this was quite apparent during October). However, as experienced portfolio managers, we know that the stock market eventually rewards those stocks that exhibit superior fundamentals.

We expect that the stock market will become increasingly selective and gravitate to the stocks that are already posting positive earnings growth. Overall, we remain extremely confident in the Portfolio.

Portfolio Managers' Report                   PILGRIM VP GROWTH + VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                             5/6/94     12/94     12/95     12/96     12/97     12/98     12/99     12/00   12/31/01
                                             -------   -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim VP Growth + Value Portfolio Class R  $10,000   $10,347   $12,911   $15,879   $18,206   $21,725   $42,358   $38,214   $26,372
Russell 2000 Index                           $10,000   $10,026   $12,877   $15,001   $18,356   $17,888   $21,691   $21,036   $21,559
Russell 2000 Growth Index                    $10,000   $10,155   $13,307   $14,806   $16,723   $16,929   $24,223   $18,790   $17,056

                                         Average Annual Total Returns for the
                                           Periods Ended December 31, 2001
                                      ------------------------------------------
                                                                 Since Inception
                                      1 Year         5 Year          5/6/94
                                      ------         ------          ------
Class R                               -30.99%        10.68%          13.50%
Russell 2000 Index                      2.49%         7.52%          10.54%(1)
Russell 2000 Growth Index              -9.23%         2.87%           7.21%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim VP Growth + Value Portfolio against the Russell 2000 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 5/1/94.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in smaller companies which may be more susceptible to price volatility and are less liquid than larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                 See accompanying index descriptions on page 18.

PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO           Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP SmallCap Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation by investing at least 65% of its total assets in the common stock of smaller lesser-known U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The U.S. stock market suffered its second consecutive down year as internal and external forces combined to undermine confidence in the markets. While the year began with a surprise rate cut from the Federal Reserve and continued with eleven rate cuts in total, monetary policy was unable to prevent the U.S. economy from sliding into recession. The Federal Funds rate began the year at 6.50% but closed the year at 1.75%, moving past levels not seen since the early 1960's. Moving in the opposite direction, the unemployment situation ended its eight years of improvement by rising from 4.0% to 5.8% by December.

However, the deterioration in economic and market conditions was punctuated by the tragic events of September 11th, which sent the markets into their final capitulation. As confidence grew in the country's leadership and the success of the military response, the markets found a bottom and closed the year with their first three month winning streak since the final quarter of 1999. The year favored value strategies as opposed to growth, as corporate earnings deteriorated throughout the year. Of the eleven sectors in the S&P 500 Index ("S&P 500"), only two generated gains for the year: Basic Materials and Consumer Cyclicals.

The broadest equity market benchmarks turned in their second straight year of losses. For the Dow Jones Industrial Average ("Dow"), it was the first time the benchmark had consecutive annual losses since 1977-78. The S&P 500 and the Nasdaq Composite Index ("Nasdaq") suffered their first back-to-back yearly losses since 1973-74. The Dow dropped 7.10% in 2001, while the S&P 500 fell 11.88%. The Nasdaq had a double-digit loss for the second year in a row, dropping 21.05% in 2001 after plunging 39.29% in 2000. Small and mid cap stocks fared much better on a relative basis in 2001, as the S&P MidCap 400 Index fell 0.61%, while the Russell 2000 Index actually gained 2.49%.

Performance: For the year ended December 31, 2001, the Portfolio's Class R shares, excluding any charges, fell 29.15% as the Portfolio's strategy of investing in small growth stocks was clearly out of favor. The Russell 2000 Index gained 2.49% for the year, although there was a wide disparity between the growth and value sub-indices -- the Russell 2000 Value Index gained 14.03%, while the Russell 2000 Growth Index dropped 9.23%.

Portfolio Specifics: The Portfolio began the year in a very defensive posture with significant overweights in healthcare and energy. In response to the Federal Reserve rate cuts in January, we began to move into more economically sensitive sectors such as Technology. Although we began to see signs of improvement in the late spring/early summer, in retrospect, we were several months too early in becoming more economically sensitive. We continued to use market volatility to our investors' advantage; during the last part of September, we used the weakness as an opportunity to upgrade the quality of our holdings by initiating or adding to positions on weakness. For the last quarter of 2001, the Portfolio had a very strong cyclical bent, as evidenced by our two most significant themes, "The New Consumer" and "The Ubiquitous Semiconductor."

Market Outlook: The market outlook for 2002 is optimistic. All evidence points to a secular market bottom having occurred in late September 2001. The combination of the last few rate cuts, which brought real interest rates to zero, and the government stimulus due to military actions should help repair our economy. We entered 2001 with the macro environment as good as it has ever been; we ended the year with it as bad as it has ever been. We begin 2002 with an enormous amount of fear, uncertainty, and confusion. The odds are that as we move throughout the year, the economic climate will improve, not worsen.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research with a disciplined investment process.

Portfolio Manager's Report           PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                    5/6/94     12/94     12/95     12/96     12/97     12/98     12/99     12/00   12/31/01
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim VP SmallCap Opportunities
  Portfolio Class R                 $10,000   $10,192   $12,372   $14,055   $16,278   $19,094   $46,024   $46,523   $32,960
Russell 2000 Index                  $10,000   $10,026   $12,877   $15,001   $18,356   $17,888   $21,691   $21,036   $21,559

                                Average Annual Total Returns for the
                                  Periods Ended December 31, 2001
                             -----------------------------------------
                                                       Since Inception
                              1 Year        5 Year          5/6/94
                              ------        ------          ------
Class R                      -29.15%        18.58%          16.85%
Russell 2000 Index             2.49%         7.52%          10.54%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim VP SmallCap Opportunities Portfolio against the Russell 2000 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 5/1/94.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investment in equities. The Portfolio invests in smaller companies which may be more susceptible to price volatility and are less liquid than larger companies.

                 See accompanying index descriptions on page 18.

PILGRIM VP INTERNATIONAL VALUE PORTFOLIO              Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Brandes' LargeCap Investment Committee, Brandes Investment Partners, L.P.

Goal: The Pilgrim VP International Value Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion. The Portfolio may hold up to 25% of its assets in companies with smaller market capitalizations.

Market Overview: Throughout the year ended December 31, 2001, a number of factors contributed to a difficult environment for many international markets:

     *    evidence of global economic slowing, especially in Japan

     *    eroding corporate profits

     * negative sentiment immediately following the September terrorist attacks in the United States

These factors weighed on investor confidence and generally dragged equity prices lower throughout much of the world. The MSCI EAFE Index fell 21.2%. Stocks in emerging markets proved less vulnerable. The MSCI EMF Index fell 4.9%. In Japan, stock prices fell in the fourth quarter, capping a very difficult year for the Japanese equity market and economy. The MSCI Japan Index lost 5.9% in the fourth quarter and 29.9% in 2001.

Further reflecting the difficult environment overseas, European corporate earnings per share were expected to decline about 11% in 2001 compared with predictions 12 months earlier of 11% growth for the year, according to Thomson Financial. Amid this sluggish backdrop, central banks around the world cut interest rates during 2001 with the hopes of sparking an economic rebound. However, their efforts largely failed to restore economic strength or stem stock market losses.

With respect to emerging markets, they proved less vulnerable to the economic malaise that influenced their developed neighbors. Paced by strong gains in Asian markets such as Korea, Sri Lanka, and Taiwan, the MSCI EMF Asia Index gained 4.2% during the year. These gains helped offset losses in Latin America and more severe losses in Emerging Europe and the Middle East. In Argentina, political and economic turmoil in December capped a tenuous year for Latin America's third-largest economy. President Fernando de la Rua resigned, the government decided to essentially default on $132 billion in debt, and citizens rioted in various cities. The MSCI Argentina Index fell 18.3% in 2001.

Performance: For the year ended December 31, 2001, the Portfolio's Class R shares, excluding any charges, fell 11.58% compared to a 21.21% decline for the MSCI EAFE Index.

Portfolio Specifics: The Portfolio's substantial exposure in Japan and declines among Japanese holdings proved the greatest detriment to overall results during the year. Stock-specific weakness among holdings in France also negatively influenced returns. With regard to industry exposure, a substantial weighting in the diversified telecom services industry proved the greatest detriment to the Portfolio during the period. Among the weakest-performing holdings were NTT Corp., Deutsche Telekom and Telebras. For many telecom companies, slowing growth and short-term overcapacity led to weaker earnings in 2001. A number of prominent telecom firms shed significant market value during the year, which provided our firm with select buying opportunities.

From our standpoint, the hard times experienced by many telecom firms over the past two years belies sound company fundamentals, which we believe gird the value of our telecom holdings. We have looked for established players with strong market shares and sound balance sheets and we are confident in these companies' ability to weather economic downturns. Although the industry's stock price performance was poor for the year, we see promise for the individual telecom companies in the Portfolio and continue to be focused on the creation of long-term value versus short-term performance.

Weak short-term performance in the financial and industrial sectors also adversely affected results. Among our holdings in these areas are Zurich Financial Services, Mitsubishi Heavy Industries, and Alstom.

Conversely, stock-specific gains among holdings in the United Kingdom, South Africa, and Mexico boosted overall results and contributed to the Portfolio's relative outperformance versus the benchmark during the year. In addition, advances for holdings in the multi-line retail, metals & mining, and wireless telecom services industries proved positive influences on overall portfolio returns. Specifically, the following holdings were among the best performers in the period: Marks & Spencer, DeBeers (sold from the Portfolio after significant gains), and America Movil.

Market Outlook: As a bottom-up manager, we do not make any top-down projections for countries, regions, economies, or interest rates. We choose our equities one company at a time based on a comprehensive review of their fundamental strengths with an eye to understanding the nature of their businesses and estimating their long-term intrinsic values. Weightings in various countries and industries are the direct result of our individual stock selection. Over the year, our company-by-company research dictated a number of changes in the Portfolio. Select purchases in the banking industry lifted exposure in this area. As of December 31, 2001, the Portfolio had its greatest exposure in the banking and diversified telecom services industries.

With respect to country weightings, we trimmed exposure in the United Kingdom on a case-by-case basis. As a result of gains for a number of U.K. holdings, we reduced exposure as the stock prices climbed toward our estimate of the companies' underlying worth. We redeployed the proceeds of these sales throughout the Portfolio, lifting exposure on a stock-by-stock basis in countries such as Spain, Japan, Mexico, and Singapore. The Portfolio retains its greatest country exposure in the United Kingdom, followed by Japan.

Portfolio Managers' Report              PILGRIM VP INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                   8/8/97     12/97     12/98     12/99     12/00   12/31/01
                                                   -------   -------   -------   -------   -------   -------
Pilgrim VP International Value Portfolio Class R   $10,000   $10,130   $11,844   $17,787   $18,353   $16,211
MSCI EAFE Index                                    $10,000   $ 9,017   $10,850   $13,812   $11,884   $ 9,364

                        Average Annual Total Returns for
                       the Periods Ended December 31, 2001
                       -----------------------------------
                                         Since Inception
                         1 Year              8/8/97
                         ------              ------
Class R                  -11.58%             11.63%
MSCI EAFE Index          -21.21%             -1.48%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim VP International Value Portfolio against the MSCI EAFE Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 8/1/97.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. The Portfolio invests in smaller companies which may be more susceptible to price volatility and are less liquid than larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                 See accompanying index descriptions on page 18.

PILGRIM VP HIGH YIELD BOND PORTFOLIO                  Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Edwin Schriver, Senior Vice President and Senior Portfolio Manager; Andy Mitchell, Vice President and Portfolio Manager; Russ Stiver, Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP High Yield Bond Portfolio (the "Portfolio") seeks high income and capital appreciation by investing primarily in higher-yielding, lower-rated bonds.

Market Overview: This year was a difficult one in the financial markets. As the economy slipped into a recession, weak demand for goods and services translated into lower revenues, earnings and cashflow for the vast majority of issuers. The Federal Reserve moved aggressively to cut short-term interest rates, and by late summer it appeared that the worst was behind us. Then the terrorist attacks of September 11th occurred, and the recovery that had been anticipated to begin late in 2001 was pushed back until sometime in 2002. As we ended the year, the Fed had cut rates still further and leading indicators of the economy pointed to better times ahead, perhaps by the second quarter of 2002.

The high yield market had a tough year in 2001 but did manage to outperform equities by a wide margin. The flight to quality that began in late 1998 continued to be a factor for most of the year. Until very late in the year, investors were generally willing to pay a premium for safety. Despite the weak economy, CCC- rated issues did not materially underperform because prices in this segment of the market entered the year at very low levels. The virtual collapse of the wireline portion of the telecommunications sector was an enormous factor in the performance of the high yield market. Investments in this sector generally lost 50% or more of their value during 2001.

Default rates also increased in 2001, ending the year at around 10%. Defaults were highly concentrated in a few industries, most notably wireline telecommunications and steel. Moody's expects default rates to peak early in 2002 at around 11%, but notes in a recent commentary that "positive factors are indeed so strong that they virtually assure an improvement by the second half of 2002."

Performance: For the year ended December 31, 2001, the Portfolio's Class R shares, excluding any charges, returned -1.05% compared to a return of 5.28% for the Lehman Brothers High Yield Bond Index. Virtually all of the underperformance occurred early in the year and was due primarily to an overweight position in wireline telecommunications. The concentration issue was addressed by mid-year and the Portfolio performed well in the second half of the year.

Portfolio Specifics: The Portfolio is well-positioned for economic recovery with modest overweight positions in most cyclical industries. For 2002, we will continue to pursue investments in companies likely to benefit from an improving economy and with the resources to survive a lengthy recession. As the economic picture brightens, the emphasis will gradually shift from companies best able to survive a slowdown to those that will benefit most from increased demand. The Portfolio is underweight in the wireline telecommunications sector, and we see no reason to add to this sector.

Large flows into and out of the Portfolio during 2001 forced management to maintain cash reserves of close to 10% for most of the year. A large redemption late in the year reduced cash to under 1% at year-end. Future cash holdings will be a function of the volatility of sales and redemptions but will likely be in the 5-8% range.

Market Outlook: There are several reasons to be bullish about high yield in 2002. Yield spreads remain high both historically and relative to default projections, policy actions over the past year are set to provide a meaningful stimulus to the economy, actual defaults are likely to decline, and money is flowing into the high yield market. While we believe that the worst is behind us, we also expect weak fourth quarter results from several sectors. Companies that materially miss already low expectations could be severely punished by the market. We expect investors to emerge from the earnings season believing that we have seen the earnings trough, providing a foundation for more aggressive investing in second- and third-tier companies.

Portfolio Managers' Report                  PILGRIM VP HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                                              5/6/94    12/94     12/95     12/96     12/97     12/98     12/99     12/00   12/31/01
                                              -------  -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim VP High Yield Bond Portfolio Class R  $10,000  $ 9,905   $11,742   $13,592   $14,815   $14,797   $14,355   $12,752   $12,618
Lehman Brothers High Yield Bond Index         $10,000  $10,165   $12,114   $13,488   $15,211   $15,494   $15,865   $14,935   $15,724

                                         Average Annual Total Returns for the
                                           Periods Ended December 31, 2001
                                       -----------------------------------------
                                                                 Since Inception
                                       1 Year        5 Year          5/6/94
                                       ------        ------          ------
Class R                                -1.05%        -1.48%           3.08%
Lehman Brothers High Yield Bond Index   5.28%         3.12%           6.08%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim VP High Yield Bond Portfolio against the Lehman Brothers High Yield Bond Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 5/1/94.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. High Yields reflect the higher credit risks associated with certain lower rated securities in the portfolio and in some cases, the lower market price for those instruments. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 18.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks.

The Lehman Government/Corporate Bond Index is an unmanaged index of government bonds and corporate bonds rated Baa3 or better.

The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small companies.

The Russell 3000 Growth Index is an unmanaged index which measures the performance of the Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Value Index is an unmanaged index which measures the performance of the Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The NASDAQ Composite Index is an unmanaged index that measures all domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The index is market-value weighted.

The S&P MidCap 400 Index is an unmanaged index which measures performance of the mid-size company segment of the U.S. market.

The Dow Jones Industrial Average is an unmanaged index comprised of 30 stocks that are major factors in their industries and widely held by individuals and institutional investors.

The MSCI EAFE Index is an unmanaged index consisting of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Japan Index is an unmanaged index that measures the perfomance of the Japanese stock market.

The MSCI Emerging Markets Free (EMF) Index is an unmanaged index comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The Lehman Brothers High Yield Bond Index is an unmanaged index comprised of non-investment grade bonds with maturities between seven to ten years.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell MidCap Value Index is an index that measures the performance of Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

The Russell MidCap Growth Index consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Nasdaq 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depository Receipts, traded on the Nasdaq National Market System and SmallCap Market.

The Russell 2000 Value Index is an index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EMF Asia Index is a capitalization weighted index that monitors the performance of stocks from the EMF Asian region.

The MSCI Argentina Index is an unmanaged index that measures the performance of the Argentina stock market.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Pilgrim Variable Products Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Pilgrim VP Magna Cap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio, Growth + Value Portfolio, SmallCap Opportunities Portfolio, International Value Portfolio, and High Yield Bond Portfolio (eight Portfolios within the Pilgrim Variable Products Trust), as of December 31, 2001, and the related statements of operations for the year then ended, and statements of changes in net assets and financial highlights for each of the years in the two-year period then ended, except for the MagnaCap Portfolio for which the statement of changes in net assets and financial highlights are for the year ended December 31, 2001 and the period from May 8, 2000 (commencement of operations) to December 31, 2000, the Growth Opportunities Portfolio for which the statement of changes in net assets and financial highlights are for the year ended December 31, 2001 and the period from May 3, 2000 (commencement of operations) to December 31, 2000 and the MidCap Opportunities Portfolio for which the statement of changes in net assets and financial highlights are for the year ended December 31, 2001 and the period from May 5, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods prior to January 1, 2000 the financial highlights were audited by other auditors whose report thereon dated February 15, 2000 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, excluding those financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of the each of the aforementioned Portfolios as of December 31, 2001, the results of their operations, changes in net assets and financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

Los Angeles, California
February 8, 2002

         STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2001
--------------------------------------------------------------------------------

                                                                 Pilgrim VP
                                                                  Research        Pilgrim VP       Pilgrim VP
                                                Pilgrim VP        Enhanced          Growth           MidCap
                                                 MagnaCap           Index        Opportunities    Opportunities
                                                 Portfolio        Portfolio        Portfolio        Portfolio
                                               -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at market value*     $   7,299,200    $  17,395,342    $  10,872,416    $   4,442,503
Short-term investments at amortized cost           1,276,000           78,000        1,534,000          294,000
Cash                                                     317              287              969              737
Foreign currencies at market value**                      --               --               --               --
 Receivables:
 Investment securities sold                               --          662,041          254,762          375,981
 Fund shares sold                                    115,986            7,629          143,732           17,040
 Dividends and interest                               13,222           18,047              268              937
 Other                                                    --               --               --               --
Prepaid expenses                                          28              177              112              420
Reimbursement due from investment
 manager                                                  --           96,442           30,603           16,024
                                               -------------    -------------    -------------    -------------
  Total assets                                     8,704,753       18,257,965       12,836,862        5,147,642
                                               -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased          516,005          663,038          424,951          614,850
Payable for fund shares redeemed                         179            4,876            5,399           18,381
Income distribution payable                               --               --               --               --
Payable to affiliates                                 14,837           21,053            9,102            3,350
Other accrued expenses and liabilities                18,930           35,847           23,730           30,105
                                               -------------    -------------    -------------    -------------
  Total liabilities                                  549,951          724,814          463,182          666,686
                                               -------------    -------------    -------------    -------------
NET ASSETS                                     $   8,154,802    $  17,533,151    $  12,373,680    $   4,480,956
                                               =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                $   8,338,516    $  23,127,550    $  16,480,162    $   5,537,991
Accumulated net investment income                         --               --               --               --
Accumulated net realized loss on investments
 and foreign currencies                             (171,334)      (5,339,789)      (5,156,173)      (1,522,149)
Net unrealized appreciation (depreciation)
 of investments and foreign currencies               (12,380)        (254,610)       1,049,691          465,114
                                               -------------    -------------    -------------    -------------
NET ASSETS                                     $   8,154,802    $  17,533,151    $  12,373,680    $   4,480,956
                                               =============    =============    =============    =============
* Cost of securities                           $   7,311,580    $  17,649,952    $   9,822,725    $   3,977,389
** Cost of foreign currencies                  $          --    $          --    $          --    $          --
Class R:
Net assets                                     $   2,301,115    $  17,533,151    $   6,987,131    $   3,616,395
Shares authorized                                  unlimited        unlimited        unlimited        unlimited
Par value                                      $        0.01    $        0.01    $        0.01    $        0.01
Shares outstanding                                   257,665        4,566,159        1,275,706          596,213
Net asset value and redemption
 price per share                               $        8.93    $        3.84    $        5.48    $        6.07
Class S:
Net assets                                     $   5,853,687              n/a    $   5,386,549    $     864,561
Shares authorized                                  unlimited              n/a        unlimited        unlimited
Par value                                      $        0.01              n/a    $        0.01    $        0.01
Shares outstanding                                   652,188              n/a          980,320          143,163
Net asset value and redemption
 price per share                               $        8.98              n/a    $        5.49    $        6.04

                                                Pilgrim VP       Pilgrim VP       Pilgrim VP       Pilgrim VP
                                                 Growth +         SmallCap      International      High Yield
                                                   Value        Opportunities       Value             Bond
                                                 Portfolio        Portfolio       Portfolio        Portfolio
                                               -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at market value*     $  91,878,011    $ 112,925,030    $  29,696,041    $  10,328,854
Short-term investments at amortized cost           8,557,000        7,177,000               --          151,000
Cash                                                     135              669        3,910,650              367
Foreign currencies at market value**                      --               --            1,997               --
 Receivables:
 Investment securities sold                               --        6,033,176               --               --
 Fund shares sold                                    150,872          609,088          166,732            5,770
 Dividends and interest                               48,839            1,374           84,061          261,828
 Other                                                   169               --               --               --
Prepaid expenses                                       1,423            1,673              285               82
Reimbursement due from investment
 manager                                             174,050           85,866           22,233           30,384
                                               -------------    -------------    -------------    -------------
  Total assets                                   100,810,499      126,833,876       33,881,999       10,778,285
                                               -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased          456,703        7,663,047          269,222               --
Payable for fund shares redeemed                     788,492           28,073          312,500           47,819
Income distribution payable                               --               --               --          243,158
Payable to affiliates                                 70,168           85,497           29,671           10,815
Other accrued expenses and liabilities                42,228           41,027           47,904           15,109
                                               -------------    -------------    -------------    -------------
  Total liabilities                                1,357,591        7,817,644          659,297          316,901
                                               -------------    -------------    -------------    -------------
NET ASSETS                                     $  99,452,908    $ 119,016,232    $  33,222,702    $  10,461,384
                                               =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                $ 153,440,066    $ 144,232,248    $  35,617,798    $  17,418,062
Accumulated net investment income                         --               --           17,565            5,313
Accumulated net realized loss on investments
 and foreign currencies                          (66,159,186)     (38,381,517)        (272,011)      (6,234,509)
Net unrealized appreciation (depreciation)
 of investments and foreign currencies            12,172,028       13,165,501       (2,140,650)        (727,482)
                                               -------------    -------------    -------------    -------------
NET ASSETS                                     $  99,452,908    $ 119,016,232    $  33,222,702    $  10,461,384
                                               =============    =============    =============    =============
* Cost of securities                           $  79,705,983    $  99,759,529    $  31,837,726    $  11,056,299
** Cost of foreign currencies                  $          --    $          --    $       2,020    $          --
Class R:
Net assets                                     $  99,452,908    $ 103,272,910    $  33,222,702    $  10,461,384
Shares authorized                                  unlimited        unlimited        unlimited        unlimited
Par value                                      $        0.01    $        0.01    $        0.01    $        0.01
Shares outstanding                                 6,314,322        5,469,488        3,235,382        3,315,098
Net asset value and redemption
 price per share                               $       15.75    $       18.88    $       10.27    $        3.16
Class S:
Net assets                                               n/a    $  15,743,322              n/a              n/a
Shares authorized                                        n/a        unlimited              n/a              n/a
Par value                                                n/a    $        0.01              n/a              n/a
Shares outstanding                                       n/a          834,682              n/a              n/a
Net asset value and redemption
 price per share                                         n/a    $       18.86              n/a              n/a

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                    Pilgrim       Pilgrim VP      Pilgrim VP      Pilgrim VP
                                                      VP            Reseach         Growth          MidCap
                                                   MagnaCap        Enhanced      Opportunities   Opportunities
                                                   Portfolio    Index Portfolio    Portfolio       Portfolio
                                                  ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends (net of foreign withholding tax)*       $     53,072    $    272,743    $     12,843    $      4,942
Interest                                                23,302           8,239          28,013          11,825
                                                  ------------    ------------    ------------    ------------
  Total investment income                               76,374         280,982          40,856          16,767
                                                  ------------    ------------    ------------    ------------
EXPENSES:
Investment advisory fees                                25,988         151,448          56,460          21,825
Shareholder service fees:
  Class S                                                4,412              --           3,493             703
Transfer agent fees                                      4,210           6,492          10,750           7,466
Administrative and service fees                          3,465          20,193           7,528           2,910
Custodian and fund accounting fees                      13,294          85,039          42,914          34,500
Printing and postage expenses                            3,650          18,187           7,170           3,650
Professional fees                                        8,436          43,155          17,854           9,558
Trustee fees                                               548           1,369             548             547
Miscellaneous expenses                                     749           1,257             814             772
                                                  ------------    ------------    ------------    ------------
  Total expenses                                        64,752         327,140         147,531          81,931
Less: Expenses reimbursed by investment advisor         29,999         145,482          76,892          54,998
                                                  ------------    ------------    ------------    ------------
  Net expenses                                          34,753         181,658          70,639          26,933
                                                  ------------    ------------    ------------    ------------
Net investment income (loss)                            41,621          99,324         (29,783)        (10,166)
                                                  ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FOREIGN CURRENCIES AND
 FUTURES CONTRACTS:
Net realized gain (loss) on investments               (143,502)     (3,312,765)     (4,003,897)     (1,256,157)
Net realized loss on foreign currencies                     --              --              --              --
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                            (29,820)        379,081         987,091         393,412
                                                  ------------    ------------    ------------    ------------
  Net realized and unrealized loss on
   investments and foreign currencies                 (173,322)     (2,933,684)     (3,016,806)       (862,745)
                                                  ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $   (131,701)   $ (2,834,360)   $ (3,046,589)   $   (872,911)
                                                  ============    ============    ============    ============
* Foreign withholding taxes                       $         74    $      1,138    $         --    $         --

                                                                   Pilgrim VP     Pilgrim VP      Pilgrim VP
                                                  Pilgrim VP        SmallCap     International    High Yield
                                                 Growth + Value  Opportunities       Value           Bond
                                                   Portfolio       Portfolio       Portfolio       Portfolio
                                                  ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends (net of foreign withholding tax)*       $    303,095    $     83,390    $    689,482    $      1,812
Interest                                               258,248         249,859          42,347       1,177,426
                                                  ------------    ------------    ------------    ------------
  Total investment income                              561,343         333,249         731,829       1,179,238
                                                  ------------    ------------    ------------    ------------
EXPENSES:
Investment advisory fees                               788,331         815,899         284,659          83,717
Shareholder service fees:
  Class S                                                   --          11,105              --              --
Transfer agent fees                                      7,570           8,836           2,500           5,500
Administrative and service fees                        105,111         108,786          28,466          11,162
Custodian and fund accounting fees                      70,404          97,318          49,270          21,286
Printing and postage expenses                           73,431          60,609          14,043           2,234
Professional fees                                      166,254         158,346          51,845          17,018
Trustee fees                                             9,500           9,500           3,349             730
Miscellaneous expenses                                   5,488           3,948             963             942
                                                  ------------    ------------    ------------    ------------
  Total expenses                                     1,226,089       1,274,347         435,095         142,589
Less: Expenses reimbursed by investment advisor        385,719         285,870         150,342          53,283
                                                  ------------    ------------    ------------    ------------
  Net expenses                                         840,370         988,477         284,753          89,306
                                                  ------------    ------------    ------------    ------------
Net investment income (loss)                          (279,027)       (655,228)        447,076       1,089,932
                                                  ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FOREIGN CURRENCIES AND
 FUTURES CONTRACTS:
Net realized gain (loss) on investments            (55,186,884)    (29,337,014)        920,352      (2,075,679)
Net realized loss on foreign currencies                     --              --          (9,061)             --
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                         12,755,373      (9,567,139)     (4,385,459)      1,145,110
                                                  ------------    ------------    ------------    ------------
  Net realized and unrealized loss on
   investments and foreign currencies              (42,431,511)    (38,904,153)     (3,474,168)       (930,569)
                                                  ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $(42,710,538)   $(39,559,381)   $ (3,027,092)   $    159,363
                                                  ============    ============    ============    ============
* Foreign withholding taxes                       $      1,819    $        594    $     89,320    $         --

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Pilgrim VP
                                                 Pilgrim VP                 Research Enhanced
                                             MagnaCap Portfolio              Index Portfolio
                                         ---------------------------    --------------------------
                                             Year          Period          Year           Year
                                             Ended          Ended          Ended          Ended
                                         December 31,   December 31,   December 31,   December 31,
                                             2001          2000(1)         2001           2000
                                         ------------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income (loss)             $    41,621    $     4,990    $     99,324    $    113,944
Net realized loss on investments            (143,502)       (27,832)     (3,312,765)     (1,088,909)
Net change in unrealized
 appreciation (depreciation) of
 investments                                 (29,820)        17,440         379,081      (2,368,438)
                                         -----------    -----------    ------------    ------------
 Net decrease in net assets resulting
  from operations                           (131,701)        (5,402)     (2,834,360)     (3,343,403)
                                         -----------    -----------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
 Class R                                     (24,178)        (4,689)       (105,915)       (123,086)
 Class S                                     (25,423)            --              --              --
                                         -----------    -----------    ------------    ------------
 Net decrease in net assets resulting
  from distributions to
  shareholders                               (49,601)        (4,689)       (105,915)       (123,086)
                                         -----------    -----------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares           7,882,757      1,323,691       2,736,105       5,492,041
Shares resulting from dividend
 reinvestments                                49,601          4,689         105,915         123,086
Cost of shares redeemed                     (713,772)      (200,771)     (6,690,271)     (7,566,456)
                                         -----------    -----------    ------------    ------------
 Net increase (decrease) in net assets
  resulting from capital share
  transactions                             7,218,586      1,127,609      (3,848,251)     (1,951,329)
                                         -----------    -----------    ------------    ------------
Net increase (decrease) in net assets      7,037,284      1,117,518      (6,788,526)     (5,417,818)
                                         -----------    -----------    ------------    ------------
NET ASSETS:
Beginning of period                        1,117,518             --      24,321,677      29,739,495
                                         -----------    -----------    ------------    ------------
End of period                            $ 8,154,802    $ 1,117,518    $ 17,533,151    $ 24,321,677
                                         ===========    ===========    ============    ============
Accumulated net investment income
 at end of period                        $        --    $       301    $         --    $         --
                                         ===========    ===========    ============    ============

                                                 Pilgrim VP                     Pilgrim VP
                                            Growth Opportunities           MidCap Opportunities
                                                 Portfolio                       Portfolio
                                         ---------------------------    --------------------------
                                            Year           Period          Year          Period
                                            Ended           Ended         Ended           Ended
                                         December 31,    December 31,   December 31,   December 31,
                                             2001          2000(2)         2001          2000(3)
                                         ------------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income (loss)             $    (29,783)   $    11,674    $   (10,166)   $     2,471
Net realized loss on investments           (4,003,897)    (1,152,276)    (1,256,157)      (265,992)
Net change in unrealized
 appreciation (depreciation) of
 investments                                  987,091         62,600        393,412         71,702
                                         ------------    -----------    -----------    -----------
 Net decrease in net assets resulting
  from operations                          (3,046,589)    (1,078,002)      (872,911)      (191,819)
                                         ------------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
 Class R                                           --        (10,795)          (381)        (2,188)
 Class S                                           --             --             --             --
                                         ------------    -----------    -----------    -----------
 Net decrease in net assets resulting
  from distributions to
  shareholders                                     --        (10,795)          (381)        (2,188)
                                         ------------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares           13,711,812      7,670,215      5,574,063      2,330,810
Shares resulting from dividend
 reinvestments                                     --         10,795            381          2,188
Cost of shares redeemed                    (4,428,344)      (455,412)    (2,215,396)      (143,791)
                                         ------------    -----------    -----------    -----------
 Net increase (decrease) in net assets
  resulting from capital share
  transactions                              9,283,468      7,225,598      3,359,048      2,189,207
                                         ------------    -----------    -----------    -----------
Net increase (decrease) in net assets       6,236,879      6,136,801      2,485,756      1,995,200
                                         ------------    -----------    -----------    -----------
NET ASSETS:
Beginning of period                         6,136,801             --      1,995,200             --
                                         ------------    -----------    -----------    -----------
End of period                            $ 12,373,680    $ 6,136,801    $ 4,480,956    $ 1,995,200
                                         ============    ===========    ===========    ===========
Accumulated net investment income
 at end of period                        $         --    $       879    $        --    $       283
                                         ============    ===========    ===========    ===========

(1)  Fund commenced operations on May 8, 2000.
(2)  Fund commenced operations on May 3, 2000.
(3)  Fund commenced operations on May 5, 2000.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                         Pilgrim VP                        Pilgrim VP
                                                       Growth + Value                SmallCap Opportunities
                                                          Portfolio                        Portfolio
                                               ------------------------------    ------------------------------
                                                   Year             Year             Year             Year
                                                   Ended            Ended            Ended           Ended
                                               December 31,     December 31,     December 31,     December 31,
                                                   2001             2000             2001             2000
                                               -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment loss                            $    (279,027)   $    (617,934)   $    (655,228)   $     (73,555)
Net realized gain (loss) on investments          (55,186,884)      11,162,888      (29,337,014)       1,459,327
Net change in unrealized appreciation
 (depreciation) of investments                    12,755,373      (34,366,557)      (9,567,139)      (5,862,326)
                                               -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from
   operations                                    (42,710,538)     (23,821,603)     (39,559,381)      (4,476,554)
                                               -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains from investments:
 Class R                                            (296,420)     (22,276,634)        (248,319)     (13,017,949)
 Class S                                                  --               --          (16,454)              --
                                               -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from
   distributions to shareholders                    (296,420)     (22,276,634)        (264,773)     (13,017,949)
                                               -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  43,823,461      112,069,632       71,921,597      123,698,339
Shares resulting from dividend reinvestments         296,420       22,276,634          264,773       13,017,949
Cost of shares redeemed                          (34,110,493)     (45,709,022)     (44,860,295)     (59,239,141)
                                               -------------    -------------    -------------    -------------
  Net increase in net assets resulting from
   capital share transactions                     10,009,388       88,637,244       27,326,075       77,477,147
                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets            (32,997,570)      42,539,007      (12,498,079)      59,982,644
                                               -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of year                                132,450,478       89,911,471      131,514,311       71,531,667
                                               -------------    -------------    -------------    -------------
End of year                                    $  99,452,908    $ 132,450,478    $ 119,016,232    $ 131,514,311
                                               =============    =============    =============    =============
Accumulated net investment income at
 end of year                                   $          --    $          --    $          --    $          --
                                               =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                  Pilgrim VP                      Pilgrim VP
                                         International Value Portfolio     High Yield Bond Portfolio
                                          ----------------------------    ----------------------------
                                              Year            Year            Year            Year
                                             Ended            Ended          Ended           Ended
                                           December,      December 31,     December,      December 31,
                                              2001            2000            2001            2000
                                          ------------    ------------    ------------    ------------
INCREASE IN NET ASSETS FROM
 OPERATIONS:
Net investment income                     $    447,076    $    470,515    $  1,089,932    $  1,277,468
Net realized gain (loss) on investments
 and foreign currencies                        911,291       4,920,498      (2,075,679)             --
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                         (4,385,459)     (4,023,863)      1,145,110        (325,248)
                                          ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets
  resulting from operations                 (3,027,092)      1,352,656         159,363      (1,490,810)
                                          ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class R                                      (448,174)       (496,555)     (1,085,284)     (1,290,957)
Net realized gains from investments
 Class R                                      (953,059)     (4,710,287)             --              --
                                          ------------    ------------    ------------    ------------
 Net decrease in net assets resulting
  from distributions to shareholders        (1,401,233)     (5,206,842)     (1,085,284)     (1,290,957)
                                          ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares            76,172,846      74,437,497      13,771,454       6,979,857
Shares resulting from dividend
 reinvestments                               1,401,233       5,206,842         854,920       1,299,797
Cost of shares redeemed                    (66,738,442)    (73,025,663)    (13,881,222)    (11,298,110)
                                          ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets
  resulting from capital share
  transactions                              10,835,637       6,618,676         745,152      (3,018,456)
                                          ------------    ------------    ------------    ------------
Net increase (decrease) in net assets        6,407,312       2,764,490        (180,769)     (5,800,223)
                                          ------------    ------------    ------------    ------------
NET ASSETS:
Beginning of year                           26,815,390      24,050,900      10,642,153      16,442,376
                                          ------------    ------------    ------------    ------------
End of year                               $ 33,222,702    $ 26,815,390    $ 10,461,384    $ 10,642,153
                                          ============    ============    ============    ============
Accumulated net investment income at
 end of year                              $     17,565    $     46,552    $      5,313    $         --
                                          ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                               PILGRIM VP MAGNACAP PORTFOLIO
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Class R
                                                    ----------------------------
                                                    Year Ended      Period Ended
                                                    December 31,    December 31,
                                                        2001           2000(1)
                                                       ------          ------
Per Share Operating Performance:
 Net asset value, beginning of period         $         10.11           10.00
 Income from investment operations:
 Net investment income                        $          0.11            0.05
 Net realized and unrealized gain (loss)
 on investments                               $         (1.17)           0.11
 Total from investment operations             $         (1.06)           0.16
 Less distributions from:
 Net investment income                        $          0.12            0.05
 Total distributions                          $          0.12            0.05
 Net asset value, end of period               $          8.93           10.11
 Total Return(2)                              %        (10.44)           1.61
Ratios and Supplemental Data:
 Net assets, end of period (000's)            $         2,301           1,118
 Ratio of expenses to average net assets
 after reimbursement(3)(4)                    %          0.90            0.90
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)            %          2.22            7.90
 Ratio of net investment income to
 average net assets after
 reimbursement(3)(4)                          %          1.27            1.45
 Portfolio turnover                           %            72              28

----------
(1)  The Portfolio commenced operations on May 8, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     Class R
                                                --------------------------------------------------
                                                             Year Ended December 31,
                                                --------------------------------------------------
                                                 2001       2000      1999(2)     1998       1997
                                                ------     ------     ------     ------     ------
Per Share Operating Performance:
 Net asset value, beginning of year        $      4.39       4.99       4.83       5.14       5.25
 Income from investment operations:
 Net investment income                     $      0.02       0.02       0.11       0.36       0.40
 Net realized and unrealized gain (loss)
 on investments                            $     (0.55)     (0.60)      0.16      (0.31)     (0.08)
 Total from investment operations          $     (0.53)     (0.58)      0.27       0.05       0.32
 Less distributions from:
 Net investment income                     $      0.02       0.02       0.11       0.36       0.40
 Net realized gains on investments         $        --         --         --         --       0.03
 Total distributions                       $      0.02       0.02       0.11       0.36       0.43
 Net asset value, end of year              $      3.84       4.39       4.99       4.83       5.14
 Total Return(1)                           %    (12.00)    (11.63)      5.79       1.02       6.15
Ratios and Supplemental Data:
 Net assets, end of year (000's)           $    17,533     24,322     29,739     14,437     10,548
 Ratio of expenses to average net assets
 after reimbursement(3)(4)                 %      0.90       0.90       0.89       0.80       0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement            %      1.62       1.18       1.26       1.29       1.36
 Ratio of net investment income to
 average net assets after
 reimbursement(4)                          %      0.49       0.42       1.89       7.53       8.31
 Portfolio turnover                        %        98         49        123         93        162

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(2) Portfolio commenced operations as Multi-Sector Bond Fund. Effective April 30, 1999 the Portfolio changed its name to Research Enhanced Index Portfolio and changed its investment objective.
(3)  As of April 30, 1999, the expense limit increased from 0.80% to 0.90%.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                   PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Class R
                                                       ---------------------
                                                        Year          Period
                                                       Ended           Ended
                                                    December 31,    December 31,
                                                        2001          2000(1)
                                                       ------         ------
Per Share Operating Performance:
 Net asset value, beginning of period         $          8.92          10.00
 Income from investment operations:
 Net investment income (loss)                 $         (0.02)          0.02
 Net realized and unrealized loss
 on investments                               $         (3.42)         (1.08)
 Total from investment operations             $         (3.44)         (1.06)
 Less distributions from:
 Net investment income                        $            --           0.02
 Total distributions                          $            --           0.02
 Net asset value, end of period               $          5.48           8.92
 Total Return(2)                              %        (38.57)        (10.62)
Ratios and Supplemental Data:
 Net assets, end of period (000's)            $         6,987          6,137
 Ratio of expenses to average net assets
 after reimbursement(3)(4)                    %          0.90           0.90
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)            %          1.82           2.19
 Ratio of net investment income (loss) to
 average net assets after
 reimbursement(3)(4)                          %         (0.32)          0.52
 Portfolio turnover                           %           471            157

----------
(1)  The Portfolio commenced operations on May 3, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Class R
                                                    ---------------------------
                                                    Year Ended     Period Ended
                                                    December 31,   December 31,
                                                        2001          2000(1)
                                                       ------         ------
Per Share Operating Performance:
 Net asset value, beginning of period         $          9.05          10.00
 Income from investment operations:
 Net investment income (loss)                 $         (0.01)          0.01
 Net realized and unrealized loss
 on investments                               $         (2.97)         (0.95)
 Total from investment operations             $         (2.98)         (0.94)
 Less distributions from:
 Net investment income                        $            --           0.01
 Total distributions                          $            --           0.01
 Net asset value, end of period               $          6.07           9.05
 Total Return(2)                              %        (32.92)         (9.38)
Ratios and Supplemental Data:
 Net assets, end of period (000's)            $         3,616          1,995
 Ratio of expenses to average net assets
 after reimbursement(3)(4)                    %          0.90           0.90
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)            %          2.66           5.76
 Ratio of net investment income (loss) to
 average net assets after
 reimbursement(3)(4)                          %         (0.32)          0.40
 Portfolio turnover                           %           429            103

----------
(1)  The Portfolio commenced operations on May 5, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS PILGRIM VP GROWTH + VALUE PORTFOLIO
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      Class R
                                                ---------------------------------------------------
                                                              Year Ended December 31,
                                                ---------------------------------------------------
                                                 2001       2000       1999       1998       1997
                                                -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of year         $     22.90      30.04      18.76      15.85      14.08
 Income from investment operations:
 Net investment income (loss)               $     (0.04)     (0.11)     (0.08)     (0.03)      0.09
 Net realized and unrealized gain (loss)
 on investments                             $     (7.06)     (2.29)     17.74       3.09       1.95
 Total from investment operations           $     (7.10)     (2.40)     17.66       3.06       2.04
 Less distributions from:
 Net investment income                      $        --         --         --       0.01       0.10
 Net realized gains on investments          $      0.05       4.74       6.38       0.14       0.17
 Total distributions                        $      0.05       4.74       6.38       0.15       0.27
 Net asset value, end of year               $     15.75      22.90      30.04      18.76      15.85
 Total Return(1)                            %    (30.99)     (9.78)     94.98      19.32      14.66
Ratios and Supplemental Data:
 Net assets, end of year (000's)            $    99,453    132,450     89,911     41,593     32,156
 Ratio of expenses to average net assets
 after reimbursement(2)                     %      0.80       0.80       0.80       0.80       0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement             %      1.17       0.93       0.97       1.02       1.09
 Ratio of net investment income (loss) to
 average net assets after
 reimbursement(2)                           %     (0.27)     (0.46)     (0.44)     (0.17)      0.70
 Portfolio turnover                         %       192        151        179        216        178

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(2) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       Class R
                                                ------------------------------------------------------
                                                                 Year Ended December 31,
                                                ------------------------------------------------------
                                                 2001        2000        1999        1998       1997
                                                -------     -------     -------     -------    -------
Per Share Operating Performance:
 Net asset value, beginning of year         $     26.73       29.24       14.12       13.00      11.72
 Income from investment operations:
 Net investment income (loss)               $     (0.11)      (0.01)      (0.09)       0.39       0.44
 Net realized and unrealized gain (loss)
 on investments                             $     (7.69)       0.49       19.83        1.76       1.36
 Total from investment operations           $     (7.80)       0.48       19.74        2.15       1.80
 Less distributions from:
 Net investment income                      $        --          --          --        0.39       0.44
 Net realized gains on investments          $      0.05        2.99        4.62        0.64       0.08
 Total distributions                        $      0.05        2.99        4.62        1.03       0.52
 Net asset value, end of year               $     18.88       26.73       29.24       14.12      13.00
 Total Return(1)                            %    (29.15)       1.09      141.03       17.30      15.81
Ratios and Supplemental Data:
 Net assets, end of year (000's)            $   103,273     131,514      71,532      24,053     21,531
 Ratio of expenses to average net assets
 after reimbursement(2)(3)                  %      0.90        0.90        0.90        0.82       0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement             %      1.15        0.98        1.09        1.14       1.11
 Ratio of net investment income (loss) to
 average net assets after
 reimbursement(3)                           %     (0.59)      (0.06)      (0.64)       3.00       3.72
 Portfolio turnover                         %       304         148         236         161         55

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(2)  As of November 9, 1998, the expense limit increased from 0.80% to 0.90%.
(3) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS PILGRIM VP INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     Class R
                                               ---------------------------------------------------
                                                     Year Ended December 31,          Period Ended
                                               -------------------------------------   December 31,
                                                2001      2000      1999      1998       1997(1)
                                               -------   -------   -------   -------     -------
Per Share Operating Performance:
 Net asset value, beginning of period      $     12.19     14.77     11.08     10.10       10.00
 Income from investment operations:
 Net investment income                     $      0.17      0.24      0.22      0.21        0.03
 Net realized and unrealized gain (loss)
 on investments                            $     (1.58)     0.12      5.23      1.49        0.10
 Total from investment operations          $     (1.41)     0.36      5.45      1.70        0.13
 Less distributions from:
 Net investment income                     $      0.18      0.27      0.24      0.22        0.03
 Net realized gains on investments         $      0.33      2.67      1.52      0.50          --
 Total distributions                       $      0.51      2.94      1.76      0.72        0.03
 Net asset value, end of period            $     10.27     12.19     14.77     11.08       10.10
 Total Return(2)                           %    (11.58)     3.18     50.18     16.93        1.30
Ratios and Supplemental Data:
 Net assets, end of period (000's)         $    33,223    26,815    24,051    13,764       5,937
 Ratio of expenses to average net assets
 after reimbursement(3)(4)(5)              %      1.00      1.00      1.00      0.84        0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement(4)         %      1.53      1.44      1.52      1.68        2.61
 Ratio of net investment income to
 average net assets after
 reimbursement(4)(5)                       %      1.57      1.83      1.69      1.90        0.97
 Portfolio turnover                        %        24        69        84        30           5

----------
(1)  The Portfolio commenced operations on August 8, 1997.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(3)  As of November 9, 1998, the expense limit increased from 0.80% to 1.00%
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

PILGRIM VP HIGH YIELD BOND PORTFOLIO                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     Class R
                                                ---------------------------------------------------
                                                              Year Ended December 31,
                                                ---------------------------------------------------
                                                 2001       2000       1999       1998       1997
                                                -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of year         $      3.45       4.30       4.87       5.30       5.27
 Income from investment operations:
 Net investment income                      $      0.26       0.40       0.44       0.42       0.40
 Net realized and unrealized gain (loss)
 on investments                             $     (0.29)     (0.85)     (0.57)     (0.42)      0.07
 Total from investment operations           $     (0.03)     (0.45)     (0.13)        --       0.47
 Less distributions from:
 Net investment income                      $      0.26       0.40       0.44       0.42       0.40
 Net realized gains on investments          $        --         --         --       0.01       0.04
 Total distributions                        $      0.26       0.40       0.44       0.43       0.44
 Net asset value, end of year               $      3.16       3.45       4.30       4.87       5.30
 Total Return(1)                            %     (1.05)    (11.17)     (2.98)     (0.12)      9.00
Ratios and Supplemental Data:
 Net assets, end of year (000's)            $    10,461     10,642     16,442     21,320     12,606
 Ratio of expenses to average net assets
 after reimbursement(2)                     %      0.80       0.80       0.80       0.80       0.79
 Ratio of expenses to average net assets
 prior to expense reimbursement             %      1.28       1.13       1.11       1.23       1.35
 Ratio of net investment income to
 average net assets after
 reimbursement(2)                           %      9.76       9.53       9.19       8.92       8.44
 Portfolio turnover                         %       109        140         85        135        152

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(2) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of December 31, 2001
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. The Pilgrim Variable Products Trust is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. There are eleven investment series which comprise the Trust. The names of the eight Portfolios in this report along with their respective investment objectives are set forth below.

Pilgrim VP MagnaCap Portfolio ("MagnaCap Portfolio") is a diversified portfolio whose investment objective is growth of capital through investments in common stock of companies that have paid increasing dividends or have had the capability to pay rising dividends from their operations, with dividend income as a second consideration.

Pilgrim VP Research Enhanced Index Portfolio ("Research Enhanced Index Portfolio") is a diversified portfolio whose investment objective is capital appreciation by investing primarily in large companies that make up the S&P 500 Index.

Pilgrim VP Growth Opportunities Portfolio ("Growth Opportunities Portfolio") is a diversified portfolio which seeks long-term growth of capital through investments in common stock of U.S. companies that the portfolio manager feels have above average prospects for growth.

Pilgrim VP MidCap Opportunities Portfolio ("MidCap Opportunities Portfolio") is a diversified portfolio which seeks long-term capital appreciation through investments in common stock of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth.

Pilgrim VP Growth + Value Portfolio ("Growth + Value Portfolio") is a diversified portfolio with an investment objective of long-term growth of capital through investments in common stocks and convertible securities that are believed to provide above average potential for capital appreciation.

Pilgrim VP SmallCap Opportunities Portfolio ("SmallCap Opportunities Portfolio", formerly Emerging Growth Portfolio) is a diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in small to mid-sized companies that are believed to have above average prospects for growth.

Pilgrim VP International Value Portfolio ("International Value Portfolio") is a diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in foreign companies with a market valuation greater than $1 billion, but may hold up to 25% of its assets in companies with smaller market capitalization.

Pilgrim VP High Yield Bond Portfolio ("High Yield Bond Portfolio") is a diversified portfolio whose investment objective is to seek high income consistent with the preservation of capital by investing primarily in a diversified group of high yield-high risk fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.

Each Portfolio offers Class R shares. MagnaCap Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio and SmallCap Opportunities Portfolio also offer Class S shares. The two classes differ principally in the applicable shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including shareholder servicing fees.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Trust andPilgrim Group, Inc., Administrator to the Trust. In conjunction with the acquisition, the Adviser and Administrator changed their names to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC.

--------------------------------------------------------------------------------

Security Valuation. Equity securities are valued daily at closing sales prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days at the date of acquisition are valued at amortized cost, unless the Trustees of the Trust determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Trust. At December 31, 2001, the High Yield Bond Portfolio contained seven securities for which market quotations were not readily available and which were fair valued pursuant to the Portfolio's procedures. The securities had a total value of $179,533 representing 1.72% of the Portfolio's net assets. The books and records of the Portfolios are maintained in U.S. dollars.

Management's Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Investment Income, Expenses. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected. Discounts are accreted, and premiums amortized to par at maturity based on the scientific method. Dividend income is recorded on the ex-dividend date.

Distribution to Shareholders. Dividends from net investment income are declared and paid quarterly by the MagnaCap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio, Growth + Value Portfolio, International Value Portfolio and the SmallCap Opportunities Porfolio; and declared daily and paid quarterly by the High Yield Bond Portfolio. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. The Portfolios may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

                                                                    Accumulated
                                                  Accumulated      net realized
                                      Paid-in    net investment   gain (loss) on
                                      capital     income (loss)     investments
                                     ---------      ---------        ---------
MagnaCap Portfolio                   $  (7,679)     $   7,679        $      --
Research Enhanced Index Portfolio       (6,591)         6,591               --
Growth Opportunities                   (28,904)        28,904               --
MidCap Opportunities Portfolio         (10,264)        10,264               --
Growth + Value Portfolio              (280,918)       279,027            1,891
SmallCap Opportunities Portfolio      (660,882)       655,228            5,654
International Value Portfolio          302,300        (27,889)        (274,411)
High Yield Bond Portfolio                   --            665             (655)

Foreign Currency. Investments in securities, foreign currency holdings, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at each days current exchange rate. Translation gains or losses due to changes in exchange rates and realized gains or losses from the sale of foreign currencies, and settlement of forward foreign currency contracts and other foreign denominated receivables and payables are translated at the rates of exchange prevailing on the respective dates of such transactions. Such translation gains are not isolated on the accompanying statements of operations.

Foreign Currency Forward Contracts. The Portfolios may enter into foreign currency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolios agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolios' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting

--------------------------------------------------------------------------------

date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At December 31, 2001, none of the Portfolios had any open foreign currency forward contracts.

Options. The Portfolios may write (sell) and purchase put and call options. The premium collected or paid by a Portfolio for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which a Portfolio has sold or purchased expires on the stipulated expiration date, the Portfolio realizes a gain or loss in the amount of the premium received or paid for the option.

For written options, the Portfolio's obligation may be discharged in three ways:
(1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the security, or (3) the Portfolio enters into a closing transaction. If the option is held until expiration, the Portfolio recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Portfolio. If the Portfolio enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Portfolio from the counterparty and the amount paid by the Portfolio on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. At December 31, 2001, none of the Portfolios had any open options.

Futures Contracts. The Portfolios may invest in futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Portfolios' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Portfolios each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Portfolios recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios' basis in the contract.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. At December 31, 2001, none of the Portfolios had any open futures contracts.

Repurchase Agreements. The Portfolios' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

Federal Income Taxes. The Trust intends to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to distribute all of the taxable net income to respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.

--------------------------------------------------------------------------------

NOTE 2 -- INVESTMENT ADVISORY, ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES

ING Pilgrim Investments, LLC (the "Adviser") serves as each Portfolio's investment adviser. The Adviser receives an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets from the MagnaCap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio, Growth+Value Portfolio, SmallCap Opportunities Portfolio, and High Yield Bond Portfolio. The Adviser receives an investment advisory fee calculated at an annual rate of 1.00% of average daily net assets from the International Value Portfolio. ING Pilgrim Group, LLC (the "Administrator") serves as each Portfolio's administrator. Each Portfolio pays the Administrator a fee calculated at an annual rate of 0.10% of average daily net assets.

For Class R shares, the Adviser has voluntarily agreed to limit the expenses of the Growth + Value Portfolio and High Yield Bond Portfolio to 0.80% of the average daily net assets and to limit the expenses of the MagnaCap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio and SmallCap Opportunities Portfolio to 0.90% and International Value Portfolio to 1.00% of the average daily net assets.

For Class S shares, the Adviser has voluntarily agreed to limit the expenses of the MagnaCap Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio and SmallCap Opportunities Portfolio to 1.10% of the average daily net assets.

Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadviser to the Growth + Value Portfolio.

Brandes Investment Partners, L.P. ("Brandes"), a registered investment adviser, serves as subadviser to the International Value Portfolio.

Aeltus Investment Management, Inc. ("Aeltus"), a registered investment adviser, serves as subadviser to the Research Enhanced Index Portfolio. Prior to August 1, 2001, J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a registered investment adviser, served as subadviser to the Research Enhanced Index Portfolio.

Class S shares of each Portfolio are subject to a Shareholder Services Plan (the "Plan"). Under the Plan, each Portfolio pays the Administrator a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Administrator is entitled to use the proceeds from the Plan to make payments to insurance companies, broker-dealers or other financial intermediaries for providing services to shareholders of Class S shares.

At December 31, 2001, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

                                      Accrued      Accrued       Accrued     Recoupment
                                     Advisory  Administrative  Distribution  of Waived
                                        Fee          Fee           Fee          Fees      Total
                                      -------      -------        ------       ------    -------
MagnaCap Portfolio                    $ 4,860      $   648        $  915       $8,414    $14,837
Research Enhanced Index Portfolio      11,148        9,905            --           --     21,053
Growth Opportunities Portfolio          7,339          978           785           --      9,102
MidCap Opportunities Portfolio          2,809          385           156           --      3,350
Growth + Value Portfolio               61,913        8,255            --           --     70,168
SmallCap Opportunities Portfolio       72,826       10,357         2,314           --     85,497
International Value Portfolio          26,244        3,427            --           --     29,671
High Yield Bond Portfolio               7,141        3,674            --           --     10,815

--------------------------------------------------------------------------------

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds of sales of investments (excluding short-term investments) for the year ended December 31, 2001 were as follows:

                                           VP Research        VP Growth        VP MidCap
                        VP MagnaCap         Enhanced        Opportunities     Opportunities
                         Portfolio          Portfolio         Portfolio         Portfolio
                        ------------      ------------      ------------      ------------
Aggregate purchases     $  8,536,233      $ 19,541,332      $ 41,349,970      $ 14,969,835
Aggregate sales         $  2,104,343      $ 23,386,276      $ 32,717,127      $ 11,343,877

                                          VP SmallCap
                     VP Growth + Value    Opportunities   VP International   VP High Yield
                         Portfolio         Portfolio       Value Portfolio   Bond Portfolio
                        ------------      ------------      ------------      ------------
Aggregate purchases     $197,048,162      $355,684,401      $ 39,350,064      $ 12,399,440
Aggregate sales         $194,573,014      $318,702,359      $  6,497,595      $ 10,916,743

U.S. Government Securities not included above were as follows:

                                           VP Research        VP Growth        VP MidCap
                        VP MagnaCap         Enhanced        Opportunities     Opportunities
                         Portfolio          Portfolio         Portfolio         Portfolio
                        ------------      ------------      ------------      ------------
Aggregate purchases     $         --      $     71,443      $         --      $         --
Aggregate sales         $         --      $     71,857      $         --      $         --

                                          VP SmallCap
                     VP Growth + Value    Opportunities   VP International   VP High Yield
                         Portfolio         Portfolio       Value Portfolio   Bond Portfolio
                        ------------      ------------      ------------      ------------
Aggregate purchases     $         --      $         --      $         --      $         --
Aggregate sales         $         --      $         --      $         --      $         --

--------------------------------------------------------------------------------

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                                         Class R                  Class S
                                               ----------------------------      -----------
                                                Year Ended      Period Ended     Period Ended
                                               December, 31     December 31,     December 31,
                                                   2001            2000(1)         2001(2)
                                               -----------      -----------      -----------
MagnaCap Portfolio
 (Number of Shares)
Shares sold                                        206,930          129,967          667,086
Shares issued as reinvestment of dividends           2,776              466            2,964
Shares redeemed                                    (62,576)         (19,898)         (17,862)
                                               -----------      -----------      -----------
Net increase in shares outstanding                 147,130          110,535          652,188
                                               ===========      ===========      ===========
MagnaCap Portfolio ($)
Shares sold                                    $ 1,906,554      $ 1,323,691      $ 5,976,203
Shares issued as reinvestment of dividends          24,179            4,689           25,422
Shares redeemed                                   (553,215)        (200,771)        (160,557)
                                               -----------      -----------      -----------
Net increase                                   $ 1,377,518      $ 1,127,609      $ 5,841,068
                                               ===========      ===========      ===========

----------
(1)  Portfolio commenced operations on May 8, 2000.
(2)  Class S commenced offering of shares on May 7, 2001.

                                                         Class R
                                               ----------------------------
                                                Year Ended       Year Ended
                                               December 31,     December 31,
                                                   2001             2000
                                               -----------      -----------
Researched Enhanced Index Portfolio
 (Number of Shares)
Shares sold                                        694,444        1,132,892
Shares issued as reinvestment of dividends          27,866           25,406
Shares redeemed                                 (1,697,251)      (1,575,782)
                                               -----------      -----------
Net decrease in shares outstanding                (974,941)        (417,484)
                                               ===========      ===========
Researched Enhanced Index Portfolio ($)
Shares sold                                    $ 2,736,105      $ 5,492,041
Shares issued as reinvestment of dividends         105,915          123,086
Shares redeemed                                 (6,690,271)      (7,566,456)
                                               -----------      -----------
Net decrease                                   $(3,848,251)     $(1,951,329)
                                               ===========      ===========

                                                         Class R                  Class S
                                               ----------------------------      -----------
                                                Year Ended      Period Ended     Period Ended
                                               December 31,     December 31,     December 31,
                                                   2001            2000(1)         2001(2)
                                               -----------      -----------      -----------
Growth Opportunities Portfolio
 (Number of Shares)
Shares sold                                        993,011          733,345        1,265,321
Shares issued as reinvestment of dividends              --            1,049               --
Shares redeemed                                   (404,985)         (46,714)        (285,001)
                                               -----------      -----------      -----------
Net increase in shares outstanding                 588,026          687,680          980,320
                                               ===========      ===========      ===========
Growth Opportunities Portfolio ($)
Shares sold                                    $ 6,419,382      $ 7,670,215      $ 7,292,430
Shares issued as reinvestment of dividends              --           10,795               --
Shares redeemed                                 (2,709,308)        (455,412)      (1,719,036)
                                               -----------      -----------      -----------
Net increase                                   $ 3,710,074      $ 7,225,598      $ 5,573,394
                                               ===========      ===========      ===========

----------
(1)  Portfolio commenced operations on May 3, 2000.
(2)  Class S commenced offering of shares on May 3, 2001.

--------------------------------------------------------------------------------


                                                           Class R                      Class S
                                               --------------------------------      -------------
                                                Year Ended        Period Ended       Period Ended
                                               December 31,       December 31,       December 31,
                                                   2001              2000(1)           2001(2)
                                               -------------      -------------      -------------
MidCap Opportunities Portfolio
 (Number of Shares)
Shares sold                                          561,336            235,198            311,365
Shares issued as reinvestment of dividends                59                231                 --
Shares redeemed                                     (185,530)           (15,081)          (168,202)
                                               -------------      -------------      -------------
Net increase in shares outstanding                   375,865            220,348            143,163
                                               =============      =============      =============
MidCap Opportunities Portfolio ($)
Shares sold                                    $   3,711,327      $   2,330,810      $   1,862,736
Shares issued as reinvestment of dividends               381              2,188                 --
Shares redeemed                                   (1,218,251)          (143,791)          (997,145)
                                               -------------      -------------      -------------
Net increase                                   $   2,493,457      $   2,189,207      $     865,591
                                               =============      =============      =============

----------
(1)  Portfolio commenced operations on May 5, 2000.
(2)  Class S commenced offering of shares on May 7, 2001.

                                                           Class R
                                               --------------------------------
                                                Year Ended         Year Ended
                                               December 31,       December 31,
                                                   2001               2000
                                               -------------      -------------
Growth + Value Portfolio
 (Number of Shares)
Shares sold                                        2,552,220          3,264,084
Shares issued as reinvestment of dividends            21,158            856,564
Shares redeemed                                   (2,043,527)        (1,329,336)
                                               -------------      -------------
Net increase in shares outstanding                   529,851          2,791,312
                                               =============      =============
Growth + Value Portfolio ($)
Shares sold                                    $  43,823,461      $ 112,069,632
Shares issued as reinvestment of dividends           296,420         22,276,634
Shares redeemed                                  (34,110,493)       (45,709,022)
                                               -------------      -------------
Net increase                                   $  10,009,388      $  88,637,244
                                               =============      =============

                                                           Class R                     Class S
                                               --------------------------------      -------------
                                                Year Ended         Year Ended        Period Ended
                                               December 31,       December 31,       December 31,
                                                   2001               2000             2001(1)
                                               -------------      -------------      -------------
SmallCap Opportunities Portfolio
 (Number of Shares)
Shares sold                                        2,451,404          3,873,691          1,149,053
Shares issued as reinvestment of dividends            15,338            454,534              1,017
Shares redeemed                                   (1,916,552)        (1,855,553)          (315,388)
                                               -------------      -------------      -------------
Net increase in shares outstanding                   550,190          2,472,672            834,682
                                               =============      =============      =============
SmallCap Opportunities Portfolio ($)
Shares sold                                    $  49,377,479      $ 123,698,339      $  22,544,118
Shares issued as reinvestment of dividends           248,319         13,017,949             16,454
Shares redeemed                                  (38,757,211)       (59,239,141)        (6,103,084)
                                               -------------      -------------      -------------
Net increase                                   $  10,868,587      $  77,477,147      $  16,457,488
                                               =============      =============      =============

----------
(1)  Class S commenced offering of shares on May 3, 2001.

--------------------------------------------------------------------------------

                                                            Class R
                                                 ------------------------------
                                                  Year Ended         Year Ended
                                                 December 31,       December 31,
                                                     2001               2000
                                                 ------------      ------------
International Value Portfolio
 (Number of Shares)
Shares sold                                         7,134,980         5,383,669
Shares issued as reinvestment of dividends            135,154           434,903
Shares redeemed                                    (6,234,793)       (5,246,541)
                                                 ------------      ------------
Net increase in shares outstanding                  1,035,341           572,031
                                                 ============      ============
International Value Portfolio ($)
Shares sold                                      $ 76,172,846      $ 74,437,497
Shares issued as reinvestment of dividends          1,401,233         5,206,842
Shares redeemed                                   (66,738,442)      (73,025,663)
                                                 ------------      ------------
Net increase                                     $ 10,835,637      $  6,618,676
                                                 ============      ============

                                                            Class R
                                                 ------------------------------
                                                  Year Ended        Year Ended
                                                 December 31,      December 31,
                                                     2001              2000
                                                 ------------      ------------
High Yield Bond Portfolio
 (Number of Shares)
Shares sold                                         4,032,831         1,670,641
Shares issued as reinvestment of dividends            261,724           333,421
Shares redeemed                                    (4,065,660)       (2,740,194)
                                                 ------------      ------------
Net increase (decrease) in shares outstanding         228,895          (736,132)
                                                 ============      ============
High Yield Bond Portfolio ($)
Shares sold                                      $ 13,771,454      $  6,979,857
Shares issued as reinvestment of dividends            854,920         1,299,797
Shares redeemed                                   (13,881,222)      (11,298,110)
                                                 ------------      ------------
Net increase (decrease)                          $    745,152      $ (3,018,456)
                                                 ============      ============

NOTE 5 -- CREDIT RISK AND DEFAULTED SECURITIES

Although the Portfolios each have a diversified portfolio, the High Yield Bond Portfolio had 6% of its portfolio invested in lower rated and comparable quality unrated high yield securities at December 31, 2001. Investments in higher yielding securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 2001, the High Yield Bond Portfolio held Metals USA, Inc., SA Telecommunications, Inc., and Zilog, Inc., which were securities in default. It is each Portfolio's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted securities for the current reporting period.

NOTE 6 -- FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

Capital loss carryforwards available for federal income tax purposes as of December 31, 2001 were as follows:

                                                   Amount        Expiration Date
                                                 -----------     ---------------
MagnaCap Portfolio                               $   171,334           2009
Research Enhanced Index Portfolio                  3,801,373        2006-2010
Growth Opportunities Portfolio                     4,906,849           2009
MidCap Opportunities Portfolio                     1,445,961           2008
Growth + Value Portfolio                          63,139,156        2009-2010
SmallCap Opportunities Portfolio                  37,311,416           2009
High Yield Bond Portfolio                          6,171,926        2006-2010

To the extent any future capital gains are offset by these loss carryforwards, such gains may not be distributed to Shareholders.

--------------------------------------------------------------------------------

NOTE 7 -- SECURITY LOANS

Each Portfolio may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, the Portfolios may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolios receive compensation for lending their securities in the form of fees or all or a portion of the income from investments of the collateral. The Portfolios also continue to earn income on the securities loaned. At December 31, 2001, the Portfolios did not have any securities on loan.

NOTE 8 -- SUBSEQUENT EVENTS

Effective May 1, 2002 the following changes to the names of the Funds and Series will occur:

Old Name                                New Name
--------                                --------
Pilgrim Variable Products Trust         ING Variable Products Trust
Pilgrim VP MagnaCap Portfolio           ING VP MagnaCap Portfolio
Pilgrim VP Research Enhanced            ING VP Research Enhanced
  Index Portfolio                         Index Portfolio
Pilgrim VP Growth Opportunities         ING VP Growth Opportunities
  Portfolio                               Portfolio
Pilgrim VP MidCap Opportunities         ING VP MidCap Opportunities
  Portfolio                               Portfolio
Pilgrim VP Growth + Value Portfolio     ING VP Growth + Value Portfolio
Pilgrim VP SmallCap Opportunities       ING VP SmallCap Opportunities
  Portfolio                               Portfolio
Pilgrim VP International                ING VP International
  Value Portfolio                         Value Portfolio
Pilgrim VP High Yield Bond Portfolio    ING VP High Yield Bond Portfolio

Effective March 1, 2002, the Adviser and Administator will change their names as follows:

Old Name                                New Name
--------                                --------
ING Pilgrim Investments, LLC            ING Investments, LLC
ING Pilgrim Group, LLC                  ING Funds Services, LLC

Pilgrim VP
MagnaCap
Portfolio
                PORTFOLIO OF INVESTMENTS as of December 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 89.51%
                     Banks: 3.98%
     1,500           Bank of America Corp.                         $     94,425
     2,600           FleetBoston Financial Corp.                         94,900
     4,800           US Bancorp                                         100,464
       800           Wells Fargo & Co.                                   34,760
                                                                   ------------
                                                                        324,549
                                                                   ------------
                     Beverages: 1.04%
     1,800           Coca-Cola Co.                                       84,870
                                                                   ------------
                                                                         84,870
                                                                   ------------
                     Chemicals: 2.36%
     1,900           Air Products & Chemicals, Inc.                      89,129
     2,000           PPG Industries, Inc.                               103,440
                                                                   ------------
                                                                        192,569
                                                                   ------------
                     Computers: 2.24%
     8,200           Compaq Computer Corp.                               80,032
     4,100     @     EMC Corp.--Mass                                     55,104
     2,300           Hewlett-Packard Co.                                 47,242
                                                                   ------------
                                                                        182,378
                                                                   ------------
                     Cosmetics/Personal Care: 1.17%
     1,600           Kimberly-Clark Corp.                                95,680
                                                                   ------------
                                                                         95,680
                                                                   ------------
                     Electric: 10.22%
     4,700           Duke Energy Corp.                                  184,522
     3,200           Entergy Corp.                                      125,152
     1,300           FPL Group, Inc.                                     73,320
    12,400     @     Reliant Resources, Inc.                            204,724
     4,850           The Southern Co.                                   122,948
     2,600           TXU Corp.                                          122,590
                                                                   ------------
                                                                        833,256
                                                                   ------------
                     Electrical Components & Equipment: 1.40%
     2,000           Emerson Electric Co.                               114,200
                                                                   ------------
                                                                        114,200
                                                                   ------------
                     Electronics: 0.72%
     2,300           Avnet, Inc.                                         58,581
                                                                   ------------
                                                                         58,581
                                                                   ------------
                     Food: 1.89%
     1,800           HJ Heinz Co.                                        74,016
     3,600           Sara Lee Corp.                                      80,028
                                                                   ------------
                                                                        154,044
                                                                   ------------
                     Forest Products & Paper: 2.49%
     1,500           International Paper Co.                             60,525
     2,600           Mead Corp.                                          80,314
     1,100           Temple-Inland, Inc.                                 62,403
                                                                   ------------
                                                                        203,242
                                                                   ------------
                     Healthcare--Services: 1.00%
       700     @     Wellpoint Health Networks                           81,795
                                                                   ------------
                                                                         81,795
                                                                   ------------
                     Household Products/Wares: 1.35%
     1,250           Avery Dennison Corp.                                70,663
     1,000           Fortune Brands, Inc.                                39,590
                                                                   ------------
                                                                        110,253
                                                                   ------------
                     Insurance: 12.82%
     3,600           Allstate Corp.                                     121,320
     1,500           Chubb Corp.                                        103,500
     2,300           Cigna Corp.                                        213,095
     3,500           Jefferson-Pilot Corp.                              161,945
     3,100           Loews Corp.                                        171,678
     3,500           Old Republic Intl. Corp.                            98,035
       900     @     Principal Financial Group                           21,600
     3,500           St. Paul Cos.                                      153,895
                                                                   ------------
                                                                      1,045,068
                                                                   ------------
                     Leisure Time: 0.93%
     2,700           Carnival Corp.                                      75,816
                                                                   ------------
                                                                         75,816
                                                                   ------------
                     Machinery--Construction & Mining: 1.15%
     1,800           Caterpillar, Inc.                                   94,050
                                                                   ------------
                                                                         94,050
                                                                   ------------
                     Mining: 3.86%
     5,650           Alcoa, Inc.                                        200,858
     3,200     @     Freeport-McMoran Copper & Gold, Inc.                42,848
     4,200   @,@@    Inco Ltd.                                           71,148
                                                                   ------------
                                                                        314,854
                                                                   ------------
                     Miscellaneous Manufacturing: 3.71%
     7,700           Honeywell Intl., Inc.                              260,414
       710    @@     Tyco Intl. Ltd.                                     41,819
                                                                   ------------
                                                                        302,233
                                                                   ------------
                     Oil & Gas: 9.94%
     2,000           Amerada Hess Corp.                                 125,000
     2,000           Anadarko Petroleum Corp.                           113,700
     2,460           Apache Corp.                                       122,705
     1,000           ChevronTexaco Corp.                                 89,610
     2,000           Conoco, Inc.                                        56,600
     1,000           Exxon Mobil Corp.                                   39,300
     1,200           GlobalSantaFe Corp.                                 34,224
     2,100           Kerr-McGee Corp.                                   115,080
     1,900           Phillips Petroleum Co.                             114,494
                                                                   ------------
                                                                        810,713
                                                                   ------------
                     Oil & Gas Services: 0.41%
     2,550           Halliburton Co.                                     33,405
                                                                   ------------
                                                                         33,405
                                                                   ------------
                     Pharmaceuticals: 5.92%
     2,100           Bristol-Myers Squibb Co.                           107,100
     2,700           Merck & Co., Inc.                                  158,760
     2,900           Pharmacia Corp.                                    123,685
     2,600           Schering-Plough Corp.                               93,105
                                                                   ------------
                                                                        482,650
                                                                   ------------
                     Pipelines: 1.97%
     3,600           EL Paso Corp.                                      160,596
                                                                   ------------
                                                                        160,596
                                                                   ------------
                     Retail: 7.37%
     2,100           CVS Corp.                                           62,160
     2,300           Darden Restaurants, Inc.                            81,420
     2,700           May Department Stores Co.                           99,846
     6,100           McDonald's Corp.                                   161,467
     3,200           RadioShack Corp.                                    96,320
     2,100           Sears Roebuck and Co.                              100,044
                                                                   ------------
                                                                        601,257
                                                                   ------------
                     Semiconductors: 0.88%
     4,500     @     Advanced Micro Devices                              71,370
                                                                   ------------
                                                                         71,370
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
MagnaCap
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     Telecommunications: 8.02%
   6,600       @     3Com Corp.                                    $     42,108
   7,100       @     ADC Telecommunications, Inc.                        32,660
   1,400             Alltel Corp.                                        86,422
   5,800       @     AT&T Wireless Services, Inc.                        83,345
   4,500             Sprint Corp.                                        90,360
   8,200       @     Tellabs, Inc.                                      122,672
  13,950       @     WorldCom, Inc.--WorldCom Group                     196,416
                                                                   ------------
                                                                        653,983
                                                                   ------------
                     Tobacco: 2.67%
   4,750             Philip Morris Cos., Inc.                           217,788
                                                                   ------------
                                                                        217,788
                                                                   ------------
                     Total Common Stock (Cost $7,311,580)             7,299,200
                                                                   ------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 15.65%
                     Repurchase Agreement: 15.65%
$1,276,000           State Street Repurchase Agreement, 1.500%,
                       due 01/02/02, (Collateralized by $965,000
                       U.S. Treasury Bonds, 9.000%, Due 11/15/18,
                       Market Value $1,305,643)                    $  1,276,000
                                                                   ------------
                     Total Short-Term Investments
                       (Cost $1,276,000)                              1,276,000
                                                                   ------------
                     Total Investments in Securities
                       (Cost $8,587,580)*               105.16%    $  8,575,200
                     Other Assets and Liabilities-Net    -5.16%        (420,398)
                                                        ------     ------------
                     Net Assets                         100.00%    $  8,154,802
                                                        ======     ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                 $    300,641
                     Gross Unrealized Depreciation                     (313,021)
                                                                   ------------
                     Net Unrealized Depreciation                   $    (12,380)
                                                                   ============

@    No n-income producing security
@@   Foreign Issuer

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced Index
Portfolio
                PORTFOLIO OF INVESTMENTS as of December 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.21%
                     Advertising: 0.20%
       650           Interpublic Group Cos., Inc.                  $     19,201
       180           Omnicom Group                                       16,083
                                                                   ------------
                                                                         35,284
                                                                   ------------
                     Aerospace/Defense: 1.29%
     1,460           Boeing Co.                                          56,619
       340           General Dynamics Corp.                              27,078
       240           Goodrich Corp.                                       6,389
       730           Lockheed Martin Corp.                               34,069
       180           Northrop Grumman Corp.                              18,146
       650           Raytheon Co.                                        21,105
       560           Rockwell Collins, Inc.                              10,920
       800           United Technologies Corp.                           51,704
                                                                   ------------
                                                                        226,030
                                                                   ------------
                     Agriculture: 0.06%
       290           UST, Inc.                                           10,150
                                                                   ------------
                                                                         10,150
                                                                   ------------
                     Airlines: 0.19%
       300           Delta Air Lines, Inc.                                8,778
     1,300           Southwest Airlines                                  24,024
                                                                   ------------
                                                                         32,802
                                                                   ------------
                     Apparel: 0.24%
       100           Liz Claiborne, Inc.                                  4,975
       500           Nike, Inc.                                          28,120
       100     @     Reebok Intl. Ltd.                                    2,650
       160           VF Corp.                                             6,242
                                                                   ------------
                                                                         41,987
                                                                   ------------
                     Auto Manufacturers: 0.60%
     3,080           Ford Motor Co.                                      48,418
       920           General Motors Corp.                                44,712
        90     @     Navistar Intl. Corp.                                 3,555
       120           Paccar, Inc.                                         7,874
                                                                   ------------
                                                                        104,559
                                                                   ------------
                     Auto Parts & Equipment: 0.22%
       120           Cooper Tire & Rubber                                 1,915
     1,000           Delphi Automotive Systems                           13,660
       300           Goodyear Tire & Rubber Co.                           7,143
       300           TRW, Inc.                                           11,112
       280           Visteon Corp.                                        4,211
                                                                   ------------
                                                                         38,041
                                                                   ------------
                     Banks: 7.54%
       660           Amsouth Bancorporation                              12,474
     4,920           Bank of America Corp.                              309,714
     1,240           Bank of New York Co., Inc.                          50,592
     2,040           Bank One Corp.                                      79,662
       770           BB&T Corp.                                          27,805
       300           Comerica, Inc.                                      17,190
     1,000           Fifth Third Bancorp                                 61,330
     1,750           FleetBoston Financial Corp.                         63,875
       400           Huntington Bancshares, Inc.                          6,876
     3,300           JP Morgan Chase & Co.                              119,955
       700           Keycorp                                             17,038
       800           Mellon Financial Corp.                              30,096
     1,030           National City Corp.                                 30,117
       400           Northern Trust Corp.                                24,088
       480           PNC Financial Services Group, Inc.                  26,976
       400           Regions Financial Corp.                             11,976
       580           SouthTrust Corp.                                    14,309
       600           State Street Corp.                                  31,350
       500           Suntrust Banks, Inc.                                31,350
       400           Synovus Financial Corp.                             10,020
       230           Union Planters Corp.                                10,380
     3,180           US Bancorp                                          66,557
     2,380           Wachovia Corp.                                      74,637
     4,200           Wells Fargo & Co.                                  182,490
       200           Zions Bancorporation                                10,516
                                                                   ------------
                                                                      1,321,373
                                                                   ------------
                     Beverages: 2.55%
     1,480           Anheuser-Busch Cos., Inc.                           66,911
       100           Brown-Forman Corp.                                   6,260
     4,220           Coca-Cola Co.                                      198,973
       760           Coca-Cola Enterprises, Inc.                         14,395
       100           Coors (Adolph)                                       5,340
       500           Pepsi Bottling Group, Inc.                          11,750
     2,960           Pepsico, Inc.                                      144,122
                                                                   ------------
                                                                        447,751
                                                                   ------------
                     Biotechnology: 1.10%
     1,800     @     Amgen, Inc.                                        101,592
       340     @     Biogen, Inc.                                        19,499
       300     @     Chiron Corp.                                        13,152
       350     @     Genzyme Corp.-General Division                      20,951
     1,360     @     Immunex Corp.                                       37,686
                                                                   ------------
                                                                        192,880
                                                                   ------------
                     Building Materials: 0.17%
       800           Masco Corp.                                         19,600
       200           Vulcan Materials Co.                                 9,588
                                                                   ------------
                                                                         29,188
                                                                   ------------
                     Chemicals: 1.15%
       400           Air Products & Chemicals, Inc.                      18,764
       200           Ashland, Inc.                                        9,216
       780           Dow Chemical Co.                                    26,348
     1,800           Du Pont (E.I.) de Nemours & Co.                     76,518
       200           Eastman Chemical Co.                                 7,804
       200           Ecolab, Inc.                                         8,050
       100           Engelhard Corp.                                      2,768
       200           International Flavors & Fragrances                   5,942
       300           PPG Industries, Inc.                                15,516
       300           Praxair, Inc.                                       16,575
       220           Rohm & Haas Co.                                      7,619
       260           Sherwin-Williams Co.                                 7,150
                                                                   ------------
                                                                        202,270
                                                                   ------------
                     Commercial Services: 1.08%
     3,120     @     Cendant Corp.                                       61,183
       800     @     Concord EFS, Inc.                                   26,224
       200     @     Convergys Corp.                                      7,498
       140           Deluxe Corp.                                         5,821
       200           Equifax, Inc.                                        4,830
       610           H&R Block, Inc.                                     27,267
       480           McKesson Corp.                                      17,952
       420           Moody's Corp.                                       16,741
       460     @     Quintiles Transnational Corp.                        7,383
       320     @     Robert Half Intl., Inc.                              8,544
       190           RR Donnelley & Sons Co.                              5,641
                                                                   ------------
                                                                        189,084
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced Index
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     Computers: 5.33%
       380     @     Apple Computer, Inc.                          $      8,322
     3,160           Compaq Computer Corp.                               30,842
       300     @     Computer Sciences Corp.                             14,694
     8,200     @     Dell Computer Corp.                                222,876
       800           Electronic Data Systems Corp.                       54,840
     3,780     @     EMC Corp.-Mass.                                     50,803
     3,300           Hewlett-Packard Co.                                 67,782
     2,880           International Business Machines Corp.              348,365
       110     @     Lexmark Intl., Inc.                                  6,490
        90     @     NCR Corp.                                            3,317
     1,020     @     Network Appliance, Inc.                             22,307
     2,600     @     Seagate Technology, Inc.                               208
     5,460     @     Sun Microsystems, Inc.                              67,158
       560     @     Unisys Corp.                                         7,022
       650     @     Veritas Software Corp.                              29,140
                                                                   ------------
                                                                        934,166
                                                                   ------------
                     Cosmetics/Personal Care: 2.87%
       400           Avon Products                                       18,600
     1,000           Colgate-Palmolive Co.                               57,750
     1,680           Gillette Co.                                        56,112
       890           Kimberly-Clark Corp.                                53,222
     4,020           Procter & Gamble Co.                               318,103
                                                                   ------------
                                                                        503,787
                                                                   ------------
                     Distribution/Wholesale: 0.12%
       300           Genuine Parts Co.                                   11,010
       200           W.W. Grainger, Inc.                                  9,600
                                                                   ------------
                                                                         20,610
                                                                   ------------
                     Diversified Financial Services: 7.18%
     2,280           American Express Co.                                81,373
       220           The Bear Stearns Cos., Inc.                         12,901
       340           Capital One Financial Corp.                         18,343
     8,610           Citigroup, Inc.                                    434,633
     3,160           Fannie Mae                                         251,220
       500           Franklin Resources, Inc.                            17,635
     2,210           Freddie Mac                                        144,534
     1,140           Household Intl., Inc.                               66,052
       400           Lehman Brothers Holdings, Inc.                      26,720
     1,400           MBNA Corp.                                          49,280
     2,120           Merrill Lynch & Co., Inc.                          110,494
       360           Stilwell Financial, Inc.                             9,799
       400           T Rowe Price Group, Inc.                            13,892
       270           USA Education, Inc.                                 22,685
                                                                   ------------
                                                                      1,259,561
                                                                   ------------
                     Electric: 2.59%
       220           Allegheny Energy, Inc.                               7,968
       340           Ameren Corp.                                        14,382
       540           American Electric Power                             23,506
       260           Cinergy Corp.                                        8,692
       220           CMS Energy Corp.                                     5,287
       380           Consolidated Edison, Inc.                           15,337
       280           Constellation Energy Group, Inc.                     7,434
       460           Dominion Resources, Inc.                            27,646
       280           DTE Energy Co.                                      11,743
     1,300           Duke Energy Corp.                                   51,038
       480           Entergy Corp.                                       18,773
       560           Exelon Corp.                                        26,813
       740           FirstEnergy Corp.                                   25,885
       280           FPL Group, Inc.                                     15,792
       920     @     Mirant Corp.                                        14,738
       300     @     Niagara Mohawk Holdings, Inc.                        5,319
       347           NiSource, Inc.                                       8,002
       380           PG&E Corp.                                           7,311
       210           Pinnacle West Capital Corp.                          8,788
       320           PPL Corp.                                           11,152
       540           Progress Energy, Inc.                               24,316
       340           Public Service Enterprise Group                     14,345
       680           Reliant Energy, Inc.                                18,034
     1,180           The Southern Co.                                    29,913
       260           Teco Energy, Inc.                                    6,822
       430           TXU Corp.                                           20,275
       890           XCEL Energy, Inc.                                   24,689
                                                                   ------------
                                                                        454,000
                                                                   ------------
                     Electrical Components & Equipment: 0.31%
       400     @     American Power Conversion                            5,784
       700           Emerson Electric Co.                                39,970
       300           Molex, Inc.                                          9,285
                                                                   ------------
                                                                         55,039
                                                                   ------------
                     Electronics: 0.51%
       760     @     Agilent Technologies, Inc.                          21,668
       380           Applied Biosystems Group - Applera Corp.            14,923
       150           Johnson Controls, Inc.                              12,112
        90           Parker Hannifin Corp.                                4,132
       600     @     Sanmina Corp.                                       11,940
     1,080     @     Solectron Corp.                                     12,182
       200     @     Tektronix, Inc.                                      5,156
       300     @     Thermo Electron Corp.                                7,158
                                                                   ------------
                                                                         89,271
                                                                   ------------
                     Engineering & Construction: 0.02%
       100     @     Fluor Corp.                                          3,740
                                                                   ------------
                                                                          3,740
                                                                   ------------
                     Entertainment: 0.05%
       140           International Game Technology                        9,562
                                                                   ------------
                                                                          9,562
                                                                   ------------
                     Environmental Control: 0.22%
       400           Allied Waste Industries, Inc.                        5,624
     1,040           Waste Management, Inc.                              33,186
                                                                   ------------
                                                                         38,810
                                                                   ------------
                     Food: 1.87%
       720           Albertson's, Inc.                                   22,673
     1,125           Archer-Daniels-Midland Co.                          16,144
       700           Campbell Soup Co.                                   20,909
       880           Conagra Foods, Inc.                                 20,918
       500           General Mills, Inc.                                 26,005
       200           Hershey Foods Corp.                                 13,540
       320           HJ Heinz Co.                                        13,158
     1,360           Kellogg Co.                                         40,936
       460     @     Safeway, Inc.                                       19,205
     1,300           Sara Lee Corp.                                      28,899
       300           Supervalu, Inc.                                      6,636
     1,200           Sysco Corp.                                         31,464
     1,000    @@     Unilever NV ADR                                     57,610
       200           Wrigley JR Co.                                      10,274
                                                                   ------------
                                                                        328,371
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced Index
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     Forest Products & Paper: 0.51%
       200           Boise Cascade Corp.                           $      6,802
       400           Georgia-Pacific Corp.                               11,044
       820           International Paper Co.                             33,087
       200           Mead Corp.                                           6,178
       400           Weyerhaeuser Co.                                    21,632
       200           Willamette Industries                               10,424
                                                                   ------------
                                                                         89,167
                                                                   ------------
                     Gas: 0.21%
       290           KeySpan Corp.                                       10,049
       140           Nicor, Inc.                                          5,830
       140           Peoples Energy Corp.                                 5,310
       650           Sempra Energy                                       15,957
                                                                   ------------
                                                                         37,146
                                                                   ------------
                     Hand/Machine Tools: 0.09%
       100           Black & Decker Corp.                                 3,773
       100           Snap-On, Inc.                                        3,366
       200           Stanley Works                                        9,314
                                                                   ------------
                                                                         16,453
                                                                   ------------
                     Healthcare-Products: 3.21%
       100           Bard, Inc.                                           6,450
       180           Bausch & Lomb, Inc.                                  6,779
       540           Baxter Intl., Inc.                                  28,960
       400           Becton Dickinson & Co.                              13,260
       550           Biomet, Inc.                                        16,995
       700     @     Boston Scientific Corp.                             16,884
       510     @     Guidant Corp.                                       25,398
     5,160           Johnson & Johnson                                  304,956
     2,000           Medtronic, Inc.                                    102,420
       160     @     St. Jude Medical, Inc.                              12,424
       300           Stryker Corp.                                       17,511
       360     @     Zimmer Holdings, Inc.                               10,994
                                                                   ------------
                                                                        563,031
                                                                   ------------
                     Healthcare-Services: 1.08%
       260           Aetna, Inc.                                          8,577
       860           HCA, Inc.                                           33,144
       440     @     Health Management Associates, Inc.                   8,096
       640     @     Healthsouth Corp.                                    9,485
       400     @     Humana, Inc.                                         4,716
       300     @     Manor Care, Inc.                                     7,113
       560     @     Tenet Healthcare Corp.                              32,883
     1,050           UnitedHealth Group, Inc.                            74,309
       100     @     Wellpoint Health Networks                           11,685
                                                                   ------------
                                                                        190,008
                                                                   ------------
                     Home Furnishings: 0.12%
       400           Leggett & Platt, Inc.                                9,200
       100           Maytag Corp.                                         3,103
       110           Whirlpool Corp.                                      8,066
                                                                   ------------
                                                                         20,369
                                                                   ------------
                     Household Products/Wares: 0.29%
       200           Avery Dennison Corp.                                11,306
       680           Clorox Co.                                          26,894
       300           Fortune Brands, Inc.                                11,877
                                                                   ------------
                                                                         50,077
                                                                   ------------
                     Housewares: 0.08%
       500           Newell Rubbermaid, Inc.                             13,785
                                                                   ------------
                                                                         13,785
                                                                   ------------
                     Insurance: 4.86%
     1,520           Aflac, Inc.                                         37,331
     1,260           Allstate Corp.                                      42,462
       180           AMBAC Financial Group, Inc.                         10,415
     4,361           American Intl. Group                               346,263
       400           AON Corp.                                           14,208
       300           Chubb Corp.                                         20,700
       250           Cigna Corp.                                         23,163
       400           Cincinnati Financial Corp.                          15,260
       230           Hartford Financial Services Group                   14,451
       300           Jefferson-Pilot Corp.                               13,881
       920           John Hancock Financial Services                     37,996
       350           Lincoln National Corp.                              16,999
       320           Loews Corp.                                         17,722
       460           Marsh & McLennan Cos.                               49,427
       500           MBIA, Inc.                                          26,815
     1,760           Metlife, Inc.                                       55,757
       180           MGIC Investment Corp.                               11,110
       210           Progressive Corp.                                   31,353
       420           Safeco Corp.                                        13,083
       260           St. Paul Cos.                                       11,432
       220           Torchmark Corp.                                      8,653
       420           UnumProvident Corp.                                 11,134
       240    @@     XL Capital Ltd.                                     21,926
                                                                   ------------
                                                                        851,541
                                                                   ------------
                     Internet: 0.37%
     2,280           Charles Schwab Corp.                                35,272
       280     @     TMP Worldwide, Inc.                                 12,012
     1,000     @     Yahoo, Inc.                                         17,740
                                                                   ------------
                                                                         65,024
                                                                   ------------
                     Iron/Steel: 0.06%
       200           Nucor Corp.                                         10,592
                                                                   ------------
                                                                         10,592
                                                                   ------------
                     Leisure Time: 0.56%
       200           Brunswick Corp.                                      4,352
     1,870           Carnival Corp.                                      52,510
       520           Harley-Davidson, Inc.                               28,241
       310     @     Sabre Holdings Corp.                                13,128
                                                                   ------------
                                                                         98,231
                                                                   ------------
                     Lodging: 0.22%
       200     @     Harrah's Entertainment, Inc.                         7,402
       500           Hilton Hotels Corp.                                  5,460
       400           Marriott Intl., Inc.                                16,260
       320           Starwood Hotels & Resorts Worldwide, Inc.            9,552
                                                                   ------------
                                                                         38,674
                                                                   ------------
                     Machinery-Construction & Mining: 0.09%
       300           Caterpillar, Inc.                                   15,675
                                                                   ------------
                                                                         15,675
                                                                   ------------
                     Machinery-Diversified: 0.18%
       230           Deere & Co.                                         10,042
       250           Dover Corp.                                          9,267
       300           Ingersoll-Rand Co.                                  12,543
                                                                   ------------
                                                                         31,852
                                                                   ------------
                     Media: 3.35%
     7,330     @     AOL Time Warner, Inc.                              235,293
     1,580     @     Comcast Corp.                                       56,880
       100           Dow Jones & Co., Inc.                                5,473
       440           Gannett Co., Inc.                                   29,581
       300           McGraw-Hill Cos., Inc.                              18,294
       160           New York Times Co.                                   6,920
       540           Tribune Co.                                         20,212
       220     @     Univision Communications, Inc.                       8,901
     3,000     @     Viacom, Inc.                                       132,450
     3,560           Walt Disney Co.                                     73,763
                                                                   ------------
                                                                        587,767
                                                                   ------------
                     Mining: 0.47%
       600    @@     Alcan, Inc.                                         21,558
       800           Alcoa, Inc.                                         28,440
       940    @@     Barrick Gold Corp.                                  14,993
       180     @     Freeport-McMoran Copper & Gold, Inc.                 2,410
       300   @,@@    Inco, Ltd.                                           5,082
       220           Newmont Mining Corp.                                 4,204
       500    @@     Placer Dome, Inc.                                    5,455
                                                                   ------------
                                                                         82,142
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced Index
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     Miscellaneous Manufacturing: 6.06%
       200           Cooper Industries, Inc.                       $      6,984
       100           Crane Co.                                            2,564
       120           Danaher Corp.                                        7,237
       490           Eastman Kodak Co.                                   14,421
       180           Eaton Corp.                                         13,394
    16,600           General Electric Co.                               665,328
       740           Honeywell Intl., Inc.                               25,027
       500           Illinois Tool Works                                 33,860
       200           ITT Industries, Inc.                                10,100
       690           Minnesota Mining & Manufacturing Co.                81,565
       120           Textron, Inc.                                        4,975
     3,337    @@     Tyco Intl. Ltd.                                    196,549
                                                                   ------------
                                                                      1,062,004
                                                                   ------------
                     Office/Business Equipment: 0.22%
       400           Pitney Bowes, Inc.                                  15,044
     2,300           Xerox Corp.                                         23,966
                                                                   ------------
                                                                         39,010
                                                                   ------------
                     Oil & Gas: 5.40%
       160           Amerada Hess Corp.                                  10,000
       410           Anadarko Petroleum Corp.                            23,309
       380           Burlington Resources, Inc.                          14,265
     1,779           ChevronTexaco Corp.                                159,416
     1,030           Conoco, Inc.                                        29,149
       120           Devon Energy Corp.                                   4,638
       220           EOG Resources, Inc.                                  8,604
    11,420           Exxon Mobil Corp.                                  448,806
       940           Marathon Oil Corp.                                  28,200
       230     @     Noble Drilling Corp.                                 7,829
       660           Occidental Petroleum Corp.                          17,510
       940           Phillips Petroleum Co.                              56,644
       200     @     Rowan Cos., Inc.                                     3,874
     2,010    @@     Royal Dutch Petroleum Co. ADR                       98,530
       200           Sunoco, Inc.                                         7,468
       600           Transocean Sedco Forex, Inc.                        20,292
       220           Unocal Corp.                                         7,936
                                                                   ------------
                                                                        946,470
                                                                   ------------
                     Oil & Gas Services: 0.13%
       600           Baker Hughes, Inc.                                  21,882
                                                                   ------------
                                                                         21,882
                                                                   ------------
                     Packaging & Containers: 0.16%
       100           Ball Corp.                                           7,070
       160           Bemis Co.                                            7,869
       400     @     Pactiv Corp.                                         7,100
       160     @     Sealed Air Corp.                                     6,531
                                                                   ------------
                                                                         28,570
                                                                   ------------
                     Pharmaceuticals: 5.92%
     2,580           Abbott Laboratories                                143,835
       220           Allergan, Inc.                                      16,511
        80           AmerisourceBergen Corp.                              5,084
       420           Cardinal Health, Inc.                               27,157
     1,900           Eli Lilly & Co.                                    149,226
       300     @     Forest Laboratories, Inc.                           24,585
       400     @     King Pharmaceuticals, Inc.                          16,852
       400     @     Medimmune, Inc.                                     18,540
     2,100           Merck & Co., Inc.                                  123,480
    10,610           Pfizer, Inc.                                       422,809
     2,120           Pharmacia Corp.                                     90,418
                                                                   ------------
                                                                      1,038,497
                                                                   ------------
                     Pipelines: 0.25%
       480           El Paso Corp.                                       21,413
       200           Kinder Morgan, Inc.                                 11,138
       460           Williams Cos., Inc.                                 11,739
                                                                   ------------
                                                                         44,290
                                                                   ------------
                     REITS: 0.20%
       740           Equity Office Properties Trust                      22,259
       420           Equity Residential Properties Trust                 12,058
                                                                   ------------
                                                                         34,317
                                                                   ------------
                     Retail: 8.38%
       300     @     Autozone, Inc.                                      21,540
       500     @     Bed Bath & Beyond, Inc.                             16,950
       660     @     Best Buy Co., Inc.                                  49,157
       640           Circuit City Stores                                 16,608
       740     @     Costco Wholesale Corp.                              32,841
       300           Darden Restaurants, Inc.                            10,620
       280           Family Dollar Stores                                 8,394
       490     @     Federated Department Stores                         20,041
     1,500           The Gap, Inc.                                       20,910
     7,270           Home Depot, Inc.                                   370,843
       880           JC Penney Co., Inc.                                 23,672
       560     @     Kohls Corp.                                         39,446
       700           Limited, Inc.                                       10,304
     2,460           Lowe's Cos.                                        114,169
       500           May Department Stores Co.                           18,490
     2,160           McDonald's Corp.                                    57,175
       380           Nordstrom, Inc.                                      7,687
       870     @     Office Depot, Inc.                                  16,130
       540           RadioShack Corp.                                    16,254
       600           Sears Roebuck and Co.                               28,584
     1,080     @     Staples, Inc.                                       20,196
       640     @     Starbucks Corp.                                     12,192
       870           Target Corp.                                        35,713
       240           Tiffany & Co.                                        7,553
       500           TJX Cos., Inc.                                      19,930
       200     @     Tricon Global Restaurants, Inc.                      9,840
       940           Walgreen Co.                                        31,640
     7,470           Wal-Mart Stores, Inc.                              429,899
       100           Wendy's Intl., Inc.                                  2,918
                                                                   ------------
                                                                      1,469,696
                                                                   ------------
                     Savings & Loans: 0.43%
       390           Charter One Financial, Inc.                         10,589
       280           Golden West Financial Corp.                         16,478
     1,480           Washington Mutual, Inc.                             48,396
                                                                   ------------
                                                                         75,463
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced Index
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     Semiconductors: 3.87%
       590     @     Advanced Micro Devices                        $      9,357
       450     @     Altera Corp.                                         9,549
       540     @     Analog Devices, Inc.                                23,971
       430     @     Broadcom Corp.                                      17,574
    11,190           Intel Corp.                                        351,926
       320     @     KLA-Tencor Corp.                                    15,859
       900           Linear Technology Corp.                             35,136
       400     @     LSI Logic Corp.                                      6,312
       940     @     Maxim Integrated Products                           49,359
       460     @     National Semiconductor Corp.                        14,163
       220     @     Nvidia Corp.                                        14,718
       460     @     PMC - Sierra, Inc.                                   9,780
       160     @     QLogic Corp.                                         7,122
       320     @     Teradyne, Inc.                                       9,645
     2,880           Texas Instruments, Inc.                             80,640
       590     @     Xilinx, Inc.                                        23,039
                                                                   ------------
                                                                        678,150
                                                                   ------------
                     Software: 6.00%
       100           Autodesk, Inc.                                       3,727
     1,100           Automatic Data Processing                           64,790
       600     @     BMC Software, Inc.                                   9,822
       300     @     Citrix Systems, Inc.                                 6,798
     1,890           Computer Associates Intl., Inc.                     65,186
       940     @     Compuware Corp.                                     11,083
       900           First Data Corp.                                    70,605
       510     @     Fiserv, Inc.                                        21,583
       360     @     Intuit, Inc.                                        15,401
       200     @     Mercury Interactive Corp.                            6,796
     9,030     @     Microsoft Corp.                                    598,238
     1,420     @     Novell, Inc.                                         6,518
     9,350     @     Oracle Corp.                                       129,123
       500     @     Peoplesoft, Inc.                                    20,100
       770     @     Siebel Systems, Inc.                                21,544
                                                                   ------------
                                                                      1,051,314
                                                                   ------------
                     Telecommunications: 7.34%
       950           Alltel Corp.                                        58,644
       300     @     Andrew Corp.                                         6,567
     8,670           AT&T Corp.                                         157,274
     4,189     @     AT&T Wireless Services, Inc.                        60,196
     3,090           BellSouth Corp.                                    117,883
       200           CenturyTel, Inc.                                     6,560
    18,330     @     Cisco Systems, Inc.                                331,956
       290     @     Comverse Technology, Inc.                            6,487
     1,640           Corning, Inc.                                       14,629
     2,400     @     JDS Uniphase Corp.                                  20,832
     3,160           Lucent Technologies, Inc.                           19,876
     3,700           Motorola, Inc.                                      55,574
     2,880    @@     Nortel Networks Corp.                               21,600
       700     @     Qualcomm, Inc.                                      35,350
     5,610           SBC Communications, Inc.                           219,744
       280           Scientific-Atlanta, Inc.                             6,703
       880     @     Sprint Corp.(PCS Group)                             21,481
       440     @     Tellabs, Inc.                                        6,582
     2,500           Verizon Communications, Inc.                       118,651
                                                                   ------------
                                                                      1,286,589
                                                                   ------------
                     Textiles: 0.05%
       200           Cintas Corp.                                         9,600
                                                                   ------------
                                                                          9,600
                                                                   ------------
                     Tobacco: 0.97%
     3,730           Philip Morris Cos., Inc.                           171,021
                                                                   ------------
                                                                        171,021
                                                                   ------------
                     Toys/Games/Hobbies: 0.11%
       340           Hasbro, Inc.                                         5,518
       790           Mattel, Inc.                                        13,588
                                                                   ------------
                                                                         19,106
                                                                   ------------
                     Transportation: 0.51%
       700           Burlington Northern Santa Fe Corp.                  19,971
       400           CSX Corp.                                           14,020
       500     @     FedEx Corp.                                         25,940
       370           Norfolk Southern Corp.                               6,782
       400           Union Pacific Corp.                                 22,800
                                                                   ------------
                                                                         89,513
                                                                   ------------
                     Total Common Stock (Cost $17,649,952)           17,395,342
                                                                   ------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.45%
                     Repurchase Agreement: 0.45%
$   78,000           State Street Repurchase Agreement, 1.500%
                       due 01/02/02, (Collateralized by $85,000
                       U.S. Treasury Notes, 5.625%, Due 05/15/08,
                       Market Value $83,095)                       $     78,000
                                                                   ------------
                     Total Short-Term Investments (Cost $78,000)         78,000
                                                                   ------------
                     Total Investments in Securities
                       (Cost $17,727,952)*               99.66%    $ 17,473,342
                     Other Assets and Liabilities-Net     0.34%          59,809
                                                        ------     ------------
                     Net Assets                         100.00%    $ 17,533,151
                                                        ======     ============

* Cost for federal income tax purposes is $19,199,007. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                 $    841,131
                     Gross Unrealized Depreciation                   (2,593,797)
                                                                   ------------
                     Net Unrealized Depreciation                   $ (1,752,666)
                                                                   ============

@    Non -income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Growth
Opportunities
Portfolio
                PORTFOLIO OF INVESTMENTS as of December 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 87.86%
                     Airlines: 0.88%
     5,900           Southwest Airlines                            $    109,032
                                                                   ------------
                                                                        109,032
                                                                   ------------
                     Apparel: 4.91%
     5,400     @     Coach, Inc.                                        210,492
     3,900     @     Jones Apparel Group, Inc.                          129,363
     2,000           Liz Claiborne, Inc.                                 99,500
     3,000           Nike, Inc.                                         168,720
                                                                   ------------
                                                                        608,075
                                                                   ------------
                     Biotechnology: 4.06%
     2,800     @     Affymetrix, Inc.                                   105,700
     2,100     @     IDEC Pharmaceuticals Corp.                         144,753
     5,400     @     Immunomedics, Inc.                                 109,404
     2,300     @     InterMune, Inc.                                    113,298
       700     @     Transkaryotic Therapies, Inc.                       29,960
                                                                   ------------
                                                                        503,115
                                                                   ------------
                     Chemicals: 0.90%
     1,400     @     Cabot Microelectronics Corp.                       110,950
                                                                   ------------
                                                                        110,950
                                                                   ------------
                     Commercial Services: 1.89%
     4,200     @     AMN Healthcare Services, Inc.                      115,080
     3,500     @     Weight Watchers Intl., Inc.                        118,370
                                                                   ------------
                                                                        233,450
                                                                   ------------
                     Computers: 6.83%
       900     @     Affiliated Computer Services, Inc.                  95,517
     5,200     @     Brocade Communications System                      172,224
     9,600     @     Concurrent Computer Corp.                          142,560
     3,000     @     Manhattan Associates, Inc.                          87,450
     5,400     @     Numerical Technologies, Inc.                       190,080
     3,500     @     Veritas Software Corp.                             156,905
                                                                   ------------
                                                                        844,736
                                                                   ------------
                     Diversified Financial Services: 0.82%
       720           Citigroup, Inc.                                     36,346
       700           Goldman Sachs Group, Inc.                           64,925
                                                                   ------------
                                                                        101,271
                                                                   ------------
                     Electrical Components & Equipment: 1.22%
     4,200     @     Wilson Greatbatch Technologies, Inc.               151,620
                                                                   ------------
                                                                        151,620
                                                                   ------------
                     Electronics: 2.80%
     1,800   @,@@    Flextronics Intl. Ltd.                              43,182
     4,500     @     Photon Dynamics, Inc.                              205,425
     4,900     @     Sanmina Corp.                                       97,510
                                                                   ------------
                                                                        346,117
                                                                   ------------
                     Entertainment: 1.88%
     3,400     @     International Game Technology                      232,220
                                                                   ------------
                                                                        232,220
                                                                   ------------
                     Healthcare-Products: 1.17%
     2,900     @     Guidant Corp.                                      144,420
                                                                   ------------
                                                                        144,420
                                                                   ------------
                     Healthcare-Services: 0.99%
     5,600     @     AMERIGROUP Corp.                                   122,080
                                                                   ------------
                                                                        122,080
                                                                   ------------
                     Home Builders: 2.42%
     2,700           Centex Corp.                                       154,143
     4,500           DR Horton, Inc.                                    146,070
                                                                   ------------
                                                                        300,213
                                                                   ------------
                     Home Furnishings: 0.69%
     2,500     @     Polycom, Inc.                                       86,000
                                                                   ------------
                                                                         86,000
                                                                   ------------
                     Internet: 4.21%
     2,100     @     eBay, Inc.                                         140,490
        17     @     Infospace, Inc.                                         35
     2,200     @     Internet Security Systems                           70,532
     5,300     @     Network Associates, Inc.                           137,005
    10,400     @     Riverstone Networks, Inc.                          172,640
                                                                   ------------
                                                                        520,702
                                                                   ------------
                     Leisure Time: 0.56%
     2,400     @     Travelocity.com                                     68,904
                                                                   ------------
                                                                         68,904
                                                                   ------------
                     Media: 1.89%
     4,600     @     Clear Channel Communications                       234,186
                                                                   ------------
                                                                        234,186
                                                                   ------------
                     Oil & Gas: 3.09%
     1,870           Apache Corp.                                        93,276
     3,800           Ensco Intl., Inc.                                   94,430
     3,200           GlobalSantaFe Corp.                                 91,264
     3,000     @     Nabors Industries, Inc.                            102,990
                                                                   ------------
                                                                        381,960
                                                                   ------------
                     Oil & Gas Services: 5.98%
     6,600           Baker Hughes, Inc.                                 240,702
     4,600     @     BJ Services Co.                                    149,270
     2,700     @     Cooper Cameron Corp.                               108,972
     4,500     @     Smith Intl., Inc.                                  241,290
                                                                   ------------
                                                                        740,234
                                                                   ------------
                     Packaging & Containers: 0.89%
     6,200     @     Pactiv Corp.                                       110,050
                                                                   ------------
                                                                        110,050
                                                                   ------------
                     Pharmaceuticals: 8.65%
     4,400     @     Abgenix, Inc.                                      148,016
     4,100   @,@@    Biovail Corp.                                      230,625
     2,600     @     CV Therapeutics, Inc.                              135,252
     1,000     @     Gilead Sciences, Inc.                               65,720
     5,700     @     ISIS Pharmaceuticals, Inc.                         126,483
     2,200     @     Neurocrine Biosciences, Inc.                       112,882
     4,400     @     Sepracor, Inc.                                     251,064
                                                                   ------------
                                                                      1,070,042
                                                                   ------------
                     Retail: 7.79%
     3,200     @     Copart, Inc.                                       116,384
     3,200           Darden Restaurants, Inc.                           113,280
     2,300           Lowe's Cos.                                        106,743
     5,700     @     Office Depot, Inc.                                 105,678
     4,900           Pier 1 Imports, Inc.                                84,966
     5,800     @     Staples, Inc.                                      108,460
     2,500           Tiffany & Co.                                       78,675
       800     @     Tricon Global Restaurants, Inc.                     39,360
     4,900     @     Williams-Sonoma, Inc.                              210,210
                                                                   ------------
                                                                        963,756
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Growth
Opportunities
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     Semiconductors: 16.82%
    10,600   @,@@    ATI Technologies, Inc.                        $    134,620
     2,600     @     Broadcom Corp.                                     106,262
     5,100     @     ESS Technology                                     108,426
     6,600     @     Fairchild Semiconductor Intl., Inc.                186,120
     3,400   @,@@    Genesis Microchip, Inc.                            224,808
     3,500     @     Intersil Corp.                                     112,875
     5,800   @,@@    Marvell Technology Group Ltd.                      207,756
     2,600     @     Microchip Technology, Inc.                         100,724
     3,500     @     Micron Technology, Inc.                            108,500
     3,400     @     National Semiconductor Corp.                       104,686
       600     @     Novellus Systems, Inc.                              23,670
     3,600     @     Nvidia Corp.                                       240,840
     5,500   @,@@    O2Micro Intl. Ltd.                                 132,275
     4,100     @     Semtech Corp.                                      146,329
    15,000   @,@@    United Microelectronics ADR                        144,000
                                                                   ------------
                                                                      2,081,891
                                                                   ------------
                     Software: 3.89%
       600     @     Advent Software, Inc.                               29,970
     3,300     @     Electronic Arts, Inc.                              197,834
     2,600     @     PDF Solutions, Inc.                                 54,600
     1,400     @     Peoplesoft, Inc.                                    56,280
     4,200     @     Seachange Intl., Inc.                              143,304
                                                                   ------------
                                                                        481,988
                                                                   ------------
                     Telecommunications: 2.63%
     4,800     @     Aeroflex, Inc.                                      90,864
     3,600     @     Emulex Corp.                                       142,236
     4,800     @     RF Micro Devices, Inc.                              92,304
                                                                   ------------
                                                                        325,404
                                                                   ------------
                     Total Common Stock (Cost $9,822,725)            10,872,416
                                                                   ------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 12.40%
                     Repurchase Agreement: 12.40%
$1,534,000           State Street Repurchase Agreement, 1.500%,
                       due 01/02/02, (Collateralized by $1,380,000
                       U.S. Treasury Notes, 7.000%, Due 07/15/06,
                       Market Value $1,566,027)                    $  1,534,000
                                                                   ------------
                     Total Short-Term Investments
                       (Cost $1,534,000)                              1,534,000
                                                                   ------------
                     Total Investments in Securities
                       (Cost $ 11,356,725)*             100.26%    $ 12,406,416
                     Other Assets and Liabilities-Net    -0.26%         (32,736)
                                                        ------     ------------
                     Net Assets                         100.00%    $ 12,373,680
                                                        ======     ============

* Cost for federal income tax purposes is $11,606,050. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                 $    973,802
                     Gross Unrealized Depreciation                     (173,435)
                                                                   ------------
                     Net Unrealized Appreciation                   $    800,367
                                                                   ============

@    Non -income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

                 See Accompanying Notes to Financial Statements

Pilgrim VP
MidCap
Opportunities
Portfolio
                PORTFOLIO OF INVESTMENTS as of December 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.14%
                     Apparel: 1.70%
     1,100     @     Jones Apparel Group, Inc.                     $     36,487
       800           Liz Claiborne, Inc.                                 39,800
                                                                   ------------
                                                                         76,287
                                                                   ------------
                     Biotechnology: 2.75%
     1,800     @     Affymetrix, Inc.                                    67,950
       800     @     IDEC Pharmaceuticals Corp.                          55,144
                                                                   ------------
                                                                        123,094
                                                                   ------------
                     Commercial Services: 4.35%
     2,100     @     KPMG Consulting, Inc.                               34,797
                                                                   ------------
     2,700     @     Robert Half Intl., Inc.                             72,090
                                                                   ------------
     2,600     @     Weight Watchers Intl., Inc.                         87,932
                                                                   ------------
                                                                        194,819
                                                                   ------------
                     Computers: 4.23%
       400     @     Affiliated Computer Services, Inc.                  42,452
     2,000     @     Brocade Communications System                       66,240
                                                                   ------------
     1,800     @     Veritas Software Corp.                              80,694
                                                                   ------------
                                                                        189,386
                                                                   ------------
                     Electric: 0.29%
       800     @     Reliant Resources, Inc.                             13,208
                                                                   ------------
                                                                         13,208
                                                                   ------------
                     Electronics: 4.71%
       500     @     Amphenol Corp.                                      24,025
     2,700   @,@@    Flextronics Intl. Ltd.                              64,773
       500           Millipore Corp.                                     30,350
     1,700     @     Sanmina-SCI Corp.                                   33,830
     1,500     @     Waters Corp.                                        58,125
                                                                   ------------
                                                                        211,103
                                                                   ------------
                     Entertainment: 1.83%
     1,200     @     International Game Technology                       81,960
                                                                   ------------
                                                                         81,960
                                                                   ------------
                     Forest Products & Paper: 0.69%
     1,000           Mead Corp.                                          30,890
                                                                   ------------
                                                                         30,890
                                                                   ------------
                     Home Builders: 2.58%
     1,000           Centex Corp.                                        57,090
     1,800           DR Horton, Inc.                                     58,428
                                                                   ------------
                                                                        115,518
                                                                   ------------
                     Home Furnishings: 0.69%
       900     @     Polycom, Inc.                                       30,960
                                                                   ------------
                                                                         30,960
                                                                   ------------
                     Insurance: 3.77%
     1,800    @@     ACE Ltd.                                            72,270
       600           Gallagher, Arthur J. & Co.                          20,694
     1,800     @     Principal Financial Group                           43,200
     1,400   @,@@    Willis Group Holdings Ltd.                          32,970
                                                                   ------------
                                                                        169,134
                                                                   ------------
                     Internet: 3.94%
       800   @,@@    Check Point Software Technologies                   31,912
     5,400     @     i2 Technologies, Inc.                               42,660
     1,700     @     Network Associates, Inc.                            43,945
     3,500     @     Riverstone Networks, Inc.                           58,100
                                                                   ------------
                                                                        176,617
                                                                   ------------
                     Iron/Steel: 2.01%
     1,700           Nucor Corp.                                         90,032
                                                                   ------------
                                                                         90,032
                                                                   ------------
                     Lodging: 0.73%
     1,100           Starwood Hotels & Resorts Worldwide, Inc.           32,835
                                                                   ------------
                                                                         32,835
                                                                   ------------
                     Miscellaneous Manufacturing: 0.50%
       300           Eaton Corp.                                         22,323
                                                                   ------------
                                                                         22,323
                                                                   ------------
                     Oil & Gas: 7.19%
       970           Apache Corp.                                        48,384
     3,600           Ensco Intl., Inc.                                   89,460
     3,100           GlobalSantaFe Corp.                                 88,412
     2,800     @     Nabors Industries, Inc.                             96,124
                                                                   ------------
                                                                        322,380
                                                                   ------------
                     Oil & Gas Services: 6.24%
     1,400     @     BJ Services Co.                                     45,430
     1,100     @     Cooper Cameron Corp.                                44,396
     1,800     @     Smith Intl., Inc.                                   96,516
     2,500     @     Weatherford Intl., Inc.                             93,150
                                                                   ------------
                                                                        279,492
                                                                   ------------
                     Packaging & Containers: 1.47%
     3,700     @     Pactiv Corp.                                        65,675
                                                                   ------------
                                                                         65,675
                                                                   ------------
                     Pharmaceuticals: 5.46%
     1,800     @     Abgenix, Inc.                                       60,552
     1,300   @,@@    Biovail Corp.                                       73,125
       300     @     Gilead Sciences, Inc.                               19,716
     1,600     @     Sepracor, Inc.                                      91,296
                                                                   ------------
                                                                        244,689
                                                                   ------------
                     Retail: 14.04%
       100     @     Autozone, Inc.                                       7,180
       800     @     Best Buy Co., Inc.                                  59,584
     3,500           Circuit City Stores, Inc.                           90,825
     2,800           Darden Restaurants, Inc.                            99,120
     4,200     @     Office Depot, Inc.                                  77,868
     1,300           Ross Stores, Inc.                                   41,704
     4,200     @     Staples, Inc.                                       78,540
     1,000           Tiffany & Co.                                       31,470
       900     @     Tricon Global Restaurants, Inc.                     44,280
     2,300     @     Williams-Sonoma, Inc.                               98,670
                                                                   ------------
                                                                        629,241
                                                                   ------------
                     Semiconductors: 14.09%
     2,000     @     Agere Systems, Inc.                                 11,380
     5,200   @,@@    ARM Holdings PLC                                    81,068
     6,800   @,@@    ATI Technologies, Inc.                              86,360
     3,800     @     Fairchild Semiconductor Intl., Inc.                107,160
     1,400     @     Intersil Corp.                                      45,150
     2,200   @,@@    Marvell Technology Group Ltd.                       78,804
     1,400     @     Microchip Technology, Inc.                          54,236
       300     @     Novellus Systems, Inc.                              11,835
     1,200     @     Nvidia Corp.                                        80,280
     2,100     @     Semtech Corp.                                       74,949
                                                                   ------------
                                                                        631,222
                                                                   ------------
                     Software: 7.25%
     1,700   @,@@    Business Objects SA                                 57,460
     1,700     @     Electronic Arts, Inc.                              101,915
     2,600     @     Mercury Interactive Corp.                           88,348
       800     @     Peoplesoft, Inc.                                    32,160
     2,300     @     Rational Software Corp.                             44,850
                                                                   ------------
                                                                        324,733
                                                                   ------------
                     Telecommunications: 4.82%
     2,600     @     Avaya, Inc.                                         31,590
     2,000     @     Emulex Corp.                                        79,020
       600     @     RF Micro Devices, Inc.                              11,538
     3,300     @     UTStarcom, Inc.                                     94,050
                                                                   ------------
                                                                        216,198
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
MidCap
Opportunities
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     Transportation: 3.81%
     1,600           Expeditors Intl. Washington, Inc.             $     91,120
     3,700    @      Swift Transportation Co., Inc.                      79,587
                                                                   ------------
                                                                        170,707
                                                                   ------------
                     Total Common Stock (Cost $3,977,389)             4,442,503
                                                                   ------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 6.56%
                     Repurchase Agreement: 6.56%
$  294,000           State Street Repurchase Agreement, 1.500%
                       due 01/02/02, (Collateralized by $275,000
                       U.S. Treasury Notes, 6.500%, Due 10/15/06,
                       Market Value $301,813)                      $    294,000
                                                                   ------------
                     Total Short-Term Investments (Cost $294,000)       294,000
                                                                   ------------
                     Total Investments in Securities
                       (Cost $4,271,389)*               105.70%    $  4,736,503
                     Other Assets and Liabilities-Net    -5.70%        (255,547)
                                                        ------     ------------
                     Net Assets                         100.00%    $  4,480,956
                                                        ======     ============

* Cost for federal income tax purposes is $4,347,576. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                 $    432,524
                     Gross Unrealized Depreciation                      (43,597)
                                                                   ------------
                     Net Unrealized Appreciation                   $    388,927
                                                                   ============

@    Non-income producing security
@@   Foreign Issuer

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Growth +
Value Portfolio
                PORTFOLIO OF INVESTMENTS as of December 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 92.39%
                     Aerospace/Defense: 1.97%
    25,350     @     Alliant Techsystems, Inc.                     $  1,957,020
                                                                   ------------
                                                                      1,957,020
                                                                   ------------
                     Chemicals: 1.23%
    34,300           Cabot Corp.                                      1,224,510
                                                                   ------------
                                                                      1,224,510
                                                                   ------------
                     Commercial Services: 11.46%
   182,000     @     Concord EFS, Inc.                                5,965,960
    49,700           Equifax, Inc.                                    1,200,255
    94,600           H & R Block, Inc.                                4,228,620
                                                                   ------------
                                                                     11,394,835
                                                                   ------------
                     Computers: 9.22%
    31,000     @     Affiliated Computer Services, Inc.               3,290,030
    61,700           Diebold, Inc.                                    2,495,148
    48,900     @     Pec Solutions, Inc.                              1,839,129
    74,700     @     Storage Technology Corp.                         1,544,049
                                                                   ------------
                                                                      9,168,356
                                                                   ------------
                     Electronics: 2.14%
    26,400           Johnson Controls, Inc.                           2,131,800
                                                                   ------------
                                                                      2,131,800
                                                                   ------------
                     Entertainment: 1.53%
    33,700     @     Gtech Holdings Corp.                             1,526,273
                                                                   ------------
                                                                      1,526,273
                                                                   ------------
                     Food: 2.40%
    54,800     @     Whole Foods Market, Inc.                         2,387,088
                                                                   ------------
                                                                      2,387,088
                                                                   ------------
                     Forest Products & Paper: 1.28%
    44,799           Plum Creek Timber Co., Inc.                      1,270,052
                                                                   ------------
                                                                      1,270,052
                                                                   ------------
                     Healthcare-Products: 7.11%
    88,600     @     Boston Scientific Corp.                          2,137,032
    82,000     @     Cytyc Corp.                                      2,140,200
    36,000     @     St. Jude Medical, Inc.                           2,795,400
                                                                   ------------
                                                                      7,072,632
                                                                   ------------
                     Healthcare-Services: 1.65%
    51,100     @     Renal Care Group, Inc.                           1,640,310
                                                                   ------------
                                                                      1,640,310
                                                                   ------------
                     Home Builders: 2.84%
    49,400           Centex Corp.                                     2,820,246
                                                                   ------------
                                                                      2,820,246
                                                                   ------------
                     Home Furnishings: 2.18%
    29,500           Whirlpool Corp.                                  2,163,235
                                                                   ------------
                                                                      2,163,235
                                                                   ------------
                     Internet: 5.16%
    93,000     @     Mcafee.com, Inc.                                 3,153,630
    29,800     @     Symantec Corp.                                   1,976,634
                                                                   ------------
                                                                      5,130,264
                                                                   ------------
                     Miscellaneous Manufacturing: 2.07%
    40,700           ITT Industries, Inc.                             2,055,350
                                                                   ------------
                                                                      2,055,350
                                                                   ------------
                     Packaging & Containers: 4.45%
    22,400           Ball Corp.                                       1,583,680
    23,000           Bemis Co.                                        1,131,140
    41,900     @     Sealed Air Corp.                                 1,710,358
                                                                   ------------
                                                                      4,425,178
                                                                   ------------
                     Pharmaceuticals: 3.21%
    35,700     @     Pharmaceutical Resources, Inc.                   1,206,660
    56,400     @     Priority Healthcare Corp.                        1,984,716
                                                                   ------------
                                                                      3,191,376
                                                                   ------------
                     Retail: 14.68%
    47,300     @     Autozone, Inc.                                   3,396,140
    76,600           CBRL Group, Inc.                                 2,255,104
    83,000     @     Copart, Inc.                                     3,018,710
    40,600           Regis Corp.                                      1,046,668
    61,600           Ross Stores, Inc.                                1,976,127
    73,000           TJX Cos., Inc.                                   2,909,780
                                                                   ------------
                                                                     14,602,529
                                                                   ------------
                     Semiconductors: 9.88%
    78,800     @     ESS Technology                                   1,675,288
    28,800   @,@@    Genesis Microchip, Inc.                          1,904,256
    93,400     @     Nvidia Corp.                                     6,248,460
                                                                   ------------
                                                                      9,828,004
                                                                   ------------
                     Software: 4.17%
    72,150     @     Activision, Inc.                                 1,876,622
    46,900     @     THQ, Inc.                                        2,273,243
                                                                   ------------
                                                                      4,149,865
                                                                   ------------
                     Textiles: 1.96%
    35,600     @     Mohawk Industries, Inc.                          1,953,728
                                                                   ------------
                                                                      1,953,728
                                                                   ------------
                     Toys/Games/Hobbies: 1.80%
   103,800           Mattel, Inc.                                     1,785,360
                                                                   ------------
                                                                      1,785,360
                                                                   ------------
                     Total Common Stock (Cost $79,705,983)           91,878,011
                                                                   ------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 8.60%
                     Repurchase Agreement: 8.60%
$8,557,000           State Street Repurchase Agreement, 1.500%,
                       due 01/02/02, (Collateralized by
                       $6,965,000 U.S. Treasury Bonds, 7.625%,
                       Due 02/15/25, Market Value $8,732,369)      $  8,557,000
                                                                   ------------
                     Total Short-Term Investments
                       (Cost $8,557,000)                              8,557,000
                                                                   ------------
                     Total Investments in Securities
                       (Cost $88,262,983)*              100.99%    $100,435,011
                     Other Assets and Liabilities-Net    -0.99%        (982,103)
                                                        ------     ------------
                     Net Assets                         100.00%    $ 99,452,908
                                                        ======     ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                 $ 13,695,518
                     Gross Unrealized Depreciation                   (1,523,490)
                                                                   ------------
                     Net Unrealized Appreciation                   $ 12,172,028
                                                                   ============

@    Non-income producing security
@@   Foreign Issuer

                 See Accompanying Notes to Financial Statements

Pilgrim VP
SmallCap
Opportunities
Portfolio
                PORTFOLIO OF INVESTMENTS as of December 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 94.88%
                     Advertising: 0.51%
    26,500     @     Getty Images, Inc.                            $    608,970
                                                                   ------------
                                                                        608,970
                                                                   ------------
                     Apparel: 2.40%
    42,637     @     Coach, Inc.                                      1,661,990
   100,100     @     Gymboree Corp.                                   1,194,193
                                                                   ------------
                                                                      2,856,183
                                                                   ------------
                     Auto Parts & Equipment: 0.35%
    26,000     @     Aftermarket Technology Corp.                       421,200
                                                                   ------------
                                                                        421,200
                                                                   ------------
                     Biotechnology: 3.39%
    35,500     @     Arqule, Inc.                                       603,500
                                                                   ------------
    39,400     @     Immunomedics, Inc.                                 798,244
                                                                   ------------
    28,000     @     InterMune, Inc.                                  1,379,280
    27,100     @     Maxygen                                            476,147
    18,200     @     Transkaryotic Therapies, Inc.                      778,960
                                                                   ------------
                                                                      4,036,131
                                                                   ------------
                     Chemicals: 0.98%
    14,700     @     Cabot Microelectronics Corp.                     1,164,975
                                                                   ------------
                                                                      1,164,975
                                                                   ------------
                     Commercial Services: 2.31%
    46,200     @     AMN Healthcare Services, Inc.                    1,265,880
    44,000     @     Cross Country, Inc.                              1,166,000
    20,300     @     First Consulting Group, Inc.                       314,650
                                                                   ------------
                                                                      2,746,530
                                                                   ------------
                     Computers: 7.24%
    21,500     @     CACI Intl., Inc.                                   848,928
    27,600     @     Cognizant Technology Solutions Corp.             1,131,048
    52,600     @     Concurrent Computer Corp.                          781,110
    48,700     @     Magma Design Automation, Inc.                    1,474,636
    22,600     @     Nassda Corp.                                       508,274
    50,500     @     Netscout Systems, Inc.                             399,455
    37,300     @     Netscreen Technologies, Inc.                       825,449
    41,700     @     Numerical Technologies, Inc.                     1,467,840
    16,400     @     Pec Solutions, Inc.                                616,804
    26,100     @     Tier Technologies, Inc.                            562,716
                                                                   ------------
                                                                      8,616,260
                                                                   ------------
                     Electrical Components & Equipment: 1.03%
    34,000     @     Wilson Greatbatch Technologies, Inc.             1,227,400
                                                                   ------------
                                                                      1,227,400
                                                                   ------------
                     Electronics: 1.13%
    29,500     @     Photon Dynamics, Inc.                            1,346,675
                                                                   ------------
                                                                      1,346,675
                                                                   ------------
                     Environmental Control: 0.73%
    14,300     @     Stericycle, Inc.                                   870,584
                                                                   ------------
                                                                        870,584
                                                                   ------------
                     Healthcare-Products: 2.46%
    37,400     @     Advanced Neuromodulation Systems, Inc.           1,318,350
    11,300     @     Cyberonics                                         299,789
     9,477     @     Kensey Nash Corp.                                  170,586
     7,600     @     Ocular Sciences, Inc.                              177,080
    39,000     @     Therasense, Inc.                                   967,200
                                                                   ------------
                                                                      2,933,005
                                                                   ------------
                     Healthcare-Services: 4.05%
    54,100     @     AMERIGROUP Corp.                                 1,179,380
    20,600     @     Dianon Systems, Inc.                             1,252,480
    23,500     @     Matria Healthcare, Inc.                            813,805
    59,100     @     Odyssey HealthCare, Inc.                         1,533,054
     2,200     @     Option Care, Inc.                                   43,010
                                                                   ------------
                                                                      4,821,729
                                                                   ------------
                     Home Builders: 2.69%
    35,800           KB Home                                          1,435,580
    12,400           Ryland Group, Inc.                                 907,680
    19,600     @     Toll Brothers, Inc.                                860,440
                                                                   ------------
                                                                      3,203,700
                                                                   ------------
                     Home Furnishings: 1.68%
    35,200     @     Furniture Brands Intl., Inc.                     1,127,104
    25,300     @     Polycom, Inc.                                      870,320
                                                                   ------------
                                                                      1,997,424
                                                                   ------------
                     Internet: 8.83%
    80,800     @     Alloy, Inc.                                      1,739,624
    39,500     @     Digital Insight Corp.                              883,220
    76,500     @     Digital River, Inc.                              1,217,880
    49,500     @     DoubleClick, Inc.                                  561,330
    33,100     @     F5 Networks, Inc.                                  712,974
    22,400     @     Internet Security Systems                          718,144
    88,900     @     Riverstone Networks, Inc.                        1,475,740
    83,800     @     S1 Corp.                                         1,355,884
    44,900     @     Verity, Inc.                                       909,225
    29,000     @     Websense, Inc.                                     930,030
                                                                   ------------
                                                                     10,504,051
                                                                   ------------
                     Leisure Time: 1.28%
    27,100     @     Direct Focus, Inc.                                 845,520
    23,700     @     Travelocity.com                                    680,427
                                                                   ------------
                                                                      1,525,947
                                                                   ------------
                     Lodging: 1.27%
    63,200    @@     Fairmont Hotels & Resorts, Inc.                  1,510,480
                                                                   ------------
                                                                      1,510,480
                                                                   ------------
                     Machinery-Diversified: 2.14%
    90,400           Agco Corp.                                       1,426,512
    27,500     @     Brooks Automation, Inc.                          1,118,425
                                                                   ------------
                                                                      2,544,937
                                                                   ------------
                     Media: 0.75%
    55,500     @     Cumulus Media, Inc.                                897,990
                                                                   ------------
                                                                        897,990
                                                                   ------------
                     Miscellaneous Manufacturing: 1.07%
    40,700     @     Applied Films Corp.                              1,271,875
                                                                   ------------
                                                                      1,271,875
                                                                   ------------
                     Oil & Gas: 0.98%
    49,800     @     Patterson-UTI Energy, Inc.                       1,160,838
                                                                   ------------
                                                                      1,160,838
                                                                   ------------
                     Oil & Gas Services: 2.36%
    25,800     @     Cooper Cameron Corp.                             1,041,288
    32,900     @     Smith Intl., Inc.                                1,764,098
                                                                   ------------
                                                                      2,805,386
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
SmallCap
Opportunities
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
                     Pharmaceuticals: 6.87%
    55,500     @     American Pharmaceutical Partners, Inc.        $  1,154,400
    42,700     @     BioMarin Pharmaceuticals, Inc.                     573,888
    20,900     @     CV Therapeutics, Inc.                            1,087,218
    18,200     @     Emisphere Technologies, Inc.                       580,762
    28,600     @     ISIS Pharmaceuticals, Inc.                         634,634
    64,200     @     Ligand Pharmaceuticals, Inc.                     1,149,180
    21,700     @     Neopharm, Inc.                                     543,585
    31,500     @     Neurocrine Biosciences, Inc.                     1,616,265
    21,900     @     NPS Pharmaceuticals, Inc.                          838,770
                                                                   ------------
                                                                      8,178,702
                                                                   ------------
                     Retail: 13.71%
     6,300     @     Advance Auto Parts                                 313,425
    43,600     @     AnnTaylor Stores Corp.                           1,526,000
    41,100     @     The Cheesecake Factory                           1,429,047
     6,800     @     Christopher & Banks Corp.                          232,900
    38,200     @     Circuit City Stores, Inc.                          868,668
    24,500     @     Copart, Inc.                                       891,065
    24,500           Fred's, Inc.                                     1,003,520
    21,400     @     Krispy Kreme Doughnuts, Inc.                       945,880
    36,000     @     Michaels Stores, Inc.                            1,186,200
    15,400     @     O'Reilly Automotive, Inc.                          561,638
    60,100     @     Petsmart, Inc.                                     591,384
    31,200     @     PF Chang's China Bistro, Inc.                    1,475,760
    65,700           Pier 1 Imports, Inc.                             1,139,238
    42,100     @     Tweeter Home Entertainment Group, Inc.           1,220,900
    57,100     @     Urban Outfitters, Inc.                           1,377,252
    36,200     @     Williams-Sonoma, Inc.                            1,552,980
                                                                   ------------
                                                                     16,315,857
                                                                   ------------
                     Semiconductors: 10.49%
    52,700     @     ESS Technology                                   1,120,402
    25,100   @,@@    Genesis Microchip, Inc.                          1,659,612
    55,900     @     Kulicke & Soffa Industries, Inc.                   958,685
    43,900     @     Logicvision, Inc.                                  559,725
    33,000     @     LTX Corp.                                          691,020
    61,800     @     Monolithic System Technology, Inc.               1,273,080
    67,900   @,@@    O2Micro Intl. Ltd.                               1,632,995
   116,200     @     Oak Technology, Inc.                             1,597,750
    38,600     @     Photronics, Inc.                                 1,210,110
    16,900     @     Rudolph Technologies, Inc.                         580,008
    35,500     @     Silicon Laboratories, Inc.                       1,196,705
                                                                   ------------
                                                                     12,480,092
                                                                   ------------
                     Software: 10.55%
    41,800     @     Activision, Inc.                                 1,087,218
     5,700     @     Advent Software, Inc.                              284,715
    82,700     @     Borland Software Corp.                           1,295,082
    45,300     @     Concord Communications, Inc.                       935,445
    76,600     @     HPL Technologies, Inc.                           1,367,310
    73,900     @     JD Edwards & Co.                                 1,215,655
    38,000     @     JDA Software Group, Inc.                           849,300
    69,100     @     Manugistics Group, Inc.                          1,456,628
    37,300     @     Midway Games, Inc.                                 559,873
    43,300     @     PDF Solutions, Inc.                                909,300
    23,300   @,@@    Precise Software Solutions Ltd.                    481,378
    33,800     @     Seachange Intl., Inc.                            1,153,256
    19,700     @     THQ, Inc.                                          954,859
                                                                   ------------
                                                                     12,550,019
                                                                   ------------
                     Telecommunications: 2.48%
    47,000     @     Aeroflex, Inc.                                     889,710
    61,600     @     Computer Network Technology Corp.                1,095,864
    80,500     @     Harmonic, Inc.                                     967,610
                                                                   ------------
                                                                      2,953,184
                                                                   ------------
                     Transportation: 1.15%
     8,700     @     Forward Air Corp.                                  295,104
    50,200     @     Swift Transportation Co., Inc.                   1,079,802
                                                                   ------------
                                                                      1,374,906
                                                                   ------------
                     Total Common Stock (Cost $99,759,529)          112,925,030
                                                                   ------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 6.03%
                     Repurchase Agreement: 6.03%
$7,177,000           State Street Repurchase Agreement, 1.500%
                       due 01/02/02, (Collateralized by $6,330,000
                       U.S. Treasury Bonds, 6.875%, Due 08/15/25,
                       Market Value $7,324,994)                    $  7,177,000
                                                                   ------------
                     Total Short-Term Investments
                       (Cost $7,177,000)                              7,177,000
                                                                   ------------
                     Total Investments in Securities
                       (Cost $106,936,529)*             100.91%    $120,102,030
                     Other Assets and Liabilities-Net    -0.91%      (1,085,798)
                                                        ------     ------------
                     Net Assets                         100.00%    $119,016,232
                                                        ======     ============

* Cost for federal income tax purposes is $108,006,630. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                 $ 13,785,600
                     Gross Unrealized Depreciation                   (1,690,200)
                                                                   ------------
                     Net Unrealized Appreciation                   $ 12,095,400
                                                                   ============

@    No n-income producing security
@@   Foreign Issuer

                 See Accompanying Notes to Financial Statements

Pilgrim VP
International
Value
Portfolio
                PORTFOLIO OF INVESTMENTS as of December 31, 2001
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 84.77%
                     BRAZIL: 1.41%
    63,800           Centrais Eletricas Brasileiras SA ADR         $    459,756
     1,090           Centrais Geradoras do Sul do Brasil SA ADR           9,412
                                                                   ------------
                     Total Brazil                                       469,168
                                                                   ------------
                     CHINA: 0.64%
 1,202,000           PetroChina Co. Ltd.                                211,181
                                                                   ------------
                     Total China                                        211,181
                                                                   ------------
                     FRANCE: 7.60%
    41,700           Alcatel SA                                         688,711
    17,400           Alstom                                             193,420
     3,500     @     Cereol                                              88,622
    38,600           European Aeronautic Defense and Space Co.          468,589
    19,500           Michelin                                           643,003
     3,500     @     Provimi SA                                          66,412
     2,644           TotalFinaElf SA                                    377,447
                                                                   ------------
                     Total France                                     2,526,204
                                                                   ------------
                     GERMANY: 5.22%
    10,500           BASF AG                                            405,730
    15,426           Bayerische Hypo-und Vereinsbank AG                 468,850
    25,600           Deutsche Telekom                                   442,010
     8,000           E.ON AG                                            415,808
                                                                   ------------
                     Total Germany                                    1,732,398
                                                                   ------------
                     HONG KONG: 0.60%
    32,946           First Pacific Co.                                    4,056
    36,000           Swire Pacific Ltd.                                 196,210
                                                                   ------------
                     Total Hong Kong                                    200,266
                                                                   ------------
                     IRELAND: 2.11%
    23,046           Allied Irish Banks PLC                             266,642
    46,000           Bank of Ireland                                    435,192
                                                                   ------------
                     Total Ireland                                      701,834
                                                                   ------------
                     ITALY: 1.88%
    32,350           ENI-Ente Nazionale Idrocarburi S.p.A               405,384
    25,700           Telecom Italia S.p.A                               219,581
                                                                   ------------
                     Total Italy                                        624,965
                                                                   ------------
                     JAPAN: 16.20%
     7,000           Daiichi Pharmaceutical Co. Ltd.                    136,249
    46,000           Daiwa House Industry Co. Ltd.                      262,637
    40,000           Hitachi Ltd.                                       293,107
        89           Japan Tobacco, Inc.                                560,453
   120,000           Komatsu Ltd.                                       429,586
    60,000           Matsushita Electric Industrial Co. Ltd.            770,781
   147,000           Mitsubishi Heavy Industries Ltd.                   392,718
        81           Mitsubishi Tokyo Financial Group, Inc.             543,462
   122,000           Nippon Mitsubishi Oil Corp.                        465,613
     7,900           Nippon Telegraph & Telephone Corp. ADR             127,980
        92           Nippon Telegraph & Telephone Corp.                 299,855
     9,000           Ono Pharmaceutical Co. Ltd.                        270,666
   102,000           Sumitomo Mitsui Banking Corp.                      432,104
     8,400           TDK Corp.                                          396,245
                                                                   ------------
                     Total Japan                                      5,381,456
                                                                   ------------
                     MEXICO: 4.06%
    18,500           America Movil SA de C.V. ADR                       360,380
    28,200           Telefonos de Mexico SA ADR                         987,564
                                                                   ------------
                     Total Mexico                                     1,347,944
                                                                   ------------
                     NETHERLANDS: 1.50%
    12,200           ABN Amro Holding NV                                196,421
     6,800           Akzo Nobel NV                                      303,508
                                                                   ------------
                     Total Netherlands                                  499,929
                                                                   ------------
                     NEW ZEALAND: 1.04%
   165,700           Telecom Corp. of New Zealand Ltd.                  344,905
                                                                   ------------
                     Total New Zealand                                  344,905
                                                                   ------------
                     PORTUGAL: 1.29%
    55,208     @     Portugal Telecom SGPS SA                           429,932
                                                                   ------------
                     Total Portugal                                     429,932
                                                                   ------------
                     SINGAPORE: 5.21%
    96,000    @,#    DBS Group Holdings Ltd. ADR                        717,465
    19,615           DBS Group Holdings Ltd.                            146,595
    73,455           Jardine Matheson Holdings Ltd.                     433,385
    73,000           Oversea-Chinese Banking Corp.                      434,877
                                                                   ------------
                     Total Singapore                                  1,732,322
                                                                   ------------
                     SOUTH AFRICA: 2.07%
   100,900           South African Breweries PLC                        686,525
                     Total South Africa                                 686,525
                                                                   ------------
                     SOUTH KOREA: 4.48%
    52,600           Korea Electric Power Corp. ADR                     481,290
    22,000           Korea Telecom ADR                                  447,260
    24,300           Pohang Iron & Steel Co. ADR                        558,900
                                                                   ------------
                     Total South Korea                                1,487,450
                                                                   ------------
                     SPAIN: 6.89%
    23,500           Altadis SA                                         399,477
    68,933           Banco Bilbao Vizcaya Argentaria SA                 852,770
    25,000           Repsol YPF SA                                      364,455
       457     @     Telefonica SA ADR                                   18,317
    48,876     @     Telefonica SA                                      653,800
                                                                   ------------
                     Total Spain                                      2,288,819
                                                                   ------------
                     SWITZERLAND: 3.22%
       920           Swisscom AG                                        254,970
     3,468           Zurich Financial Services AG                       813,825
                                                                   ------------
                     Total Switzerland                                1,068,795
                                                                   ------------
                     UNITED KINGDOM: 19.06%
   185,100           BAE Systems PLC                                    832,888
    60,400           British American Tobacco PLC                       511,508
    82,160           BT Group PLC                                       302,204
   517,500     @     Corus Group PLC                                    541,705
    56,991           Diageo PLC                                         650,422
    96,400     @     Friends Provident PLC                              280,302
    34,000           HSBC Holdings PLC                                  400,051
   105,600           Imperial Chemical Industries PLC                   581,866
   127,500           Innogy Holdings PLC                                355,902
   288,000           Invensys PLC                                       499,310
   115,200           Marks & Spencer PLC                                604,616
    82,160     @     mmO2 PLC                                           103,323
    81,400           Unilever PLC                                       667,457
                                                                   ------------
                     Total United Kingdom                             6,331,554
                                                                   ------------
                     VENEZUELA: 0.29%
     6,887           Compania Anonima Nacional Telefonos de
                       Venezuela ADR                                     96,762
                                                                   ------------
                     Total Venezuela                                     96,762
                                                                   ------------
                     Total Common Stock (Cost $30,342,080)           28,162,409
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
International
Value
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 4.62%
                     BRAZIL: 4.62%
     9,048           Banco Bradesco SA ADR                         $    232,533
       204           Brasil Telecom Participacoes SA ADR                  8,461
    19,700           Cia Vale do Rio Doce ADR                           465,117
    15,600           Petroleo Brasileiro SA - Petrobras ADR             346,788
       102           Tele Celular Sul Participacoes SA ADR                1,668
       340           Tele Centro Oeste Celular Participacoes SA ADR       2,380
        20     @     Tele Leste Celular Participacoes SA ADR                409
        51           Tele Nordeste Celular Participacoes SA ADR           1,438
        20           Tele Norte Celular Participacoes SA ADR                457
    25,839           Tele Norte Leste Participacoes SA ADR              403,864
        51           Telemig Celular Participacoes SA ADR                 1,919
     7,408           Telesp Celular Participacoes SA ADR                 68,598
                                                                   ------------
                     Total Brazil                                     1,533,632
                                                                   ------------
                     Total Preferred Stock (Cost $1,495,646)          1,533,632
                                                                   ------------
                     Total Long-Term Investments
                       (Cost $31,837,726)                            29,696,041
                                                                   ------------
                     Total Investments in Securities
                       (Cost $31,837,726)*               89.39%    $ 29,696,041
                     Other Assets and Liabilities-Net    10.61%       3,526,661
                                                        ------     ------------
                     Net Assets                         100.00%    $ 33,222,702
                                                        ======     ============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
ADR  American Depository Receipt
* Cost for federal income tax purposes is $32,081,501. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                 $  2,257,983
                     Gross Unrealized Depreciation                   (4,643,443)
                                                                   ------------
                     Net Unrealized Depreciation                   $ (2,385,460)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim VP
International
Value
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                            Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                       3.92%
Agriculture                                                             4.90%
Auto Parts & Equipment                                                  1.94%
Banks                                                                  15.43%
Beverages                                                               4.02%
Chemicals                                                               3.89%
Computers                                                               1.19%
Electric                                                                5.18%
Electrical Components & Equipment                                       0.88%
Food                                                                    2.01%
Holding Companies-Diversified                                           1.91%
Home Builders                                                           0.79%
Home Furnishings                                                        2.32%
Insurance                                                               3.29%
Iron/Steel                                                              3.31%
Machinery-Construction & Mining                                         1.29%
Machinery-Diversified                                                   0.58%
Mining                                                                  1.40%
Miscellaneous Manufacturing                                             2.69%
Oil & Gas                                                               6.54%
Pharmaceuticals                                                         1.23%
Retail                                                                  1.82%
Telecommunications                                                     18.86%
Other Assets and Liabilities, Net                                      10.61%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim VP
High Yield
Bond
Portfolio
                PORTFOLIO OF INVESTMENTS as of December 31, 2001
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 98.59%
                     Aerospace/Defense: 0.90%
$100,000             Sequa Corp., 8.875%, due 04/01/08             $     94,000
                                                                   ------------
                                                                         94,000
                                                                   ------------
                     Agriculture: 0.99%
  100,000      #     DIMON, Inc., 9.625%, due 10/15/11                  104,000
                                                                   ------------
                                                                        104,000
                                                                   ------------
                     Airlines: 1.60%
  200,000            Atlas Air, Inc., 9.375%, due 11/15/06              167,000
                                                                   ------------
                                                                        167,000
                                                                   ------------
                     Auto Parts & Equipment: 2.75%
  100,000            American Axle & Manufacturing, Inc., 9.750%,
                       due 03/01/09                                     103,750
  100,000            Collins & Aikman Products, 11.500%,
                       due 04/15/06                                      98,000
   85,000            Lear Corp., 8.110%, due 05/15/09                    86,109
                                                                   ------------
                                                                        287,859
                                                                   ------------
                     Building Materials: 1.94%
  100,000      X     Dayton Superior Corp., 13.000%, due 06/15/09       102,250
  100,000            Nortek, Inc., 8.875%, due 08/01/08                 100,750
                                                                   ------------
                                                                        203,000
                                                                   ------------
                     Chemicals: 2.01%
  100,000            Applied Extrusion Technologies, Inc., 10.750%,
                       due 07/01/11                                     107,000
  100,000            MacDermid, Inc., 9.125%, due 07/15/11              103,000
                                                                   ------------
                                                                        210,000
                                                                   ------------
                     Commercial Services: 5.74%
$100,000             Mail-Well, Inc., 8.750%, due 12/15/08               78,500
  200,000            Neff Corp., 10.250%, due 06/01/08                  119,000
  100,000            Quebecor Media, Inc., 11.125%, due 07/15/11        107,250
   50,000            United Rentals, Inc., 8.800%, due 08/15/08          49,000
  100,000            United Rentals, Inc., 9.000%, due 04/01/09          98,000
  150,000            United Rentals, Inc., 9.250%, due 01/15/09         149,250
                                                                   ------------
                                                                        601,000
                                                                   ------------
                     Cosmetics/Personal Care: 0.92%
  100,000            Elizabeth Arden, Inc., 10.375%, due 05/15/07        96,000
                                                                   ------------
                                                                         96,000
                                                                   ------------
                     Diversified Financial Services: 1.62%
  100,000            Madison River Capital LLC / Madison River
                       Finance Corp. 13.250%, due 03/01/10               72,500
  100,000      #     Meditrust Exercisable Put Options Securities
                       Trust, 7.114%, due 08/15/04                       96,750
                                                                   ------------
                                                                        169,250
                                                                   ------------
                     Electric: 6.39%
  200,000            AES Corp., 8.500%, due 11/01/07                    163,000
  200,000            Calpine Corp., 8.625%, due 08/15/10                181,948
  100,000            CMS Energy Corp., 9.875%, due 10/15/07             106,219
  200,000            TNP Enterprises, Inc., 10.250%, due 04/01/10       217,000
                                                                   ------------
                                                                        668,167
                                                                   ------------
                     Electronics: 1.79%
   80,000            Flextronics Intl. Ltd., 8.750%, due 10/15/07        82,000
  100,000            Flextronics Intl. Ltd., 9.875%, due 07/01/10       105,500
                                                                   ------------
                                                                        187,500
                                                                   ------------
                     Environmental Control: 2.47%
$250,000             Allied Waste North America, 10.000%,
                       due 08/01/09                                     258,750
                                                                   ------------
                                                                        258,750
                                                                   ------------
                     Food: 0.92%
  100,000            Fleming Cos., Inc., 10.625%, due 07/31/07           96,000
                                                                   ------------
                                                                         96,000
                                                                   ------------
                     Forest Products & Paper: 3.27%
   50,000      #     Appleton Papers, Inc., 12.250%, due 12/15/08        48,250
  200,000            Buckeye Technologies, Inc., 9.250%,
                       due 09/15/08                                     198,000
  100,000            Paperboard Industries Intl., 8.375%,
                       due 09/15/07                                      95,500
                                                                   ------------
                                                                        341,750
                                                                   ------------
                     Holding Companies-Diversified: 2.71%
  100,000            Kansas City Southern Railway, 9.500%,
                       due 10/01/08                                     109,500
  170,000            Penhall Intl., Inc., 12.000%, due 08/01/06         174,250
                                                                   ------------
                                                                        283,750
                                                                   ------------
                     Home Builders: 4.87%
  100,000            KB Home, 8.625%, due 12/15/08                      101,000
   50,000            Lennar Corp., 7.625%, due 03/01/09                  50,250
   50,000            Lennar Corp., 9.950%, due 05/01/10                  55,375
  100,000            Ryland Group, Inc., 9.125%, due 06/15/11           104,000
  200,000            Toll Corp., 8.125%, due 02/01/09                   199,000
                                                                   ------------
                                                                        509,625
                                                                   ------------
                     Home Furnishings: 0.70%
  100,000            Fedders North America, Inc., 9.375%,
                       due 08/15/07                                      73,750
                                                                   ------------
                                                                         73,750
                                                                   ------------
                     Household Products/Wares: 0.99%
  100,000      #     American Greetings, 11.750%, due 07/15/08          103,500
                                                                   ------------
                                                                        103,500
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
High Yield
Bond
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     Iron/Steel: 1.27%
$   80,000           AK Steel Corp., 9.125%, due 12/15/06          $     82,200
    50,000           Armco, Inc., 9.000%, due 09/15/07                   50,750
                                                                   ------------
                                                                        132,950
                                                                   ------------
                     Lodging: 8.58%
    25,000           Coast Hotels & Casinos, Inc., 9.500%,
                       due 04/01/09                                      25,750
   200,000           Mandalay Resort Group, 9.250%, due 12/01/05        202,000
   100,000           MGM Mirage, 9.750%, due 06/01/07                   105,250
   250,000           Park Place Entertainment Corp., 8.875%,
                       due 09/15/08                                     255,313
   100,000           Prime Hospitality Corp., 9.750%, due 04/01/07      101,250
   150,000           Station Casinos, Inc., 9.875%, due 07/01/10        153,187
    55,000           Venetian Casino Resort LLC, 12.250%,
                       due 11/15/04                                      55,275
                                                                   ------------
                                                                        898,025
                                                                   ------------
                     Machinery-Construction & Mining: 2.84%
   300,000           Terex Corp., 8.875%, due 04/01/08                  297,000
                                                                   ------------
                                                                        297,000
                                                                   ------------
                     Machinery-Diversified: 1.79%
   200,000           Columbus Mckinnon Corp., 8.500%, due 04/01/08      187,000
                                                                   ------------
                                                                        187,000
                                                                   ------------
                     Media: 13.99%
   250,000           Adelphia Communications, 10.875%,
                       due 10/01/10                                     256,563
   100,000           CanWest Media, Inc., 10.625%, due 05/15/11         106,875
   250,000           Charter Communications Holdings LLC, 8.625%,
                       due 04/01/09                                     241,875
   100,000           Coaxial Communications of Central Ohio, Inc.,
                       10.000%, due 08/15/06                            100,750
   150,000           Echostar DBS Corp., 9.250%, due 02/01/06           153,750
   100,000           Mediacom Broadband LLC, 11.000%, due 07/15/13      110,250
   100,000     #     Nextmedia Operating, Inc., 10.750%,
                       due 07/01/11                                     103,750
   100,000           Northland Cable Television, Inc., 10.250%,
                       due 11/15/07                                      80,500
   200,000           Primedia, Inc., 8.875%, due 05/15/11               181,000
    25,000     #     Sinclair Broadcast Group, Inc., 8.750%,
                       due 12/15/11                                      25,125
   100,000           Sinclair Broadcast Group, Inc., 10.000%,
                       due 09/30/05                                     103,332
                                                                   ------------
                                                                      1,463,770
                                                                   ------------
                     Metal Fabricate/Hardware: 0.35%
   200,000    ++     Metals USA, Inc., 8.625%, due 12/15/08              36,500
                                                                   ------------
                                                                         36,500
                                                                   ------------
                     Mining: 0.92%
   100,000           Earle M. Jorgensen Co., 9.500%, due 04/01/05        96,500
                                                                   ------------
                                                                         96,500
                                                                   ------------
                     Miscellaneous Manufacturing: 0.54%
   100,000           Hexcel Corp., 9.750%, due 01/15/09                  56,500
                                                                   ------------
                                                                         56,500
                                                                   ------------
                     Oil & Gas: 2.98%
   140,000           Energy Corp. of America, 9.500%, due 05/15/07       95,200
   250,000           Premcor Refining Group, Inc., 8.375%,
                       due 11/15/07                                     216,250
                                                                   ------------
                                                                        311,450
                                                                   ------------
                     Oil & Gas Services: 0.74%
    75,000           Compagnie Generale de Geophysique SA, 10.625%,
                       due 11/15/07                                      76,875
                                                                   ------------
                                                                         76,875
                                                                   ------------
                     Packaging & Containers: 7.36%
   100,000           AEP Industries, Inc., 9.875%, due 11/15/07          94,500
   100,000     X     Norampac, Inc., 9.375%, due 02/01/08                64,215
   100,000           Norampac, Inc., 9.500%, due 02/01/08               105,000
   100,000           Owens-Illinois, Inc., 7.150%, due 05/15/05          94,500
   100,000           Owens-Illinois, Inc., 7.850%, due 05/15/04          97,500
   100,000     #     Plastipak Holdings, Inc., 10.750%,
                       due 09/01/11                                     105,500
   100,000           Riverwood Intl. Corp., 10.875%, due 04/01/08       102,000
   100,000           Stone Container Corp., 9.750%, due 02/01/11        106,750
                                                                   ------------
                                                                        769,965
                                                                   ------------
                     REITS: 1.87%
   100,000     #     Felcor Lodging LP, 9.500%, due 09/15/08            100,750
   100,000           Meristar Hospitality Corp., 9.125%,
                       due 01/15/11                                      94,500
                                                                   ------------
                                                                        195,250
                                                                   ------------
                     Semiconductors: 4.01%
   200,000           Amkor Technology, Inc., 9.250%, due 02/15/08       190,000
   200,000           Fairchild Semiconductor Intl., Inc., 10.125%,
                       due 03/15/07                                     206,000
    75,000    ++     ZiLog, Inc., 9.500%, due 03/01/05                   23,625
                                                                   ------------
                                                                        419,625
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
High Yield
Bond
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     Telecommunications: 7.86%
$  100,000           Alamosa Delaware, Inc., 12.500%,
                       due 02/01/11                                $    102,500
   100,000           American Cellular Corp., 9.500%,
                       due 10/15/09                                      97,500
   500,000     +     Call-Net Enterprises, Inc., 0/8.940%,
                       due 08/15/08                                     127,500
   120,000           Filtronic PLC, 10.000%, due 12/01/05               108,600
   250,000           Nextel Communications, Inc., 9.375%,
                       due 11/15/09                                     198,125
   100,000     #     Nextel Partners, Inc., 12.500%, due 11/15/09        88,000
   100,000           Rogers Cantel, Inc., 9.750%, due 06/01/16           99,500
   125,000  #,++,X   SA Telecommunications, Inc., 10.000,
                       due 08/15/06                                          --
                                                                   ------------
                                                                        821,725
                                                                   ------------
                     Transportation: 0.91%
   100,000           Gulfmark Offshore, Inc., 8.750%, due 06/01/08       95,500
                                                                   ------------
                                                                         95,500
                                                                   ------------
                     Total Corporate Bonds (Cost $10,649,000)        10,313,536
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 0.08%
                     Conglomerates: 0.08%
       150    @,X    Jordan Telecomm                               $      7,800
                                                                   ------------
                                                                          7,800
                                                                   ------------
                     Energy: 0.00%
    29,192    @,X    Orion Refining Corp.                                   292
                                                                   ------------
                                                                            292
                                                                   ------------
                     Total Common Stock (Cost $13,660)                    8,092
                                                                   ------------
PREFERRED STOCK: 0.02%
                     Telecommunications: 0.02%
       493    @,X    Adelphia Business Solutions, Inc.                    1,849
                                                                   ------------
                                                                          1,849
                                                                   ------------
                     Total Preferred Stock (Cost $377,513)                1,849
                                                                   ------------
 Number
   of
Warrants                                                              Value
--------------------------------------------------------------------------------
WARRANTS: 0.05%
                     Building Materials: 0.02%
       150     @     Dayton Superior Corp.                         $      2,250
                                                                   ------------
                                                                          2,250
                                                                   ------------
                     Food/Beverage: 0.03%
       295    @,X    Packaged Ice, Inc.                                   3,127
                                                                   ------------
                                                                          3,127
                                                                   ------------
                     Total Warrants (Cost $16,126)                        5,377
                                                                   ------------
                     Total Long Term Investments
                       (Cost $11,056,299)                            10,328,854
                                                                   ------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.44%
                     Repurchase Agreement: 1.44%
$   151,000          State Street Repurchase Agreement, 1.500%,
                       due 01/02/02, (Collateralized by $115,000
                       U.S. Treasury Bonds, 9.000%, Due 11/15/18,
                       Market Value $155,595)                      $    151,000
                                                                   ------------
                     Total Short-Term Investments (Cost $151,000)       151,000
                                                                   ------------
                     Total Investments in Securities
                       (Cost $11,207,299)*              100.18%    $ 10,479,854
                     Other Assets and Liabilities-Net    -0.18%         (18,470)
                                                        ------     ------------
                     Net Assets                         100.00%    $ 10,461,384
                                                        ======     ============

* Cost for federal income tax purposes is $11,211,240. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                 $    303,711
                     Gross Unrealized Depreciation                   (1,035,097)
                                                                   ------------
                     Net Unrealized Depreciation                   $   (731,386)
                                                                   ============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
@@   Foreign Issuer
++   Defaulted Security
X Market value determined by ING Pilgrim Valuation Committee appointed by the Funds Board of Directors.

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the fiscal year ended December 31, 2001 were as follows:

         Portfolio Name                          Type           Per Share Amount
         --------------                          ----           ----------------
MagnaCap Portfolio                                NII               $0.1211
Research Enhanced Index Portfolio                 NII               $0.0227
MidCap Opportunities Portfolio                    NII               $0.0012
Growth + Value Portfolio                         STCG               $0.0090
                                                 LTCG               $0.0390
SmallCap Opportunities Portfolio                 STCG               $0.0060
                                                 LTCG               $0.0430
International Value Portfolio                     NII               $0.1755
                                                 STCG               $0.1474
                                                 LTCG               $0.1842
High Yield Bond Portfolio                         NII               $0.2555

NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal year ended December 31, 2001, the following percentages qualify for the dividends received deduction available to corporate shareholders; 99.84%, 100.00%, 72.42%, 2.86%, 6.62%,
20.32%, and 0.17% for the MagnaCap Portfolio, Research Enhanced Index Portfolio, MidCap Opportunities Portfolio, Growth + Value Portfolio, SmallCap Opportunities Portfolio, International Value Portfolio and High Yield Bond Portfolio, respectively.

The foreign taxes paid or withheld of $89,320 in total and $0.03 per share for the International Value Portfolio represents taxes incurred by the portfolio from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Services (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2002, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2001.

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trust are managed under the direction of the Trust's Board of Directors/Trustees. Information pertaining to the Directors/Trustees and Officers of the Trust is set forth below:

                                                                  Term of Office
     Name, Address                      Position(s)               and Length of
        and Age                       Held with Fund               Time Served
        -------                       --------------               -----------
Non-Interested Directors:

Paul S. Doherty                      Director/Trustee              10-29-99 to
7337 E. Doubletree Ranch Rd.                                       Present
Scottsdale, AZ 85258
Age:67

Walter H. May                        Director/Trustee              10-29-99 to
7337 E. Doubletree Ranch Rd.                                       Present
Scottsdale, AZ 85258
Age: 65

Jock Patton                          Director/Trustee              8-28-95 to
7337 E. Doubletree Ranch Rd.                                       Present
Scottsdale, AZ 85258
Age: 56

David W.C. Putnam                    Director/Trustee              10-29-99 to
7337 E. Doubletree Ranch Rd.                                       Present
Scottsdale, AZ 85258
Age: 62

Blaine E. Rieke                      Director/Trustee              2-26-01 to
7337 E. Doubletree Ranch Rd.                                       Present
Scottsdale, AZ 85258
Age: 68

Richard A. Wedemeyer                 Director/Trustee              2-26-01 to
7337 E. Doubletree Ranch Rd.                                       Present
Scottsdale, AZ 85258
Age: 65

                                                                      Number of
                                          Principal                 Porfolios in                  Other
                                        Occupation(s)               Fund Complex              Directorships
     Name, Address                       during the                 Overseen by                  held by
        and Age                        Past Five Years                Director                   Director
        -------                        ---------------                --------                   --------
Non-Interested Directors:

Paul S. Doherty                President, Doherty, Wallace,              69                         --
7337 E. Doubletree Ranch Rd.   Pillsbury and Murphy, P.C.,
Scottsdale, AZ 85258           Attorneys (1996-2001). Mr. Doherty
Age:67                         was formerly a Director of
                               Tombrands, Inc. (1993-1998)

Walter H. May                  Retired. Mr. May was formerly             69          Mr. May is a Trustee for the Best
7337 E. Doubletree Ranch Rd.   Managing Director and Director of                     Prep Charity (1991 to present)
Scottsdale, AZ 85258           Marketing for Piper Jaffray, Inc., an
Age: 65                        investment banking/underwriting
                               firm.

Jock Patton                    Private Investor. Mr. Patton is           69          Mr. Patton is a Director of
7337 E. Doubletree Ranch Rd.   Director and Chief Executive Officer                  Hypercom Corporation (since
Scottsdale, AZ 85258           of Rainbow Multimedia Group, Inc.                     January 1999), and JDA Software
Age: 56                        (January 1999 to present) and                         Group, Inc. (since January 1999). He
                               President and co-owner of StockVal,                   is also a Director of Buick of
                               Inc. (November 1992 to June 1997).                    Scottsdale, Inc., National Airlines,
                                                                                     Inc., BG Associates, Inc., BK
                                                                                     Entertainment, Inc., and Arizona
                                                                                     Rotorcraft, Inc.

David W.C. Putnam              President and Director of F.L.            69          Mr. Putnam is a Director of Anchor
7337 E. Doubletree Ranch Rd.   Putnam Securities Company, Inc.                       Investment Trust (1973 to 2000),
Scottsdale, AZ 85258           and its affiliates. Mr. Putnam was                    Trustee of the Anchor International
Age: 62                        formerly a Director of Trust Realty                   Bond Trust, Trustee of the Principle
                               Corp. and Bow Ridge Mining                            Equity Market Trust (1996 to
                               Company.                                              present), Trustee of the Progressive
                                                                                     Capital Accumulation Trust (1998 to
                                                                                     present), Director of the Asian
                                                                                     American Bank and Trust Company (1992
                                                                                     to present), Trustee of the Andover
                                                                                     Newton Theological School (1992 to
                                                                                     2001), Trustee of the Mercy Endowment
                                                                                     Foundation (1995 to present) and
                                                                                     member of governing board of the
                                                                                     Ursuline Academy (1994 to present).

Blaine E. Rieke                General Partner of Huntington             69          Mr. Rieke is a Director/Trustee of
7337 E. Doubletree Ranch Rd.   Partners, an investment partnership                   the Morgan Chase Trust Co.
Scottsdale, AZ 85258           (1997 to present). Mr. Rieke was                      (January 1998 to present)
Age: 68                        formerly Chairman and Chief
                               Executive Officer of Firstar Trust
                               Company (1973 to 1996). Mr. Rieke
                               was the Chairman of the Board and
                               a Trustee of each of the former ING
                               Funds.

Richard A. Wedemeyer           Vice President of the Channel             69          Mr. Wedemeyer is a Trustee of the
7337 E. Doubletree Ranch Rd.   Corporation, an importer of                           First Choice Funds (1997 to 2001)
Scottsdale, AZ 85258           specialty alloy aluminum products                     and Touchstone Consulting Group
Age: 65                        (1996 to present). Mr. Wedemeyer                      (1997 to present)
                               was formerly Vice President of
                               Performance Advantage, Inc. (1992
                               to 1996) and Vice President,
                               Operations and Administration, of
                               Jim Henson Productions (1979 to
                               1997). Mr. Wedemeyer was a
                               Trustee of each of the Funds
                               managed by ING Investment
                               Management Co. LLC.

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                                                  Term of Office
     Name, Address                      Position(s)               and Length of
        and Age                       Held with Fund               Time Served
        -------                       --------------               -----------
Interested Directors:

Thomas J. McInerney(1)               Director/Trustee              2-26-01 to
7337 E. Doubletree Ranch Rd.                                       Present
Scottsdale, AZ 85258
Age: 45

John G. Turner(2)                    Chairman and                  10-29-99 to
7337 E. Doubletree Ranch Rd.         Director/Trustee              Present
Scottsdale, AZ 85258
Age: 62

                                                                      Number of
                                          Principal                 Porfolios in                  Other
                                        Occupation(s)               Fund Complex              Directorships
     Name, Address                       during the                 Overseen by                  held by
        and Age                        Past Five Years                Director                   Director
        -------                        ---------------                --------                   --------
Interested Directors:

Thomas J. McInerney(1)         General Manager and Chief                 69          Director of the Ameribest Life
7337 E. Doubletree Ranch Rd.   Executive Officer of ING U.S.                         Insurance Co. Equitable Life
Scottsdale, AZ 85258           Worksite Financial Services (since                    Insurance Co., First Columbine Life
Age: 45                        December 2000). Mr McInerney was                      Insurance Co., Golden American Life
                               formerly President of Aetna                           Insurance Co., Life Insurance
                               Financial Services (August 1997 to                    Company of Georgia, Midwestern
                               December 2000), head of National                      United Life Insurance Co., ReliaStar
                               Accounts and Core Sales and                           Life Insurance Co., Security Life of
                               Marketing for Aetna U.S.                              Denver, Security Connecticut Life
                               Healthcare (April 1996 to March                       Insurance Co., Southland Life
                               1997), head of Corporate Strategies                   Insurance Co., USG Annuity and Life
                               for Aetna Inc. (July 1995 to April                    Company, and United Life and
                               1996), and held a variety of line                     Annuity Insurance Co., Inc. (March
                               and corporate staff positions since                   2001 to present). Mr. McInerney is a
                               1978. Mr. McInerney is a member of                    member of the Board of the
                               the Board of the National                             National Commission on Retirement
                               Commission on Retirement Policy,                      Policy, the Governor's Council on
                               the Governor's Council on Economic                    Economic Competitiveness and
                               Competitiveness and Technology of                     Technology of Connecticut, the
                               Connecticut, the Board of Directors                   Board of Directors of the
                               of the Connecticut Business and                       Connecticut Business and Industry
                               Industry Association, the Board of                    Association, the Board of Trustees
                               Trustees of the Bushnell, the Board                   of the Bushnell, the Board for the
                               for the Connecticut Forum, and the                    Connecticut Forum, and the Board
                               Board of the Metro Hartford                           of the Metro Hartford Chamber of
                               Chamber of Commerce, and is                           Commerce, and is Chairman of
                               Chairman of Concerned Citizens for                    Concerned Citizens for Effective
                               Effective Government.                                 Government.

John G. Turner(2)              Mr. Turner is currently a Trustee and     119         Mr. Turner serves as a member of
7337 E. Doubletree Ranch Rd.   Vice Chairman of ING Americas. Mr.                    the Board of ING Americas , Aeltus
Scottsdale, AZ 85258           Turner was formerly Chairman and                      Investment Management, Inc., and
Age: 62                        Chief Executive Officer of ReliaStar                  each of the Aetna Funds. Mr. Turner
                               Financial Corp. and ReliaStar Life                    also serves as Director/Trustee of
                               Insurance Co. (1993 to 2000),                         the Hormel Foods Corporation (May
                               Chairman of ReliaStar United                          2000 to present) and Shopko Stores,
                               Services Life Insurance Company                       Inc. (August 1999 to present).
                               and ReliaStar Life Insurance
                               Company of New York (since 1995),
                               Chairman of Northern Life
                               Insurance Company (since 1992),
                               Chairman and Director/Trustee of
                               the Northstar affiliated investment
                               companies (since October 1993). Mr.
                               Turner was formerly Director of
                               Northstar Investment Management
                               Corporation and its affiliates (1993
                               to 1999).

----------
(1) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(2) Mr. Turner is an "interested person", as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                                                  Term of Office
     Name, Address                      Position(s)               and Length of
        and Age                       Held with Fund               Time Served
        -------                       --------------               -----------
Officers:

James M. Hennessy                    President, Chief              Since
7337 E. Doubletree Ranch Rd.         Executive Officer,            April
Scottsdale, Arizona 85258            and Chief                     1995
Age: 52                              Operating Officer

Mary Lisanti                         Executive Vice                Since
7337 E. Doubletree Ranch Rd.         President and                 May
Scottsdale, Arizona 85258            Chief Operating               1998
Age: 45                              Officer --
                                     Domestic Equities;
                                     Senior Portfolio
                                     Manager Pilgrim
                                     Equity Trust,
                                     Pilgrim Growth
                                     Opportunities
                                     Fund, Pilgrim
                                     Mayflower Trust,
                                     and Pilgrim
                                     SmallCap
                                     Opportunities
                                     Fund.

                                                                      Number of
                                          Principal                 Porfolios in                  Other
                                        Occupation(s)               Fund Complex              Directorships
     Name, Address                       during the                 Overseen by                  held by
        and Age                        Past Five Years                Director                   Director
        -------                        ---------------                --------                   --------
Officers:

James M. Hennessy              President and Chief Executive             --                         --
7337 E. Doubletree Ranch Rd.   Officer of each of the Pilgrim Funds
Scottsdale, Arizona 85258      (since February 2001); Chief
Age: 52                        Operating Officer of each of the
                               Pilgrim Funds (since July 2000);
                               Director of ING Pilgrim Group, LLC,
                               ING Pilgrim Investments, LLC, ING
                               Pilgrim Securities, Inc., ING Pilgrim
                               Capital Corporation, LLC, ING
                               Lexington Management
                               Corporation, Lexington Funds
                               Distributor, Inc., Market Systems
                               Research Advisors, Inc., Market
                               Systems Research, Inc., Express
                               America T.C. Corporation, EAMC
                               Liquidation Corp. (since December
                               2000); and President and Chief
                               Executive Officer of ING Pilgrim
                               Investments, LLC, ING Pilgrim
                               Group, LLC, ING Pilgrim Capital
                               Corporation, LLC, ING Lexington
                               Management Corporation, Express
                               America T.C. Corporation, EAMC
                               Liquidation Corp. (since December
                               2000). Formerly Senior Executive
                               Vice President (June 2000 -
                               December 2000) and Secretary
                               (April 1995 - December 2000), ING
                               Pilgrim Capital Corporation, ING
                               Pilgrim Group, Inc., ING Pilgrim
                               Investments, Inc., ING Lexington
                               Management Corporation, Express
                               America T.C. Corporation, EAMC
                               Liquidation Corp.; Senior Executive
                               Vice President (July 2000 - February
                               2001) and Secretary (April 1995 -
                               February 2001) of each of the
                               Pilgrim Funds; Executive Vice
                               President, Pilgrim Capital
                               Corporation and its affiliates (May
                               1998 - June 2000) and Senior Vice
                               President, Pilgrim Capital and its
                               affiliates (April 1995 - April 1998).

Mary Lisanti                   Executive Vice President of the           --                         --
7337 E. Doubletree Ranch Rd.   Pilgrim Funds (since May 1998).
Scottsdale, Arizona 85258      Formerly Portfolio Manager, Strong
Age: 45                        Capital Management; and
                               Managing Director and Head of
                               Small- and Mid-Capitalization
                               Equity Strategies at Bankers Trust
                               Corp. (1993-1996).

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                                                  Term of Office
     Name, Address                      Position(s)               and Length of
        and Age                       Held with Fund               Time Served
        -------                       --------------               -----------
Stanley D. Vyner                     Executive Vice                Since
7337 E. Doubletree Ranch Rd.         President and                 July 1996
Scottsdale, Arizona 85258            Chief Investment
Age: 51                              Officer -- Fixed
                                     Income and
                                     International
                                     Equities.

Ralph G. Norton III                  Senior Vice                   Since
7337 E Doubletree Ranch Rd.          President                     August
Scottsdale, Arizona 85258                                          2001
Age: 42

Michael J. Roland                    Senior Vice                   Since
7337 E. Doubletree Ranch Rd.         President and                 June
Scottsdale, Arizona 85258            Principal Financial           1998
Age: 43                              Officer.

Robert S. Naka                       Senior Vice                   Since
7337 E. Doubletree Ranch Rd.         President and                 August
Scottsdale, Arizona 85258            Assistant                     1995
Age: 38                              Secretary.

Robyn L. Ichilov                     Vice President                Since
7337 E. Doubletree Ranch Rd.         and Treasurer                 November
Scottsdale, Arizona 85258                                          1995
Age: 34

Kimberly A. Anderson                 Vice President                Since
7337 E. Doubletree Ranch Rd.         and Secretary                 August
Scottsdale, Arizona 85258                                          1999
Age: 37

                                                                      Number of
                                          Principal                 Porfolios in                  Other
                                        Occupation(s)               Fund Complex              Directorships
     Name, Address                       during the                 Overseen by                  held by
        and Age                        Past Five Years                Director                   Director
        -------                        ---------------                --------                   --------
Stanley D. Vyner               Executive Vice President of most of       --                         --
7337 E. Doubletree Ranch Rd.   the Pilgrim Funds (since July 1996).
Scottsdale, Arizona 85258      Formerly President and Chief
Age: 51                        Executive Officer (August 1996 -
                               August 2000), ING Pilgrim
                               Investments.

Ralph G. Norton III            Senior Vice President and Chief           --                         --
7337 E Doubletree Ranch Rd.    Investment Officer, Fixed Income,
Scottsdale, Arizona 85258      ING Pilgrim Investments, LLC (since
Age: 42                        August 2001). Formerly, Senior
                               Market Strategist, Aeltus
                               Investment Management, Inc. (from
                               January 2001 to August 2001). Chief
                               Investment Officer, ING Mutual
                               Funds Management Co. (1990 to
                               January 2001).

Michael J. Roland              Senior Vice President and Principal       --                         --
7337 E. Doubletree Ranch Rd.   Financial Officer (since June 1998)
Scottsdale, Arizona 85258      of the Funds; Senior Vice President
Age: 43                        and Principal Financial Officer (since
                               June 1998) of ING Pilgrim Group,
                               LLC, ING Pilgrim Investments, LLC,
                               and ING Pilgrim Securities, Inc. He
                               served in same capacity from
                               January 1995 - April 1997. Formerly,
                               Chief Financial Officer of Endeaver
                               Group (April 1997 to June 1998).

Robert S. Naka                 Senior Vice President, ING Pilgrim        --                         --
7337 E. Doubletree Ranch Rd.   Investments, LLC (since November
Scottsdale, Arizona 85258      1999) and ING Pilgrim Group, LLC
Age: 38                        (since August 1999); Senior Vice
                               President and Assistant Secretary of
                               the Pilgrim Funds. Formerly Vice
                               President, ING Pilgrim Investments,
                               Inc. (April 1997 - October 1999), ING
                               Pilgrim Group, Inc. (February 1997 -
                               August 1999) and Assistant Vice
                               President, ING Pilgrim Group, Inc.
                               (August 1995-February 1997).

Robyn L. Ichilov               Vice President, ING Pilgrim               --                         --
7337 E. Doubletree Ranch Rd.   Investments, LLC (since August
Scottsdale, Arizona 85258      1997); Accounting Manager (since
Age: 34                        November 1995); Vice President and
                               Treasurer of most of the Pilgrim Funds.

Kimberly A. Anderson           Vice President of ING Pilgrim Group,      --                         --
7337 E. Doubletree Ranch Rd.   LLC (since January 2001) and Vice
Scottsdale, Arizona 85258      President and Secretary of each of
Age: 37                        the Pilgrim Funds (since February
                               2001). Formerly Assistant Vice
                               President and Assistant Secretary of
                               each of the Pilgrim Funds (August
                               1999-February 2001) and Assistant
                               Vice President of ING Pilgrim Group,
                               Inc. (November 1999-January 2001).
                               Ms. Anderson has held various
                               other positions with ING Pilgrim
                               Group, Inc. for more than the last
                               five years.

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                                                  Term of Office
     Name, Address                      Position(s)               and Length of
        and Age                       Held with Fund               Time Served
        -------                       --------------               -----------
Todd Modic                           Assistant Vice                Since
7337 E. Doubletree Ranch Rd.         President                     August
Scottsdale, Arizona 85258                                          2001
Age: 34

Maria M. Anderson                    Assistant Vice                Since
7337 E. Doubletree Ranch Rd.         President                     August
Scottsdale, Arizona 85258                                          2001
Age: 43

Steven Rayner                        Vice President                Since
7337 E. Doubletree Ranch Rd.         and Co-Portfolio              January
Scottsdale, Arizona 85258            Manager Pilgrim               2001
Age: 35                              Financial Services
                                     Fund

Robert Kloss                         Vice President                Since
7337 E. Doubletree Ranch Rd.         and Co-Portfolio              January
Scottsdale, Arizona 85258            Manager of                    2001
Age: 45                              Pilgrim Financial
                                     Services Fund.

                                                                      Number of
                                          Principal                 Porfolios in                  Other
                                        Occupation(s)               Fund Complex              Directorships
     Name, Address                       during the                 Overseen by                  held by
        and Age                        Past Five Years                Director                   Director
        -------                        ---------------                --------                   --------
Todd Modic                     Assistant Vice President of each of       --                         --
7337 E. Doubletree Ranch Rd.   the Pilgrim Funds (since August
Scottsdale, Arizona 85258      2001); Director of Financial
Age: 34                        Reporting ING Pilgrim (since March
                               2001) Formerly Director of Financial
                               Reporting Axient Communications,
                               Inc (since May 2000 - January 2001)
                               and Director of Finance with
                               Rural/Metro Corporation (since
                               March 1995 - May 2000).

Maria M. Anderson              Assistant Vice President of each of       --                         --
7337 E. Doubletree Ranch Rd.   the Pilgrim Funds (since August
Scottsdale, Arizona 85258      2001). Formerly Manager of Fund
Age: 43                        Accounting and Fund Compliance
                               (Since September 1999- November
                               2001); Section Manager of Fund
                               Accounting with Stein Roe Mutual
                               Funds (since July 1998 -August
                               1999) and Financial Reporting
                               Analyst with Stein Roe Mutual
                               Funds (since August 1997 - July
                               1998.

Steven Rayner                  Vice President of ING Pilgrim             --                         --
7337 E. Doubletree Ranch Rd.   Investments, LLC and Pilgrim
Scottsdale, Arizona 85258      Manager Pilgrim Financial Services
Age: 35                        Fund (since January 2001). Formerly
                               Assistant Vice President of ING
                               Pilgrim Investments, Inc. (February
                               1998 - January 2001). Mr. Rayner
                               has held various other positions
                               with ING Pilgrim Investments, Inc.
                               since June 1995.

Robert Kloss                   Vice President of ING Pilgrim             --                         --
7337 E. Doubletree Ranch Rd.   Investments, LLC and Pilgrim
Scottsdale, Arizona 85258      Financial Services Fund (since
Age: 45                        January 2001). Mr. Kloss has held
                               various other positions with ING
                               Pilgrim Investments, Inc. for the last
                               five years.

             DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                                                  Term of Office
     Name, Address                      Position(s)               and Length of
        and Age                       Held with Fund               Time Served
        -------                       --------------               -----------
Thomas Jackson                       Senior Vice                   Since June
7337 E. Doubletree Ranch Rd.         President and                 2001
Scottsdale, Arizona 85258            Senior Portfolio
Age: 56                              Manager for
                                     value equity
                                     strategies at ING
                                     Pilgrim, has
                                     served as
                                     Portfolio
                                     Manager of
                                     Growth and
                                     Income Fund,
                                     Pilgrim
                                     Investment Funds,
                                     and Pilgrim
                                     Mutual Funds.

Edwin Schriver                       Senior Vice                   Since
7337 E. Doubletree Ranch Rd.         President and                 November
Scottsdale, Arizona 85258            Senior Portfolio              1999
Age: 56                              Manager Pilgrim
                                     Investment Funds,
                                     Pilgrim
                                     Mayflower Trust,
                                     and Pilgrim
                                     Mutual Funds.

Andrew Chow                          Vice President                Since
7337 E. Doubletree Ranch Rd.         and Portfolio                 September
Scottsdale, Arizona 85258            Manager of                    2000
Age: 38                              Pilgrim Mutual
                                     Funds.

Jeffrey Bernstein                    Senior Vice                   Since
7337 E. Doubletree Ranch Rd.         President and                 October
Scottsdale, Arizona 85258            Senior Portfolio              1999
Age: 35                              Manager of
                                     Pilgrim Growth
                                     Opportunities
                                     Fund, Pilgrim
                                     Mutual Funds,
                                     and Pilgrim
                                     Equity Trust.

Richard T. Saler                     Senior Vice                   Since July
7337 E. Doubletree Ranch Rd.         President and                 2000
Scottsdale, Arizona 85258            Director of
Age: 40                              International
                                     Equity Investment
                                     Strategy of ING
                                     Pilgrim and
                                     Senior Portfolio
                                     Manager Pilgrim
                                     Mutual Funds,
                                     International
                                     Fund and Pilgrim
                                     Advisory Funds Inc.

                                                                      Number of
                                          Principal                 Porfolios in                  Other
                                        Occupation(s)               Fund Complex              Directorships
     Name, Address                       during the                 Overseen by                  held by
        and Age                        Past Five Years                Director                   Director
        -------                        ---------------                --------                   --------
Thomas Jackson                 Senior Vice President, ING Pilgrim        --                         --
7337 E. Doubletree Ranch Rd.   Investments, LLC (since June 2001).
Scottsdale, Arizona 85258      Prior to joining ING Pilgrim in 2001,
Age: 56                        Mr. Jackson was a Managing
                               Director at Prudential Investments
                               (April 1990 through December
                               2000). Prior to April 1990, Mr.
                               Jackson was Co-Chief Investment
                               Officer and Managing Director at
                               Century Capital Associates and Red
                               Oak Advisors.

Edwin Schriver                 Senior Vice President, ING Pilgrim        --                         --
7337 E. Doubletree Ranch Rd.   Investments, LLC (since November
Scottsdale, Arizona 85258      1999). Formerly, Senior High Yield
Age: 56                        Analyst for Dreyfus Corporation
                               (from April 1998 to November 1999);
                               President of Cresent City
                               Research (from July 1993 to April
                               1998).

Andrew Chow                    Vice President, ING Pilgrim               --                         --
7337 E. Doubletree Ranch Rd.   Investments LLC (September 2000 to
Scottsdale, Arizona 85258      present). Formerly Portfolio
Age: 38                        Manager Conseco Convertible
                               Securities Fund Capital
                               Management (since 1998 - August
                               2000); responsible for magnate
                               convertible securities accounts at
                               Conseco (since 1991 - 1998).

Jeffrey Bernstein              Senior Vice President, ING Pilgrim        --                         --
7337 E. Doubletree Ranch Rd.   Investments LLC (October 1999 to
Scottsdale, Arizona 85258      present). Formerly was a portfolio
Age: 35                        manger at Northstar Investment
                               Management Corp., which
                               subsequently merged into ING
                               Pilgrim. Prior to May 1998, Mr.
                               Bernstein was a Portfolio Manager
                               at Strong Capital Management.
                               From 1995 to 1997, Mr. Bernstein
                               was a Portfolio Manager at
                               Berkeley Capital.

Richard T. Saler               Senior Vice President of ING Pilgrim      --                         --
7337 E. Doubletree Ranch Rd.   Investments, LLC (since . July 2000
Scottsdale, Arizona 85258      to present). Formerly from 1986
Age: 40                        until July 2000, Mr. Saler was a
                               senior Vice President and Director
                               of International Equity Strategy at
                               Lexington Management
                               Corporation (Lexington) (which was
                               acquired by ING Pilgrim's Parent
                               company in July 2000).

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                                                  Term of Office
     Name, Address                      Position(s)               and Length of
        and Age                       Held with Fund               Time Served
        -------                       --------------               -----------
Phillip A. Schwartz                  Senior Vice                   Since July
7337 E. Doubletree Ranch Rd.         President and                 2000
Scottsdale, Arizona 85258            Director of
Age: 40                              International
                                     Equity Investment
                                     Strategy of ING
                                     Pilgrim and
                                     Senior Portfolio
                                     Manager Pilgrim
                                     Mutual Funds,
                                     International
                                     Fund and Pilgrim
                                     Advisory Funds Inc.

Andy Mitchell                        Vice President                Since July
7337 E. Doubletree Ranch Rd.         and Co-Portfolio              2000
Scottsdale, Arizona 85258            Manager Pilgrim
Age: 38                              Investment Funds
                                     and Pilgrim
                                     Mutual Funds.

Russ Stiver                          Vice President                Since May
7337 E. Doubletree Ranch Rd.         and Co-Portfolio              2000
Scottsdale, Arizona 85258            Manager Pilgrim
Age: 39                              Investment Funds
                                     and Pilgrim
                                     Mutual Funds.

                                                                      Number of
                                          Principal                 Porfolios in                  Other
                                        Occupation(s)               Fund Complex              Directorships
     Name, Address                       during the                 Overseen by                  held by
        and Age                        Past Five Years                Director                   Director
        -------                        ---------------                --------                   --------
Phillip A. Schwartz            Senior Vice President of ING Pilgrim      --                         --
7337 E. Doubletree Ranch Rd.   Investments, LLC (since . July 2000
Scottsdale, Arizona 85258      to present). Formerly, Mr. Schwartz
Age: 40                        was a senior Vice President and
                               Director of International Equity
                               Strategy at Lexington Management
                               Corporation (Lexington) (which was
                               acquired by ING Pilgrim's Parent
                               company in July 2000). Prior to
                               1993, Mr. Schwartz was a Vice
                               President of European Research
                               Sales with Cheuvreux de Virieu in
                               Paris and New York.

Andy Mitchell                  Vice President, ING Pilgrim               --                         --
7337 E. Doubletree Ranch Rd.   Investments, LLC (since July 2000).
Scottsdale, Arizona 85258      Formerly, Senior Credit Analyst for
Age: 38                        Katonah Capital (March 2000 to
                               July 2000); Vice President and
                               Senior High Yield Analyst at Merrill
                               Lynch Asset Management (from
                               March 1998 to March 2000);
                               Assistant Vice President and Senior
                               High Yield Analyst at Schroder
                               Capital Management (from March
                               1994 to March 1998).

Russ Stiver                    Vice President, ING Pilgrim               --                         --
7337 E. Doubletree Ranch Rd.   Investments, LLC (since May 2000).
Scottsdale, Arizona 85258      Formerly, Acting Vice President
Age: 39                        (April 1999 to April 2000) and
                               Portfolio Manager (November 1996
                               to April 2000) at Manulife Financial.

INVESTMENT MANAGER

ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIANS

State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

Prospectus containing more complete information regarding the Portfolios, including charges and expenses, may be obtained by calling Pilgrim Variable Products Trust at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LOGO] ING PILGRIM                                           VPRANN123101-022202